              As filed with Securities and Exchange Commission on
                                April 27, 2000

                                                      Registration No. 33-66864
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           _________________________

                                   FORM S-6
                       POST-EFFECTIVE AMENDMENT NO. 12
                        TO REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
                           _________________________

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                              501 Boylston Street
                          Boston, Massachusetts 02117
             (Address of depositor's principal executive offices)
                           _________________________

                                MARIE C. SWIFT
                                    Counsel
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of agent for service)

                                  Copies to:
                                STEPHEN E. ROTH
                       Sutherland, Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004
                           _________________________

It is proposed that this filing will become effective (check appropriate box)
  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on May 1, 2000 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Adjustable Variable Survivorship Life Insurance Policies.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                       Registration Statement on Form S-6

                             Cross-Reference Sheet


Form N-8B-2
Item No.        Caption in Prospectus
-----------     ---------------------

1               Cover Page
2               Cover Page
3               Inapplicable
4               NELICO's Distribution Agreement
5               NELICO
6               The Variable Account
9               Inapplicable
10(a)           Other Policy Features
10(b)           Policy Values and Benefits
10(c), (d), (e) Death Benefit; Cash Value; Exchange of Policy During First 24
                Months; Lapse and Reinstatement; Surrender; Partial Surrender;
                Right to Return the Policy; Loan Provision; Transfer Option;
                Premiums
10(f), (g), (h) Voting Rights; Rights Reserved by NELICO
10(i)           Limits to NELICO's Right to Challenge the Policy; Payment of
                Proceeds; Investment Options
11              The Variable Account
12              Investments of the Variable Account; NELICO's Distribution
                Agreement
13              Charges and Expenses; NELICO's Distribution Agreement; Charge
                for NELICO's Income Taxes; Appendix A
14              Amount Provided for Investment Under the Policy; NELICO's
                Distribution Agreement
15              Premiums
16              Investments of the Variable Account
17              Captions referenced under Items 10(c), (d), (e) and (i) above
18              The Variable Account; Net Investment Experience
19              Reports; NELICO's Distribution Agreement
20              Captions referenced under Items 6 and 10(g) above
21              Loan Provision
22              Inapplicable
23              NELICO's Distribution Agreement
24              Limits to NELICO's Right to Challenge the Policy
25              NELICO
26              NELICO's Distribution Agreement

Form N-8B-2
Item No.       Caption in Prospectus
-------------  ---------------------

27             NELICO
28             Management
29             NELICO
30             Inapplicable
31             Inapplicable
32             Inapplicable
33             Inapplicable
34             NELICO's Distribution Agreement
35             NELICO
36             Inapplicable
37             Inapplicable
38             NELICO's Distribution Agreement
39             NELICO's Distribution Agreement
40             NELICO's Distribution Agreement
41(a)          NELICO's Distribution Agreement
42             Inapplicable
43             Inapplicable
44(a)          Investments of the Variable Account; Amount Provided for
               Investment Under the Policy; Deductions from Premiums; Flexible
               Premiums
44(b)          Charges and Expenses
44(c)          Flexible Premiums; Deductions from Premiums
45             Inapplicable
46             Investments of the Variable Account; Captions referenced under
               Items 10(c), (d) and (e) above
47             Inapplicable
48             Inapplicable
49             Inapplicable
50             Inapplicable
51             Cover Page; Death Benefit; Lapse and Reinstatement; Charges and
               Expenses; Additional Benefits by Rider; Exchange of Policy During
               First 24 Months; Payment Options; Policy Owner and Beneficiary;
               Premiums; NELICO's Distribution Agreement
52             Rights Reserved by NELICO
53             Tax Considerations
54             Inapplicable
55             Inapplicable
59             Financial Statements

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

                           ZENITH SURVIVORSHIP LIFE

                         Supplement dated May 1, 2000
                        To Prospectus dated May 1, 2000

We deduct a 9% sales charge from premiums. We currently intend to waive this charge for your Policy:

-- on all premiums after the 15th Policy year (after the 17th Policy year if we issued the Policy in Pennsylvania)

-- on the amount of premiums you pay in a Policy year that exceed a Benchmark Premium. Certain Policy riders increase the Benchmark Premium for this purpose.

(When we determine the sales charge, we consider premiums we receive during the 20 days prior to a Policy anniversary as paid in the next Policy year. This rule does not apply, however, to premiums paid through our Master Service Account arrangement.) The Benchmark Premium is defined in the Glossary section of the Zenith Survivorship Life prospectus supplement booklet that accompanies this supplement.




VL-148-00

                            ZENITH SURVIVORSHIP LIFE
                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

This prospectus offers individual flexible premium adjustable variable survivorship life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

The Policy provides premium flexibility and two types of death benefit guarantees as long as your total premiums paid meet certain minimum requirements and no policy loan is outstanding. Insurance coverage is provided on the lives of two insureds. The death benefit is payable at the death of the second to die.

You may choose among four death benefit options. Two provide a fixed death benefit equal to the Policy's face amount. Two provide a death benefit that may vary daily with the investment experience of the Eligible Funds. Under any of the death benefit options, the minimum death benefit guarantee(s) are available. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

You allocate net premiums among the investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each sub-account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

NEW ENGLAND ZENITH FUND               MFS Research Managers Series

Back Bay Advisors Bond Income Series  METROPOLITAN SERIES FUND, INC.
Back Bay Advisors Managed Series
Back Bay Advisors Money Market        Putnam Large Cap Growth Portfolio*
 Series                               Janus Mid Cap Portfolio*
Capital Growth Series                 Russell 2000(R) Index Portfolio*
Westpeak Growth and Income Series
Westpeak Stock Index Series           VARIABLE INSURANCE PRODUCTS FUND ("VIP")
Balanced Series
Loomis Sayles Small Cap Series        Overseas Portfolio
Alger Equity Growth Series
Davis Venture Value Series            Equity-Income Portfolio
Harris Oakmark Mid Cap Value Series   High Income Portfolio
Morgan Stanley International
 Magnum Equity Series                 VARIABLE INSURANCE PRODUCTS FUND II
MFS Investors Series                  ("VIP II")

                                      Asset Manager Portfolio.

You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.


You may cancel the Policy during the "Right to Return the Policy" period. In addition, replacing existing insurance with the Policy might not be to your advantage.
--------

* Availability is subject to any necessary state insurance department approvals.

DURING THE FOURTH QUARTER OF 2000, WE ANTICIPATE REPLACING THE MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES WITH THE PUTNAM INTERNATIONAL STOCK PORTFOLIO OF THE METROPOLITAN SERIES FUND, INC., SUBJECT TO REGULATORY APPROVALS.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS http://www.sec.gov.

THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                MAY 1, 2000

                               TABLE OF CONTENTS

GLOSSARY.................................................................  A-4
INTRODUCTION TO THE POLICIES.............................................  A-6
 The Policies............................................................  A-6
 Availability of the Policy..............................................  A-8
 Policy Charges..........................................................  A-8
 How the Policy Works.................................................... A-10
 Receipt of Communications and Payments at NELICO's Home Office.......... A-11
 NELICO.................................................................. A-11
POLICY VALUES AND BENEFITS............................................... A-12
 Death Benefit........................................................... A-12
 Minimum Guaranteed Death Benefit........................................ A-12
 Death Proceeds Payable.................................................. A-14
 Change in Death Benefit Option.......................................... A-14
 Extending the Maturity Date............................................. A-14
 Cash Value.............................................................. A-15
 Net Investment Experience............................................... A-15
 Allocation of Net Premiums.............................................. A-15
 Amount Provided for Investment under the Policy......................... A-15
 Right to Return the Policy.............................................. A-16
CHARGES AND EXPENSES..................................................... A-16
 Deductions from Premiums................................................ A-17
 Surrender Charge........................................................ A-18
 Monthly Deduction from Cash Value....................................... A-20
 Charges Against the Eligible Funds and the Sub-Accounts of the Variable
  Account................................................................ A-21
 Group or Sponsored Arrangements......................................... A-23
PREMIUMS................................................................. A-24
 Flexible Premiums....................................................... A-24
 Lapse and Reinstatement................................................. A-25
OTHER POLICY FEATURES.................................................... A-26
 Loan Provision.......................................................... A-26
 Surrender............................................................... A-27
 Partial Surrender....................................................... A-27
 Reduction in Face Amount................................................ A-28
 Investment Options...................................................... A-28
 Transfer Option......................................................... A-29
 Dollar Cost Averaging................................................... A-29
 Asset Rebalancing....................................................... A-30
 Payment of Proceeds..................................................... A-30
 Exchange of Policy During First 24 Months............................... A-30
 Policy Split Rider...................................................... A-31
 Payment Options......................................................... A-31
 Additional Benefits by Rider............................................ A-32
 Policy Owner and Beneficiary............................................ A-32
THE VARIABLE ACCOUNT..................................................... A-33
 Investments of the Variable Account..................................... A-33
 Investment Management................................................... A-35
THE FIXED ACCOUNT........................................................ A-36
 General Description..................................................... A-36
 Values and Benefits..................................................... A-36
 Policy Transactions..................................................... A-37
NELICO'S DISTRIBUTION AGREEMENT.......................................... A-37

LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY........................ A-38
 Notification of First Death............................................ A-38
 Misstatement of Age or Sex............................................. A-38
 Suicide................................................................ A-38
TAX CONSIDERATIONS...................................................... A-39
 Introduction........................................................... A-39
 Tax Status of the Policy............................................... A-39
 Tax Treatment of Policy Benefits....................................... A-39
 NELICO's Income Taxes.................................................. A-42
MANAGEMENT.............................................................. A-42
VOTING RIGHTS........................................................... A-45
RIGHTS RESERVED BY NELICO............................................... A-45
TOLL-FREE NUMBERS....................................................... A-45
REPORTS................................................................. A-46
ADVERTISING PRACTICES................................................... A-46
LEGAL MATTERS........................................................... A-46
REGISTRATION STATEMENT.................................................. A-46
EXPERTS................................................................. A-47
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH
 VALUES AND ACCUMULATED SCHEDULED PREMIUMS ............................. A-48
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION........................... A-56
APPENDIX C: LONG TERM MARKET TRENDS..................................... A-80
APPENDIX D: USES OF SURVIVORSHIP LIFE INSURANCE......................... A-82
APPENDIX E: TAX INFORMATION............................................. A-83
APPENDIX F: TAX LAW AND THE DEATH BENEFIT............................... A-84
APPENDIX G: ENHANCED DEATH BENEFIT LIMITATIONS.......................... A-85
FINANCIAL STATEMENTS.................................................... AA-1

                                    GLOSSARY

ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

BENCHMARK PREMIUM. We use the Benchmark Premium to determine the amount of Deferred Sales Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. It is the level premium necessary to keep a level death benefit Policy, without riders, in-force until age 80 of the younger insured (or 20 years after issue, if later, but not later than the Maturity
Date), assuming charges are imposed at the guaranteed levels and a 4% rate of interest.

CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in our general account as a result of the loan.

EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

INVESTMENT START DATE. This is the latest of the date we receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application and the Policy Date.

MATURITY DATE. The Policy anniversary on which the younger insured is (or would have been) age 100. The Policy will not mature on this date if the extended maturity option has been added to the Policy.

NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued interest.

NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period.

PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium can be a fixed amount or can vary over time and is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her
Part II of the application and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally five days after issue.

TARGET PREMIUM. We use the Target Premium to measure the portion of the total premiums paid in a Policy year that is currently subject to the 9% sales charge, as well as sales commissions. It equals 110% of the level premium necessary to keep a level death benefit base Policy in-force until age 80 of the younger insured, assuming we impose charges at the guaranteed levels and a 4% rate of interest, if both insureds are a standard or better underwriting risk. If the younger insured's issue age is above 60, this Target Premium may be calculated using a period of less than 20, but no less than five, years. If we assign an insured to a class below standard, the Target Premium for the Policy will be up to 140% of the comparable Target Premium described above, depending on the underwriting class of each insured. Certain riders increase the Target Premium for the Policy above these amounts.

YOU. "You" refers to the Policy Owner.

                          INTRODUCTION TO THE POLICIES

THE POLICIES

The Policies are designed to provide lifetime insurance coverage for two insureds payable at the death of the second to die. They are not offered primarily as an investment.

Here is a summary of the Policy's basic features. You should read the prospectus for more complete information.

  --You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where an insured is in a substandard risk class. (See "Premiums".)

  --You can allocate net premiums, after an initial period in the Zenith Back
    Bay Money Market Sub-Account, to one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios. (See "Allocation of Net Premiums" and "Investment Options".)

  --The mutual fund portfolios available under the Policy include several common stock funds, including a fund which invests primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. You may allocate your Policy's cash value to a maximum of nine accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  --If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and Interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE
                  --------------------------------------------------------
    FIXED ACCOUNT. We have the right to restrict transfers of cash value and
    -------------
    allocations of premiums into the Fixed Account. (See "The Fixed
    Account".)

  --The cash value of the Policy will vary daily based on the net investment experience of your Policy's sub-accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

  --The portion of the cash value in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  --You may choose among four forms of death benefit options under the Policy. The two level options provide a death benefit equal to the Policy's face amount. The two variable options provide a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of your Policy's sub-accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit under each option could increase to satisfy tax law requirements if the cash value reaches certain levels. One of the level and one of the variable options provide for an enhanced increase. (See "Death Benefit".)

  --Regardless of investment experience, the death benefit is guaranteed never to be less than the Policy's face amount, as long as the total amount of premiums paid, with interest, less any partial surrenders, with interest, at least equals certain minimum amounts and there is no outstanding Policy loan. (See "Death Benefit" and "Minimum Guaranteed Death Benefit".)

  --You may change your allocation of future net premiums at any time. (See
    "Allocation of Net Premiums" and "Investment Options".)

  --After the "Right to Return the Policy" period, the Policy allows you to transfer cash value among the sub-accounts and, generally, to the Fixed Account up to four times in a policy year (twelve times in a policy year for Policies issued in New York and New Jersey) without our consent. Currently we do not limit the number of sub-account transfers you may make in a Policy year. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  --A loan privilege and a partial surrender feature are available. (See
    "Loan Provision" and "Partial Surrender".)

  --Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, we believe it is reasonable to conclude that undistributed increases in cash value should not be taxable to you. (See "Tax Considerations".)

  --Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  --If the Policy is not a modified endowment contract, we believe that loans under the Policy generally will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

  --During the "Right to Return the Policy" period you can return the Policy for a refund. (See "Right to Return the Policy".)

  --Within 24 months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a fixed-benefit survivorship life insurance policy issued by us or an affiliate on the joint lives of the insureds. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

In many respects the Policies are similar to fixed-benefit survivorship universal life insurance. Like survivorship universal life insurance, the Policies provide for a death benefit upon the death of the second insured, flexible premiums, a cash value, and loan privileges.

The Policies are different from fixed-benefit survivorship universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts.

The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  --The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

  --If the net cash value is not sufficient to pay a Monthly Deduction the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  --In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  --The Variable Account, not the Policy Owner, owns the mutual fund shares.

  --Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

  --Dividends and capital gains are automatically reinvested.

For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Survivorship Life Insurance".

AVAILABILITY OF THE POLICY

The Policies are available for insureds from the age of 20 to 85, and, if we consent, to older or younger insureds. All persons must meet our underwriting and other requirements. The minimum face amount available is $100,000 unless we consent to a lower amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code, except with our consent. (For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.) Policies for which insurance charges do not vary based on the sex of the insured may not be available; and use of sex-based insurance charges may not meet requirements that apply to some employee benefit plans.

We offer other variable life insurance policies, with different fees and charges, that invest in the Eligible Funds. Your registered representative has additional information.

POLICY CHARGES

PREMIUM-BASED CHARGES. We deduct the following charges from premiums:

  --A sales charge of 9%. We currently intend to waive this charge on all premiums paid after the first 15 policy years (17 policy years, for Policies issued in Pennsylvania). In addition, we currently intend to deduct this charge in any Policy year (through the first 15 or 17 Policy years, as applicable) only until you have paid an amount equal to a Target Premium in that Policy year. Premium payments during a Policy year above a Target Premium will not incur the sales charge;

  --A state premium tax charge of 2.5%;

  --A charge for federal taxes of 1%.

SURRENDER CHARGE. The Surrender Charge includes:

  --A deferred administrative charge. This charge applies to a lapse, surrender, face amount reduction or partial surrender that reduces the face amount during the first 14 Policy years. This charge is $4.00 per $1,000 of face amount for the first five Policy years, and then reduces monthly until it reaches $2.00 at the end of the tenth Policy year and 0 at the end of the 14th Policy year. The charge may be less if the average of the issue ages is greater than 60.

  --A deferred sales charge. This charge applies to a lapse, surrender, face amount reduction or partial surrender that reduces the face amount during the first 14 Policy years. For Policies covering insureds whose average issue age is 60 or less at issue, the maximum Deferred Sales Charge applies in Policy years three through five. The maximum Deferred Sales Charge in those years equals 41% of one Benchmark Premium plus 41% of a second Benchmark Premium and 8% of a third Benchmark Premium. The Deferred Sales Charge will never be more than $30 per $1,000 of face amount. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the fourteenth Policy year. If you lapse or surrender the Policy, reduce its face amount, or make a partial surrender that reduces the face amount in the first two Policy years, the maximum Deferred Sales Charge will be 21% of one Benchmark Premium. The charge may be less if the average of the issue ages is above 60.

We deduct the Surrender Charge from the Policy's available cash value, regardless of whether that cash value comes from premiums or investment experience.

MONTHLY DEDUCTION FROM CASH VALUE. We deduct certain charges from the cash value:

  --Monthly charge for the cost of insurance and for any benefits provided by rider;

  --Monthly administrative charge, equal to: (1) $0.16 per $1,000 of face amount for the first Policy year; (2) currently, in Policy years two through ten, $0.05 per $1,000 of face amount for two insureds who are each in a standard or better underwriting class, $0.075 per $1,000 if only one insured is in a standard or better class, and $0.10 per $1,000 if neither insured is in a standard or better class

    (guaranteed not to exceed $0.10 per $1,000 for all Policies); and (3) currently, in Policy years 11 and after, $0.03 per $1,000 (guaranteed not to exceed $0.10 per $1,000). Currently, we intend to apply this charge to no more than $4 million of Policy face amount beginning in the second Policy year;

  --Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount;

  --Monthly policy fee, currently equal to $5.00 per month (guaranteed not to exceed $7.50 per month).

CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:

  --Daily charge against the sub-account assets for our mortality and expense risk, currently equal to an annual rate of .75% (guaranteed not to exceed .90%);

  --Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

See "Charges and Expenses".

                              HOW THE POLICY WORKS
                              [CHART APPEARS HERE]


PREMIUM PAYMENTS

 .  Flexible
 .  Planned premium options
   -Minimum premium (in first three Policy years)
   -Guaranteed Death Benefit 2 Premium (to age 80)
   -Guaranteed Death Benefit 1 Premium (to age 100)

CHARGES FROM PREMIUM PAYMENTS

 .  Sales Load: 9.00% up to Target Premium; currently 0% above Target. We intend to waive after 15 policy yrs. (17 policy years in PA)
 .  State Premium Tax Charge: 2.5%
 .  Charge for Federal Taxes: 1%

LOANS

 .  After the free look period, you may borrow a portion of your cash value
 .  Loan interest charge is 5.5%. We transfer loaned funds out of the Eligible
   Funds into the General Account where we credit them with not less than 4.0% interest. (Currently we intend to credit 5.0% interest after 15 policy years.)

RETIREMENT BENEFITS

 .  Fixed settlement options are available for policy proceeds

CASH VALUES

 .  Net premium payments invested in your choice of Eligible Fund investments
   (after an initial period in the Zenith Money Market Sub-Account) or the Fixed Account
 .  The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
 .  We do not guarantee the cash value invested in the Eligible Funds
 .  Any earnings you accumulate are generally free of any current income taxes
 . You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed
   Account) after the free look period. Currently we do not limit the number of sub-account transfers you can make in a Policy year.
 .  We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account
 . You may allocate your cash value among a maximum of nine accounts at any one time

DEATH BENEFIT

 .  Paid upon the 2nd death
 .  Level or Variable Death Benefit Options
 .  Guaranteed not to be less than initial face amount (less any loan balance) if
   Death Benefit Guarantee is in effect
 .  Income tax free to named beneficiary

DAILY DEDUCTIONS FROM ASSETS

 .  Mortality and expense risk charges of .75% (guaranteed not to exceed .90%)
   on an annual basis are deducted from the cash value
 .  Investment advisory fees and other expenses are deducted from the Eligible
   Fund values

BEGINNING OF MONTH CHARGES

 .  We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month
 .  Any Rider Charges
 .  Policy Fee: $5.00 (not to exceed $7.50) per month
 .  Minimum Death Benefit Guarantee Charge: $.01 per $1000 face amount monthly
 . Administrative Charge: $0.16 per $1000 of face amount monthly in the first year; $0.05 per $1000 monthly for two Standard insureds [$0.075 for Standard/(Substandard or Uninsurable) or $0.10 for Substandard/(Substandard or Uninsurable)] in years 2-10; and $0.03 per $1000 monthly in subsequent years. On a guaranteed basis, the Administration Charge is $0.16 per $1000 of face amount in the first year and $0.10 per $1000 in subsequent years.

SURRENDER CHARGES

 .  Deferred Sales Charge and Deferred Administrative Charge (see page A-18)

LIVING BENEFITS

 . If policyholder has elected and qualified for benefits for disability of covered insured who becomes totally disabled, we will provide specified premium amounts or waive monthly charges, depending on the option selected, during the period of disability up to certain limits.
 .  You may surrender the Policy at any time for its cash surrender value
 .  Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
 .  Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
 . Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO

NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company", and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

                              [CHART APPEARS HERE]

                                     NELICO
(Insurance company subsidiary of MetLife)

We deduct charges.
We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.

Premiums and Unscheduled Payments

Fixed Account
VARIABLE ACCOUNT
Zenith Capital Growth Sub-Account
Zenith Back Bay Bond Income Sub-Account
Zenith Back Bay Money Market Sub-Account
Zenith Back Bay Managed Sub-Account
Zenith Westpeak Stock Index Sub-Account
Zenith Westpeak Growth and Income Sub-Account
Zenith Loomis Sayles Small Cap Sub-Account
Zenith Balanced Sub-Account
Zenith Alger Equity Growth Sub-Account
Zenith Davis Venture Value Sub-Account
Zenith Harris Oakmark Mid Cap Value Sub-Account
Zenith Morgan Stanley International Magnum Equity Sub-Account
Zenith MFS Investors Sub-Account
Zenith MFS Research Managers Sub-Account
Metropolitan Putnam Large Cap Growth Sub-Account
Metropolitan Janus Mid Cap Sub-Account
Metropolitan Russell 2000 Index Sub-Account
VIP Equity-Income Sub-Account
VIP Overseas Sub-Account
VIP High Income Sub-Account
VIP II Asset Manager Sub-Account

Sub-accounts buy shares of the Eligible Funds.

NEW ENGLAND ZENITH FUND
Capital Growth Series
Back Bay Advisors Bond Income Series
Back Bay Advisors Money Market Series
Back Bay Advisors Managed Series
Westpeak Stock Index Series
Westpeak Growth and Income Series
Loomis Sayles Small Cap Series
Balanced Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Mid Cap Value Series
Morgan Stanley International Magnum Equity Series
MFS Investors Series
MFS Research Managers Series

METROPOLITAN SERIES FUND, INC.*
Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000 Index Portfolio

VIP
Equity-Income Portfolio
Overseas Portfolio
High Income Portfolio

VIP II
Asset Manager Portfolio

Eligible Funds buy portfolio investments to support values and benefits of the Policies.

---------------
* Availability of the Portfolios of the Metropolitan Series Fund, Inc. is subject to any necessary state insurance department approvals.

                           POLICY VALUES AND BENEFITS

DEATH BENEFIT

DEATH BENEFIT OPTIONS. When you apply for a Policy, you choose among four death benefit options. The death benefit is payable to the beneficiary at the death of the second insured to die.

The Option A (Enhanced with Face Amount) death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code on an enhanced basis, as described below.

The Option B (Enhanced with Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Internal Revenue Code on an enhanced basis, as described below. In general, the Option B death benefit does not significantly exceed the Option D death benefit.

The Option C (Face Amount) death benefit is equal to the face amount of the Policy. The Option C death benefit, like the Option A death benefit, is fixed, subject to increases required by the Internal Revenue Code. For Option C, these increases are not enhanced.
              ---

The Option D (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option D death benefit is also subject to increases required by the Internal Revenue Code. For Option D, these increases are not enhanced.
                              ---

To meet the Internal Revenue Code's definition of life insurance, the death benefit will not be less than a certain multiple of the Policy's cash value. (See Appendix F.) This means that, if the cash value grows to certain levels, the death benefit increases to satisfy the tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

In the case of Option A or Option B, the death benefit will be a maximum of
1.45 times the amount required to satisfy tax law requirements, until age 91 of the younger insured. This results in a higher death benefit than required by law. After age 91 of the younger insured, the maximum enhancement factor of
1.45 is reduced by .05 each year for nine years, until the factor is 1.00. The enhanced death benefit is subject to some limits that depend in part on your Policy's tabular cash value. (Tabular cash value is a hypothetical value that uses the Guaranteed Death Benefit 1 Premium, maximum guaranteed charges and a 4% interest rate. See Appendix G).

MINIMUM GUARANTEED DEATH BENEFIT

The Policy provides two Minimum Guaranteed Death Benefits. We determine whether a Minimum Guaranteed Death Benefit is in effect on the first day of each Policy month. If a Minimum Guaranteed Death Benefit is in effect, the Policy will not lapse even if the net cash value is less than the Monthly Deduction for that month. The minimum premiums necessary to maintain either Minimum Guaranteed Death Benefit are shown in your Policy and also appear in your personalized illustration.

MINIMUM GUARANTEED DEATH BENEFIT 1. We determine if Minimum Guaranteed Death Benefit 1 is in effect on the first day of each Policy month the Policy is in force, until the Maturity Date (age 100 of the younger insured).

This Benefit is in effect if:

  (1) the total of all premiums paid for each Policy year, accumulated at a 4% rate as if they were paid on the first day of the Policy year, less any partial surrender in each Policy year, accumulated at a 4% rate from the date of surrender, is at least equal to

  (2) the Guaranteed Death Benefit 1 Fund
and there is no outstanding Policy loan. (Under Policies issued in New Jersey
                                          -----------------------------------
the guarantee may apply while a loan is outstanding. For those Policies, we subtract the amount of the loan plus accrued interest from premiums paid in the current Policy year when we apply this test.) For these purposes, we treat premiums paid within 20 days prior to a Policy anniversary as if paid in the next Policy year.

During a Policy year, the amount of premiums paid in (1) above includes
--------------------
premiums paid less partial surrenders in the current Policy year, and the amount in (2) above includes 1/12 of the Guaranteed Death Benefit 1 Premium for each Policy month of the current Policy year up to and including the current Policy month.

The Guaranteed Death Benefit 1 Fund assumes that the Guaranteed Death Benefit 1 Premium shown in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year. The Fund values shown in your Policy are for the end of each Policy year.

If you lose the Guaranteed Minimum Death Benefit 1 due to insufficient premium payments, it is unlikely because of Federal tax law limitations that you can pay enough premiums in future years to regain the guarantee. Federal tax law limitations also may prevent you from paying enough premiums to maintain the Minimum Guaranteed Death Benefit 1 following: reductions in face amount, including partial surrenders that reduce the face amount; reduction or deletion of a rider benefit; or improvement in your Policy's rating classification (see "Reduction in Face Amount").

Under Policies issued in New York, we call the Minimum Guaranteed Death Benefit
---------------------------------
1 the "No Lapse Guarantee Benefit 1", we call the Minimum Guaranteed Death Benefit 1 Fund the "No Lapse Guarantee Benefit 1 Fund", and we call the Minimum Guaranteed Death Benefit 1 Premium the "No Lapse Guarantee Benefit 1 Premium".

MINIMUM GUARANTEED DEATH BENEFIT 2. We determine if Minimum Guaranteed Death Benefit 2 is in effect on the first day of each Policy month the Policy is in force, until the later of: the date the younger insured reaches age 80 (or would have attained age 80, if that person died before reaching age 80), or 20 years from the Policy Date, but no later than the Maturity Date (age 100 of the younger insured) of the Policy.

This Benefit is in effect if:

  (1) the total of all premiums paid for each Policy year, accumulated at a 4% rate as if they were paid on the first day of the Policy year, less any partial surrender in each Policy year, accumulated at a 4% rate from the date of surrender, is at least equal to

  (2) the Guaranteed Death Benefit 2 Fund

and there is no outstanding Policy loan. (Under Policies issued in New Jersey
                                          -----------------------------------
the guarantee may apply while a loan is outstanding. For those Policies, we subtract the amount of the loan plus accrued interest from premiums paid in the current Policy year when we apply this test.) For these purposes, we treat premiums paid within 20 days prior to a Policy anniversary as if paid in the next Policy year.

During a Policy year, the amount of premiums paid in (1) above includes
--------------------
premiums paid less partial surrenders in the current Policy year, and the amount in (2) above includes 1/12 of the Guaranteed Death Benefit 2 Premium for each Policy month of the current Policy year up to and including the current Policy month.

The Guaranteed Death Benefit 2 Fund assumes that the Guaranteed Death Benefit 2 Premium shown in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year. The Fund values shown in your Policy are for the end of each Policy year.

If you lose the Guaranteed Minimum Death Benefit 2 due to insufficient premium payments, it may be possible to regain the guarantee in future years. Federal tax law limitations may prevent you from paying enough premiums to maintain the Minimum Guaranteed Death Benefit 2 following: reductions in face amount, including partial surrenders that reduce the face amount; reduction or deletion of a rider benefit; or improvement in your Policy's rating classification (see "Reduction in Face Amount").

Under Policies issued in New York, we call the Minimum Guaranteed Death Benefit
---------------------------------
2 the "No Lapse Guarantee Benefit 2", we call the Minimum Guaranteed Death Benefit 2 Fund the "No Lapse Guarantee Benefit 2 Fund", and we call the Minimum Guaranteed Death Benefit 2 Premium the "No Lapse Guarantee Benefit 2 Premium".

DEATH PROCEEDS PAYABLE

The death proceeds we pay are equal to the death benefit on the date of the second insured's death, reduced by any outstanding loan and accrued loan interest. If the death occurs during the grace period, we reduce the proceeds by any unpaid Monthly Deduction for the period prior to that date. We increase the death proceeds (1) by any rider benefits payable and (2) by any Monthly Deduction made for a period beyond the date of the second insured's death.

We may adjust the death proceeds if either insured's age or sex was misstated in the application, if death results from either insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

CHANGE IN DEATH BENEFIT OPTION

After the first Policy year, you may change your death benefit option by written request to our Home Office. The request will be effective on the first day of the Policy month on or after we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".)

If you change from Option A or C (face amount options) to Option B or D (face amount plus cash value options), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $100,000 requires our consent. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. No Surrender Charge applies in that situation.

If you change from Option B or D (face amount plus cash value options) to Option A or C (face amount options), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

If you change from Option A or B (enhanced) to Option C or D, in most cases we reduce the Policy's death benefit amount if the Internal Revenue Code increases are in effect; the death benefit usually remains the same if they are not in effect.

Changes from Option C or D to Option A or B (enhanced) require underwriting approval, and both insureds must be living if the amount at risk under the Policy would increase.

EXTENDING THE MATURITY DATE

If approved in your state, we will issue or amend your Policy with an extended maturity endorsement. If endorsed, the Policy will not mature until the date of the second insured's death (the "Extended Maturity Date"). On and after the original Maturity Date, the death benefit generally equals the cash value on the date of death. There is an exception if, on the original Maturity Date, your premiums paid (with interest at 4%), less partial surrenders (with interest at 4%) are at least equal to the "Age 100 Amount" shown in the Policy. In this case, the death benefit on and after the original Maturity Date equals the greater of (1) the cash value on the date of death and (2) the Policy face
    -------
amount. We base the Age 100 Amount on the Guaranteed Death Benefit 2 premium being paid each Policy year until the original Maturity Date (rather than until age 80 of the younger insured.) Certain Policy transactions--reductions in face amount, reduction or deletion of a rider benefit, or improvement in rating class--could prevent you from paying sufficient premiums to reach the Age 100 Amount.

Currently, we do not make Monthly Deduction charges after the original Maturity Date. You cannot pay premiums after the original Maturity Date unless necessary to prevent lapse of the Policy. All Policy riders (except the extended maturity endorsement) terminate on the original Maturity Date.

The tax consequences of the endorsement are unclear, and you should consult a tax advisor about them. For more information about the extended maturity option, contact us or your registered representative.

CASH VALUE

Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

  -- net premium payments
  -- the net investment experience of the Policy's sub-accounts
  -- interest credited to cash value in the Fixed Account
  -- interest credited to amounts held in the general account for a Policy loan
  -- the death benefit option you choose
  -- Policy charges
  -- partial surrenders
  -- transfers among the sub-accounts and Fixed Account

We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. (See "Loan Provision", "Surrender Charge" and "Monthly Deduction from Cash Value".)

The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

The net investment experience of the sub-accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each sub-account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

A sub-account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, and is reduced by the charges against the sub-account (currently only the mortality and expense risk charge) for that period.

The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

ALLOCATION OF NET PREMIUMS

Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the Zenith Back Bay Money Market Sub-Account from the investment start date until the later of 45 days after the date Part I of the application is signed or 10 days after we mail the Notice of Withdrawal Right. (The "investment start date" is defined below.) Then, we allocate the cash value to the sub-accounts as you choose. We allocate the amounts you allocated to the Fixed Account as of the investment start date. You can allocate to a maximum of nine accounts (including the Fixed Account) at any one time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application and the

Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by the Home Office, or by a NELICO agency if earlier.)

PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her Part II of the application and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. (Under our administrative rules, a Policy which would be dated the 28th day or later in a month will receive a Policy Date of the 28th.) The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued.

If you make a premium payment with the application, we will cover the insureds under a temporary insurance agreement for a limited period that generally begins when we receive the premium for the Policy (or, if later, on the date when each of the insureds has signed his/her Part II of the application). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 when both insureds are standard risks ($250,000 for when at least one insured is not a standard risk and $50,000 when both persons are determined to be uninsurable). These provisions vary in some states.

If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.

PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is usually five days after issue. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net rate to the Policy for any period between the Policy Date and the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium (see "Premiums") due for the first quarter (or, on receipt of the number of monthly payments due under NELICO's Master Service Account arrangement).

BACKDATING. In most states we may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the minimum premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net rate for that period.

RIGHT TO RETURN THE POLICY

You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (more in some states) after you receive the Policy or within 10 days after we mail the Notice of Withdrawal Right, whichever is latest. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premium paid (or any other amount that is required by state insurance law).

                              CHARGES AND EXPENSES

THE AMOUNT OF A CHARGE MAY NOT NECESSARILY CORRESPOND TO THE COSTS OF THE SERVICES OR BENEFITS THAT ARE IMPLIED BY THE NAME OF THE CHARGE OR THAT ARE ASSOCIATED WITH THE PARTICULAR POLICY. FOR EXAMPLE, THE SALES CHARGE AND DEFERRED SALES CHARGE MAY NOT FULLY COVER ALL OF OUR SALES AND DISTRIBUTION EXPENSES, AND WE MAY USE PROCEEDS FROM OTHER CHARGES, INCLUDING THE MORTALITY AND EXPENSE RISK CHARGE, TO HELP COVER THOSE EXPENSES. WE CAN PROFIT FROM CERTAIN POLICY CHARGES.

Deductions from Premiums

We deduct a 9% sales charge from premiums. We currently intend to waive the charge:

  -- on all premiums after the 15th Policy year (after the 17th Policy year if we issued the Policy in Pennsylvania

  -- on premiums paid in a Policy year that are in excess of a Target
     Premium.

For these purposes, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year. (This rule does not apply to premiums paid through our Master Service Account arrangement, described in "Premiums".)

We have the right not to waive the charge or to resume the charge in either situation.

We indicated your Target Premium on your personalized illustration.

During the first 14 Policy years (less for insureds with higher average issue ages), if you surrender or lapse the Policy, make a partial surrender or reduce the face amount, a Deferred Sales Charge also applies. (See "Surrender Charge" below.)

   We may reduce sales charges for Policies sold to some group or sponsored arrangements. We may offer a program under which you may exchange certain fixed-benefit life insurance policies that New England Mutual issued for the Policies without a deduction for the sales charge from the amount of cash value that you transfer to the Policy. Eligibility conditions apply. Your registered representative can advise you regarding terms and availability of the program.

State Premium Tax Charge. We deduct 2.5% from each premium for state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

Federal Premium Tax Charge. We deduct 1% from each premium for our federal income tax liability related to premiums.

 EXAMPLE: The following chart shows the net amount that we would currently allocate to the Variable Account assuming a premium payment of $5,000 and a Target Premium of $2,000.

              NET
    PREMIUM PREMIUM
    ------- -------
    $5,000  $2,000
              -250
            ------
                    (12.5% X 2,000 = total sales and premium tax charge up to
            $1,750  Target Premium)
            $3,000
              -105
            ------
            $2,895  (3.5% X 3,000 = total sales and premium tax charge on payments in excess of Target Premium, based on our current rules)
            $1,750
            +2,895
            ------
            $4,645  Net Premium
            ======

 We intend to waive the 9% sales charge on premiums paid after the 15th Policy year (after the 17th Policy year for Policies issued in Pennsylvania). In that case, the net premium in this example would be $5,000 - 175 (3.5% X 5,000), or $4,825.


SURRENDER CHARGE

If, during the first 14 Policy years, you surrender or lapse your Policy, reduce the face amount, or make a partial surrender that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For joint insureds whose average issue age is 60 1/2 to 70 at issue of the Policy, the Surrender Charge period is nine years, for insureds whose average issue ages are 70 1/2 to 80, six years, and above 80, five years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is shown in your Policy.

Any Surrender Charge deducted on lapse is credited back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Policy was lapsed does not count.

DEFERRED SALES CHARGE. We base the Deferred Sales Charge on a percentage of the Benchmark Premium, rather than the Target Premium. Generally, the Target Premium may be up to 110% of the Benchmark Premium for the same base Policy. Some riders to the Policy increase the Target Premium but do not increase the Benchmark Premium.

The Deferred Sales Charge during either of the first two Policy years for
                          -------------------------------------------
insureds whose average issue age is 70 or less is equal to 21% of the premiums paid in the first Policy year, up to a maximum of 21% of one Benchmark Premium.
            -----                                        ---
As described below, after the second Policy year, the maximum Deferred Sales
----------------------------------------------------------------------------
Charge increases substantially.
------------------------------

For Policies which cover insureds whose average issue age is 60 or less at issue, the maximum Deferred Sales Charge applies in Policy years three through
           -------                               -----------------------------
five. The Deferred Sales Charge in these years equals 41% of actual premiums
----
paid up to one Benchmark Premium, plus 41% of additional premiums paid up to a second Benchmark Premium, plus 8% of additional premiums paid up to a third Benchmark Premium. The Deferred Sales Charge will never exceed $30 per $1,000 of face amount. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the fourteenth Policy year.

The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose average issue age is 60 or less at issue, and assumes that one Benchmark Premium per year is paid under the Policy. The table shows the charge, expressed as a percentage of the Benchmark Premiums paid to date, if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown.

                                                THE MAXIMUM DEFERRED SALES
                                                  CHARGE IS THE FOLLOWING
                                                PERCENTAGE OF ONE BENCHMARK
                         FOR POLICIES WHICH ARE  PREMIUM PER YEAR TO DATE
                          SURRENDERED, LAPSED     OF SURRENDER, LAPSE OR
                           OR REDUCED DURING       FACE AMOUNT REDUCTION
                         ---------------------- ---------------------------
   Entire Policy year               3                     30.00%
                                    4                     22.50%
                                    5                     18.00%
   Last Month of Policy
    years                           6                     13.33%
                                    7                     10.00%
                                    8                      7.50%
                                    9                      5.56%
                                   10                      4.00%
                                   11                      2.73%
                                   12                      1.67%
                                   13                       .77%
                                   14                      0.00%

For insureds whose average issue age is above 60 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy year three, for insureds with an average issue age up through 70, and in Policy year one, for insureds with an average issue age above 70.

In the case of a reduction in face amount or partial surrender that reduces the face amount, we deduct any Deferred Sales Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge reduces the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

DEFERRED ADMINISTRATIVE CHARGE. The table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy.

                               FOR POLICIES WHICH ARE
                                SURRENDERED, LAPSED   DEFERRED ADMINISTRATIVE
                               OR REDUCED DURING THE   CHARGE PER $1,000 OF
                                 POLICY YEAR SHOWN          FACE AMOUNT
                               ---------------------- -----------------------
   Entire Policy year                     1                    $4.00
                                          2                     4.00
                                          3                     4.00
                                          4                     4.00
                                          5                     4.00
   Last Month of Policy year*             6                     3.60
                                          7                     3.20
                                          8                     2.80
                                          9                     2.40
                                         10                     2.00
                                         11                     1.50
                                         12                     1.00
                                         13                     0.50
                                         14                     0.00

--------
* The charge declines monthly after the end of the fifth Policy year.

For insureds whose average issue age is above 60 at issue, the Deferred Administrative Charge is less than or equal to that in the table above.

MONTHLY DEDUCTION FROM CASH VALUE

On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

  -- If your Policy is protected against lapse by a Minimum Death Benefit
     Guarantee or the three year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Premiums".)

  -- If you do not have a Minimum Death Benefit Guarantee and the three year
     Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

The Monthly Deduction includes the following charges:

POLICY FEE. The Policy fee is currently equal to $5.00 per month (guaranteed not to exceed $7.50 per month).

ADMINISTRATIVE CHARGE. Currently, the Administrative Charge is $0.16 per $1,000
                                                               ----------------
of Policy face amount in the first Policy year. The Administrative Charge in
                             -----
the second through tenth Policy years is, on a current basis, $0.05 per $1,000
    --------------------                                      ----------------
of Policy face amount, for two insureds who are each assigned to a standard or better underwriting class; $0.075 per $1,000 of Policy face amount if only one
                           -----------------
insured is in a standard or better class; and $0.10 per $1,000 of Policy face
                                              ----------------
amount if neither insured is in a standard or better class. In Policy years eleven and after, currently the Administrative Charge is $0.03 per $1,000 of
----------------                                         ----------------
Policy face amount.

On a current basis, the monthly Administrative Charge does not apply to more than $4 million of Policy face amount beginning in the second Policy year. As a result, the maximum monthly charge currently deducted in the second Policy year, for example, is $200 per month for two insureds who are each a standard or better risk and $400 per month if neither insured is a standard or better risk.

The guaranteed maximum monthly Administrative Charge is $0.16 per $1,000 of
    ------------------
face amount in the first Policy year and $0.10 per $1,000 thereafter.

MINIMUM DEATH BENEFIT GUARANTEE CHARGE. The minimum death benefit guarantee charge is $0.01 per $1,000 of Policy face amount. (See "Minimum Guaranteed Death Benefit".)

MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There are no mortality charges for an insured after he or she reaches age 100 (or would have reached age 100, if that person dies earlier). The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

The guaranteed cost of insurance rates for a Policy depend on each insured's

  -- underwriting class

  -- age on the first day of the Policy year

  -- sex (if the Policy is sex-based).

The current cost of insurance rates will also depend on

  -- each insured's age at issue

  -- the Policy year.

We guarantee that the joint rates will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/nonsmoker modifications (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

We underwrite each insured person separately. The underwriting classes we use are smoker standard, smoker substandard, nonsmoker standard, nonsmoker preferred, nonsmoker residual, and nonsmoker substandard. Substandard ratings result in higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables.

The three standard nonsmoker classes are available as follows:

  -- nonsmoker preferred and nonsmoker residual, for Policies with face amounts of $500,000 or more if the insured's issue age is 20 through 75 -- nonsmoker standard, for Policies with face amounts below $500,000 and for all insureds whose issue age is above 75.

Of the three standard nonsmoker classes, the nonsmoker preferred class generally offers the best current cost of insurance rates and the nonsmoker residual class generally offers the least favorable current cost of insurance rates.

Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. We may offer Policies with cost of insurance rates (and Policy values and benefits) that do not vary based on the sex of the insured. These Policies would only be available where required by state law or to some employee benefit plans.

Under Policies issued in New Jersey, an insured's underwriting class may not be improved from smoker to nonsmoker during the first two Policy years.

CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. We charge the sub-accounts of the Variable Account for our mortality and expense risks. Currently, the charge is made daily at an annual rate of .75% of the sub-accounts' assets. We have the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "Charge for NELICO's Income Taxes".)

ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

The following table shows the annual operating expenses for each New England Zenith Fund series, based on actual expenses for 1999, after any applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                   BACK     BACK
                                   BAY      BAY      BACK            WESTPEAK LOOMIS
                                 ADVISORS ADVISORS   BAY    WESTPEAK  GROWTH  SAYLES
                         CAPITAL   BOND    MONEY   ADVISORS  STOCK     AND     SMALL
                         GROWTH   INCOME   MARKET  MANAGED   INDEX    INCOME    CAP
                         SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES*
                         ------- -------- -------- -------- -------- -------- -------
Management Fee            .62%     .40%     .35%     .50%     .25%     .68%     .90%
Other Expenses            .04%     .08%     .05%     .08%     .10%     .06%     .10%
                          ----     ----     ----     ----     ----     ----    -----
  Total Series Operating
   Expenses               .66%     .48%     .40%     .58%     .35%     .74%    1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                         HARRIS
                         OAKMARK          MORGAN STANLEY  DAVIS  ALGER              MFS
                         MID CAP          INTERNATIONAL  VENTURE EQUITY    MFS    RESEARCH
                          VALUE  BALANCED     MAGNUM      VALUE  GROWTH INVESTORS MANAGERS
                         SERIES   SERIES  EQUITY SERIES  SERIES  SERIES  SERIES*  SERIES*
                         ------- -------- -------------- ------- ------ --------- --------
Management Fee            .75%     .70%        .90%       .75%    .75%    .75%      .75%
Other Expenses            .13%     .07%        .40%       .06%    .05%    .15%      .15%
                          ----     ----       -----       ----    ----    ----      ----
  Total Series Operating
   Expenses               .88%     .77%       1.30%       .81%    .80%    .90%      .90%

--------

* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 1999 would have been: MFS Investors Series, 2.03%; and MFS Research Managers Series, 2.03%, both on an annualized basis since the Series' start date of April 30, 1999. In 1999 the management fee for the Loomis Sayles Small Cap Series was 1.00%, and Total Series Operating Expenses were capped at 1.00%. Without the expense cap, Total Series Operating Expenses would have been 1.10%.

Our affiliate, New England Investment Management, Inc., advises the series of the Zenith Fund except for the Capital Growth Series. New England Investment Management voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, New England Investment Management bears expenses of the Loomis Sayles Small Cap Series, that exceed 1.00% of average daily net assets. Under the expense deferral agreement, New England Investment Management bears expenses of the Harris Oakmark Mid Cap Value, Morgan Stanley International Magnum Equity, MFS Investors, and MFS Research Managers Series that exceed .90% of average daily net assets (1.30% for the Morgan Stanley International Magnum Equity Series) in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. New England Investment Management may end these expense limits at any time.

MetLife is the investment advisor for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife and also bear other expenses. The chart below shows the total operating expenses of the Portfolios based on the year ended December 31, 1999 and current expense subsidies (in the case of the Putnam Large Cap Growth Portfolio, anticipated expenses for 2000) as a percentage of Portfolio net assets.

                                                MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                          FEES    EXPENSES   EXPENSES
---------                                       ---------- -------- ------------
Putnam Large Cap Growth........................    .80%      .20%      1.00%*
Janus Mid Cap..................................    .67%      .04%       .71%
Russell 2000 Index.............................    .25%      .30%       .55%*

--------

* MetLife voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of the Putnam Large Cap Growth Portfolio that exceed

 .20% of net assets until the earlier of (i) July 1, 2002 and (ii) the date when the Portfolio's net assets reach $100 million. Without this subsidy, the anticipated total annual expenses of the Putnam Large Cap Growth Portfolio would be 1.39%. MetLife also paid such expenses that exceeded .20% of net assets for the Russell 2000 Index Portfolio until December 3, 1999. Without this subsidy the total annual expenses of the Russell 2000 Index Portfolio for 1999 would have been .89%. Beginning February 22, 2000, MetLife is paying such expenses that exceed .30% of the Russell 2000 Index Portfolio's net assets until the earlier of (i) April 30, 2001 and (ii) the date when the Portfolio's assets reach $200 million. Total Annual Expenses for the Russell 2000 Index Portfolio are shown as if this subsidy was in effect for the entire current year. MetLife can terminate these arrangements at any time upon notice to the Board of Directors and to Fund shareholders.

The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 1999, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                      MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                FEES    EXPENSES   EXPENSES
---------             ---------- -------- ------------
VIP Equity-Income        .48%      .09%       .57%*
VIP Overseas             .73%      .18%       .91%*
VIP High Income          .58%      .11%       .69%
VIP II Asset Manager     .53%      .10%       .63%*

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .56% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio, and .62% for VIP II Asset Manager Portfolio.

An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some advisers and/or affiliates may pay us more than others. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.

GROUP OR SPONSORED ARRANGEMENTS

We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-tax qualified deferred compensation plan. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. We may offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. Your registered representative can advise you as to the availability of such Policies. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                    PREMIUMS

FLEXIBLE PREMIUMS

Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which may be a fixed amount or a varying amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. You cannot make a Planned Premium or additional payment that increases the Policy's death benefit by more than it increases the cash value except with our consent, and we may require underwriting. No payment can be less than $25 ($10 for payments made through the Master Service Account, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule at any time by sending your request to our Home Office.

You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or Nvest Cash Management Trust account. (This is known as the Master Service Account arrangement.)

Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay test". (See "Tax Considerations".)

We allocate net payments to your Policy's sub-accounts as of the date we receive the payment. (See "Receipt of Communications and Payments at NELICO's Home Office".)

We treat a payment we receive while a Policy loan is outstanding first as a Planned Premium, second as a repayment of the Policy loan, and third as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, unless you instruct us otherwise in writing, while a Policy loan is outstanding we treat any payment we receive that is in the exact amount of the Planned Premium as a Planned Premium. If the payment is not in the exact amount of the Planned Premium, unless you instruct us otherwise in writing, we treat it first as payment of Policy loan interest due, second as a repayment of the Policy loan, third as a Planned Premium, and last as an unscheduled payment.)

If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. However, repaying the loan instead of paying a premium could make your Policy ineligible for a death benefit guarantee. (See "Loan Provision", "Deductions from Premiums" and "Death Benefit".)

 Three types of premium payment levels can protect your Policy against lapse (1) for the first three Policy years, (2) until age 80 of the younger insured, and (3) until age 100 of the younger insured.

 First three Policy years--In general, if you pay the three year Minimum Premium amount on time and there is no outstanding Policy loan, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. The guarantee will not apply if (1) you reinstate the Policy, (2) you reduce the face amount or make a partial surrender that reduces the face amount, (3) you increase or decrease rider coverage, or (4) the rating classification for your Policy is improved. We base the Minimum Premium on your Policy's face amount, the age, sex (unless unisex rates apply), and underwriting class of each insured, the current level of Policy charges and any riders to the Policy.

 To Maturity (age 100 of the younger insured)--Payment of the Guaranteed Death Benefit 1 premium can guarantee that the Policy will stay in force until age 100 of the younger insured. Insufficient premium payments, a reduction in the face amount or partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in rating classification of the Policy could terminate this guarantee. See "Minimum Guaranteed Death Benefit". We base this guaranteed minimum death benefit premium on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of each of the insureds, the death benefit option chosen, the guaranteed level of Policy charges and any rider benefit selected. We recalculate this premium following the Policy transactions described above (other than insufficient premiums) as well as following an increase in rider coverage.

 To age 80 of the younger insured--Payment of the Guaranteed Death Benefit 2 premium can guarantee that the Policy will stay in force until the later of age 80 of the younger insured, or 20 years after issue, but no later than the Maturity Date (age 100 of the younger insured) of the Policy. Insufficient premium payments, a reduction in the face amount or a partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in the rating classification of the Policy could terminate this guarantee, although termination for insufficient premium payments is less likely here than in the case of the Guaranteed Death Benefit 1 premium. We base this premium on factors similar to the Guaranteed Death Benefit 1 premium for coverage to the earlier age. We recalculate the Guaranteed Death Benefit 2 premium following the same transactions described above (other than insufficient premiums) as well as following an increase in rider coverage.

 Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of three year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the fourth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges plus the applicable Surrender Charge for the fourth Policy Year. In addition, under Policies issued in New Jersey, if at the end of the period for Minimum Guaranteed Death Benefit 2 you have met the requirements for that guarantee, the guarantee will continue to apply during the next Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges for that Policy year. If you make a Policy transaction that changes the amount of the guaranteed maximum Policy charges for the year, then the amount you need to pay in order to preserve the death benefit guarantee for an extra Policy year may change accordingly.


LAPSE AND REINSTATEMENT

LAPSE. Unless your Policy is protected by a guaranteed death benefit or minimum premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to cover the amount in default and all deductions from the premium. (For Policies issued in New Jersey, the amount due is the least of: a premium large enough to cover the Monthly Deduction and all deductions from the premium; a premium large enough to permit Minimum Guaranteed Death Benefit 1 to be in effect; a premium large enough to permit Minimum Guaranteed Death Benefit 2 to be in effect; and a premium large enough to permit the three year

Minimum Premium death benefit guarantee to be in effect.) We will notify you of the amount due. You have insurance coverage during the grace period, but if the second insured dies before you have paid the premium, we deduct from the death proceeds the unpaid Monthly Deduction for the period prior to the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges that vary by duration of the Policy (rather than by age of the insured), we do not count the amount of time that a Policy was lapsed.

                             OTHER POLICY FEATURES

LOAN PROVISION

You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact our Home Office or your registered representative for information on loan procedures.

The Policy's loan value equals:

  (i) 90% (or more if required by state law) of the Policy's "projected cash value"; minus

  (ii) the Policy's Surrender Charge on the next Planned Premium due date or, if greater, on the date the loan is made; minus

  (iii) loan interest to the next loan interest due date.

The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next Planned Premium due date, at a 4% rate and using current Policy charges. The loan value available is reduced by any outstanding loan plus interest. We currently intend to base the loan value on 100% of the Policy's projected cash value, rather than 90%, for Policy years 16 and after.

The example below illustrates how the loan value is determined.

 EXAMPLE: Using the Policy illustrated on page A-50 assume that the Policy's Planned Premiums have been paid and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.42%). After the premium payment on the 10th Policy anniversary, the maximum amount that you could borrow would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:

                                                              ANNUAL  QUARTERLY
                                                             -------- ---------
     (1) Cash Value after Premium Payment on 10th Policy
          Anniversary.....................................   $186,852 $175,887
     (2) Cash Value Projected at a Constant Annual Rate of
          Return of 4% to the
         (a) 11th Policy Anniversary......................    193,522
         (b) Next Planned Premium Due Date................             177,420
     (3) 90% of Amount Calculated in (2)..................    174,170  159,678
     (4) Amount Calculated in (3), Reduced by the
          Applicable Surrender Charge.....................    168,355  153,863
     (5) Amount Calculated in (4), Reduced by Loan
          Interest to the Next Interest Due Date..........    159,578  151,776

A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the sub-accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then to the sub-accounts of the Variable Account in proportion to the cash value in each.

The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year). Interest accrues daily and is due on the Policy anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate we currently credit is 4% per year for the first 15 Policy years and 5% thereafter. We credit this interest amount to the Policy's sub-accounts annually, in proportion to the cash value in each.

The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. However, repaying the loan instead of paying a premium could make your Policy ineligible for a death benefit guarantee. (See "Deductions from Premiums" and "Death Benefits".)

If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. (See "Lapse and Reinstatement".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

SURRENDER

You may surrender a Policy for its net cash value at any time while either insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

You may make a partial surrender of the Policy on the first day of any Policy month after the Right to Return the Policy period, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Benchmark Premium, on which we base any future Surrender Charges, and in the Target Premium, on which we currently base the 9% sales charge. A partial surrender may also reduce rider benefits. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 75% of the Policy's net cash value per year, if there is sufficient available loan value.

We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.

You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums". A partial surrender could terminate your Policy's Minimum Guaranteed Death Benefit 1 or 2. See "Minimum Guaranteed Death Benefit".

A partial surrender first reduces the Policy's cash value in the sub-accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. We determine the amount of net cash value paid upon partial surrender as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or the Home Office for information on partial surrender procedures.

A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

You may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.)

If you decrease the face amount of your Policy, we also decrease the Benchmark Premium, on which we base any future Surrender Charges, and the Target Premium, on which we currently base the 9% sales charge. We deduct any Surrender Charge that applies from the Policy's cash value when you reduce its face amount.

A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable, because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need a partial surrender of cash value to comply with Federal tax law. This could terminate the Minimum Guaranteed Death Benefit 1 or 2. (See "Minimum Guaranteed Death Benefit".)

A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.

A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should con-sult your tax advisor regarding the tax consequences of the transac-tion. (See "Tax Considerations".)

INVESTMENT OPTIONS

You can allocate your Policy's premiums among the sub-accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than nine accounts (including the Fixed Account) at any one time. The Policy provides that you must allocate a minimum of 10% of the premium to each sub-account selected and that you must allocate whole percentages; currently, we will permit you to allocate any whole percentage to a sub-account. You can allocate your Policy's cash value among no more than nine accounts (including the Fixed Account) at any one time.

You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Home Office.")

See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

After the Right to Return the Policy period, you may transfer your Policy's cash value between sub-accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York and New Jersey). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. We treat all sub-account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisors or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, the Metropolitan Series Fund, Inc. may restrict or refuse purchases or redemptions of shares in its Portfolios as a result of certain market timing activities. You should read the prospectuses of these Eligible Funds for more details.

You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

DOLLAR COST AVERAGING

We plan to offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than nine accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each Sub-Account that you select under this feature. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See

"Asset Rebalancing" below.) You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature.

Ask your registered representative about the availability of this feature.

ASSET REBALANCING

We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

You can select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Home Office. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calendar month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. (See "Dollar Cost Averaging" above.) On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Home Office. There is no extra charge for this feature.

Ask your registered representative about the availability of this feature.

PAYMENT OF PROCEEDS

We ordinarily pay any net cash value, loan value or death benefit proceeds coming from the sub-accounts within seven days after we receive a request, or satisfactory proof of death of an insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at NELICO's Home Office".) However, we may delay payment (except when a loan is made to pay a premium to us ) or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

The beneficiary can elect our Access Plus program for payment of death proceeds at any time before we pay them. We establish an Access Plus account at a banking institution at the time for payment. The Access Plus account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

Normally we promptly make payments of net cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

During the first 24 months after the Policy's issue date, you can exchange it for a fixed-benefit traditional survivorship life insurance policy, provided that (1) you repay any policy loans and (2) the Policy has not lapsed.

This exchange is available to a surviving insured. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as the original Policy on the date of the exchange, and the same policy date, issue ages and risk classifications as the original Policy. We will attach any riders to the original Policy to the new policy if they are available.

Contact us or your registered representative for more specific information about the exchange. The exchange may result in a cost or credit to you.

For a Policy issued to some group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. Contact us or your registered representative for more information about this feature.

POLICY SPLIT RIDER

Subject to state availability and our underwriting guidelines, we may issue or amend your Policy with a split rider which allows you to "split" the Policy into two new NELICO individual flexible premium adjustable variable life insurance policies. The rider permits you to split the Policy in the event of divorce of the insureds, if certain federal tax law changes occur, or if certain business circumstances change (each, a "split event"). The rider lists the requirements for a split event. If you exercise the split rider, this Policy will be canceled, and we will transfer its cash value (in equal portions, unless we agree otherwise) to two new individual policies issued on the effective date of the split. A new Surrender Charge will apply to each individual policy. We will issue each new policy with either a level or variable death benefit option in effect, depending on which type of death benefit option you have under this Policy at the time of the split.

For more information about the Policy split rider you should contact us or your registered representative. You can request a prospectus and additional information regarding the individual policies that are issued following a split. For a discussion of the possible tax consequences of splitting the Policy, see "Tax Considerations."

PAYMENT OPTIONS

We pay the Policy's death benefit and net cash value in one sum, unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the last death under the Policy. You can contact your registered representative or the Home Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest for any year is added to the monthly payments for that year.

  (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

  (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

It may be to your economic advantage to include a significant portion of your insurance coverage under a joint life term insurance rider to age 100.

Reductions in or elimination of term rider coverage does not trigger a surrender charge, and use of a term rider generally reduces sales compensation. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Variable Account, and usually increase with the age of the covered individual. Your registered representative can provide you more information on the uses of term rider coverage.

The following riders are available:

  TERM RIDER--JOINT LIFE TERM INSURANCE TO AGE 100, which provides joint life term insurance.

  TERM RIDER--JOINT 4 YEAR TERM INSURANCE, which provides joint life term insurance for four policy years.

  TERM RIDER--LEVEL SINGLE LIFE TERM INSURANCE, which provides additional term insurance on one of the insureds.

  TERM RIDER--DECREASING SINGLE LIFE TERM INSURANCE, which provides additional term insurance on one of the insureds in an amount that decreases each year to zero over a coverage period of 10, 15 or 20 years.

  WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured covered by the waiver.

  BENEFITS FOR DISABILITY OF COVERED INSUREDS, which provides for waiver of the cost of the rider itself and for a premium benefit upon the disability of an insured covered by the rider.

An extended maturity endorsement and/or a Policy split rider may also be available. (See "Extending the Maturity Date" and "Policy Split Rider".) Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the second insured.

The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the second insured. The beneficiary has no rights under the Policy until the death of the second insured and must survive the second insured in order to receive the death proceeds. If no named beneficiary survives the second insured, we pay proceeds to the Policy Owner.

A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                              THE VARIABLE ACCOUNT

We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:



The Zenith Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

The Zenith Back Bay Advisors Bond Income Series. Its investment objective is a high level of current income consistent with protection of capital.

The Zenith Capital Growth Series. Its investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

The Zenith Westpeak Stock Index Series. Its investment objective is investment results that correspond to the composite price and yield performance of the S&P 500 Index.

The Zenith Back Bay Advisors Managed Series. Its investment objective is a favorable total return through investment in a diversified portfolio.

The Zenith Westpeak Growth and Income Series. Its investment objective is long-term total return through investment in equity securities.

The Zenith Harris Oakmark Mid Cap Value Series (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.

The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or their equivalents.

The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

The Zenith Morgan Stanley International Magnum Equity Series. Its investment objective is long-term capital appreciation through investment primarily in international equity securities. In addition to the risks associated with equity securities generally, foreign securities present additional risks.

The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

The Zenith MFS Investors Series. Its investment objective is reasonable current income and long-term growth of capital and income.

The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.

The Metropolitan Putnam Large Cap Growth Portfolio.* Its investment objective is capital appreciation.

The Metropolitan Janus Mid Cap Portfolio.* Its investment objective is long-term growth of capital.

The Metropolitan Russell 2000 Index Portfolio.* Its investment objective is to equal the return of the Russell 2000 Index.

The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.
--------

* Availability of these Portfolios is subject to any necessary state insurance department approvals.

WE INTEND TO SUBSTITUTE SHARES OF THE PUTNAM INTERNATIONAL STOCK PORTFOLIO OF THE METROPOLITAN SERIES FUND, INC. FOR SHARES OF THE MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES OF THE NEW ENGLAND ZENITH FUND ONCE WE RECEIVE NECESSARY REGULATORY APPROVAL (CURRENTLY ANTICIPATED DURING THE FOURTH QUARTER OF 2000).

The Zenith Fund and the Metropolitan Series Fund, Inc. are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO and other life insurance companies.

VIP and VIP II are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.



INVESTMENT MANAGEMENT

The chart below shows the adviser and sub-adviser for each series of the Zenith Fund. New England Investment Management, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                         ADVISER                        SUB-ADVISER
        ------           ----------------------------------  ------------------------------
Capital Growth           Capital Growth Management Limited
                         Partnership ("CGM")*
Back Bay Advisors Money  New England Investment Management,  Back Bay Advisors, L.P.*
 Market                  Inc.
Back Bay Advisors Bond   New England Investment Management,  Back Bay Advisors, L.P.*
 Income                  Inc.
Back Bay Advisors Man-   New England Investment Management,  Back Bay Advisors, L.P.*
 aged                    Inc.
Westpeak Stock Index     New England Investment Management,  Westpeak Investment Advisors,
                         Inc.                                 L.P.*
Westpeak Growth and In-  New England Investment Management,  Westpeak Investment Advisors,
 come                    Inc.                                 L.P.*
Loomis Sayles Small Cap  New England Investment Management,  Loomis, Sayles & Company,
                         Inc.                                 L.P.*
Balanced                 New England Investment Management,  Wellington Management Company,
                         Inc.                                 LLP
Morgan Stanley           New England Investment Management,  Morgan Stanley Dean Witter
 International Magnum    Inc.                                 Investment Management Inc.
 Equity
Harris Oakmark Mid Cap   New England Investment Management,  Harris Associates L.P.*
 Value                   Inc.
Davis Venture Value      New England Investment Management,  Davis Selected Advisers,
                         Inc.                                 L.P.**
Alger Equity Growth      New England Investment Management,  Fred Alger Management, Inc.
                         Inc.
MFS Investors            New England Investment Management,  Massachusetts Financial
                         Inc.                                 Services Company
MFS Research Managers    New England Investment Management,  Massachusetts Financial
                         Inc.                                 Services Company

--------
*  An affiliate of NELICO
** Davis Selected may also delegate any of its responsibilities to Davis
   Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Harris Oakmark Mid Cap Value Series and Loomis Sayles Small Cap Series, New England Investment Management became the adviser on May 1, 1995. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management (formerly Morgan Stanley Asset Management) became the sub-adviser. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

MetLife is the investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio. Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio. For more information regarding the investment adviser and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

                               THE FIXED ACCOUNT

THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST NO MORE THAN 30 DAYS BEFORE THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE. YOU MAY ALSO REQUEST A TRANSFER FROM THE FIXED ACCOUNT WITHIN 30 DAYS AFTER A POLICY ANNIVERSARY IF YOU HAVE NOT REQUESTED SUCH A TRANSFER IN THE 30 DAY PERIOD BEFORE THE ANNIVERSARY.

THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York and New Jersey). We currently do not limit the number of these transfers in a Policy year.

Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                        NELICO'S DISTRIBUTION AGREEMENT

We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the Target Premium paid in the first Policy year; 5% in Policy years two through ten; and 4% thereafter. Agents receive a commission of 3% of each payment in excess of the Target Premium in any year. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance.

New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, commissions paid to the broker-dealer on behalf of the registered representative will not exceed those described above. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

NOTIFICATION OF FIRST DEATH

Generally, we can challenge the validity of your Policy or a rider during either insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years (during either insured's lifetime) from the premium payment. However, if either insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time, based on misrepresentations relating to that insured.

You should notify us immediately upon the first death of an insured under the Policy. Even if premiums continue to be paid after the first death, we generally can contest the Policy or limit benefits under the suicide provision (described below) and terminate the Policy at any time, even beyond the two-year period, if we were not notified of a death that occurred during the period of contestability. Policies issued in New York are not contestable after they have been in force for two years during the life of either insured.

MISSTATEMENT OF AGE OR SEX

If either insured's age or sex is misstated in the application, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insureds' correct ages and, if the Policy is sex-based, correct sexes.

SUICIDE

If either of the insureds dies by suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders (more in some states). The Policy will terminate as of the date of the first death by suicide.

An eligible insured, if age 75 or younger, can request a new single life variable life insurance policy, with the same face amount as the original Policy, within 60 days of the date of the suicide. An eligible insured over age 75 may request a single life ordinary (not variable) life policy. (For Policies issued in New Jersey, we will issue a single life variable life insurance policy on the surviving insured, regardless of that insured's current age or insurability. It is not necessary for the insured to request the new policy.) Contact us or your registered representative for more information.

                               TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to a survivorship life policy is limited. Thus, some uncertainty exists regarding the Federal income tax treatment of survivorship life policies. Nevertheless, we believe that it is reasonable to conclude that the Policies will satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate payments and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policies.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven

Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy at any time, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years is less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result would be classified as Modified Endowment Contracts. A competent tax advisor should be consulted before exercising the policy split rider.

OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

   NAME AND PRINCIPAL                   PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                     DURING THE PAST FIVE YEARS
   ------------------                   -----------------------------
James M. Benson......... Chairman, President and Chief Executive Officer of NELICO
                          since 1998 and President, Individual Business of
                          Metropolitan Life Insurance Company since 1999; formerly,
                          Director, President and Chief Operating Officer 1997-1998
                          of NELICO; President and Chief Executive Officer 1996-
                          1997 of Equitable Life Assurance Society; President and
                          Chief Operating Officer 1996-1997 of Equitable Companies,
                          Inc.; President and Chief Operating Officer 1994-1996 of
                          Equitable Life Assurance Society.
Robert H. Benmosche..... Director of NELICO since 1998 and Chairman, President and
 Metropolitan Life In-    Chief Executive Officer of Metropolitan Life Insurance
 surance Company          Company since 1998; formerly, Director, President and
 One Madison Avenue       Chief Operating Officer 1997-1998; Executive Vice
 New York, New York       President 1995-1997 of Metropolitan Life; Executive Vice
 10010                    President 1989-1995 of Paine Webber.
Susan C. Crampton....... Director of NELICO since 1996 and serves as Principal of
 6 Tarbox Road            The Vermont Partnership, a business consulting firm
 Jericho, VT 05465        located in Jericho, Vermont since 1989; formerly,
                          Director 1989-1996 of New England Mutual.
Edward A. Fox........... Director of NELICO since 1996 and Chairman of the Board of
 RR Box 67-15             SLM Holdings since 1997; formerly, Director 1994-1996 of
 Harborside, ME 04642     New England Mutual.
George J. Goodman....... Director of NELICO since 1996 and author, television
 Adam Smith's Global      journalist, and editor.
 Television
 50th Floor, Craig Drill
 Capital
 General Motors Building
 767 Fifth Street
 New York, NY 10153

   NAME AND PRINCIPAL                    PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                      DURING THE PAST FIVE YEARS
   ------------------                    -----------------------------
Dr. Evelyn E. Handler...  Director of NELICO since 1996 and President of Merrimack
 Ten Sterling Place        Higher Education Associates, Inc. since 1998; formerly
 Bow, NH 03304             Director 1987-1996 of New England Mutual and Executive
                           Director and Chief Executive Officer 1994-1997 of the
                           California Academy of Sciences and Research Fellow.
Philip K. Howard, Esq...  Director of NELICO since 1996 and Partner of the law firm
 Covington & Burling       of Covington & Burling in New York City.
 1330 Avenue of the
 Americas
 New York, NY 10019
Bernard A. Leventhal....  Director of NELICO since 1996; formerly, Vice Chairman of
 Burlington Industries     the Board of Directors 1995-1998 of Burlington
 1345 Avenue of the        Industries, Inc.; Director and Executive Vice President
 Americas                  1993-1995 of Burlington Menswear Division.
 New York, NY 10105
Thomas J. May...........  Director of NELICO since 1996 and Chairman, President and
 Boston Edison Company     Chief Executive Officer of Boston Edison Company since
 800 Boylston Street       1994; formerly, Director 1994-1996 of New England Mutual.
 Boston, MA 02199
Stewart G. Nagler.......  Director of NELICO since 1996 and Vice Chairman of Board
 Metropolitan Life         and Chief Financial Officer of Metropolitan Life
 One Madison Avenue        Insurance Company since 1998; formerly, Senior Executive
 New York, NY 10010        Vice President and Chief Financial Officer 1986-1998 of
                           Metropolitan Life Insurance Company.
Catherine A. Rein.......  Director of NELICO since 1998 and President and Chief
 Metropolitan Property &   Executive Officer of Metropolitan Property & Casualty
 Casualty                  Insurance Company since 1999; formerly, Senior Executive
 Insurance Company         Vice President 1998-1999; Executive Vice President 1989-
 700 Quaker Lane           1998 of Metropolitan Life Insurance Company.
 Warwick, RI 02887
Rand N. Stowell.........  Director of NELICO since 1996 and President of United
 P.O. Box 60               Timber Corp. and President, Randwell Co. since 2000 of
 Weld, ME 04285            Weld, Maine; formerly, Director 1990-1996 of New England
                           Mutual.

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                     PRINCIPAL BUSINESS EXPERIENCE
        NAME                          DURING THE PAST FIVE YEARS
        ----                         -----------------------------
James M. Benson.....  See Directors above
David W. Allen......  Senior Vice President of NELICO since 1996; formerly,
                       Senior Vice President 1994-1996 of New England Mutual.
A. Frank Beaz.......  Executive Vice President of NELICO since 1999; formerly,
                       Senior Vice President 1998-1999 of NELICO; Chief
                       Administrative Officer and Senior Vice President 1997-
                       1998 of Equitable Distributors and Senior Vice President
                       1994-1997 of the Equitable Life Insurance Companies.
Pauline V. Belisle..  Senior Vice President of NELICO since 1996; formerly,
                       Senior Vice President 1994-1996 of New England Mutual.
Mary Ann Brown......  President, New England Products and Services (a business unit of NELICO) since 1998; formerly, Director, Worldwide
                       Life Insurance 1997-1998 of Swiss Reinsurance New
                       Markets; President & Chief Executive Officer 1996-1998 of
                       Atlantic International Reinsurance Company; Executive
                       Vice President 1996-1997 of Swiss Re Atrium and Swiss Re
                       Services and Principal 1987-1996 of Tillinghast/Towers
                       Perrin.

                                        PRINCIPAL BUSINESS EXPERIENCE
          NAME                           DURING THE PAST FIVE YEARS
          ----                          -----------------------------
Anthony J. Candito...... President, NEF Information Services (a business unit of
                          NELICO) and Chief Information Officer since 1998;
                          formerly, Senior Vice President 1996-1998 of NELICO;
                          Senior Vice President 1995-1996 and Vice President 1994-
                          1995 of New England Mutual.
Anne Marie Faria........ Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1990-1996 of New England Mutual.
Thom A. Faria........... President, Career Agency System (a business unit of
                          NELICO) since 1996; formerly, Executive Vice President in
                          1996, Senior Vice President 1993-1996 of New England
                          Mutual.
Anne M. Goggin.......... Senior Vice President and Associate General Counsel of
                          NELICO since 1997; formerly, Vice President and Counsel
                          of NELICO in 1996, Vice President and Counsel 1994-1996
                          of New England Mutual.
Daniel D. Jordan........ Second Vice President, Counsel, Secretary and Clerk since
                          1996; formerly, Counsel and Assistant Secretary 1990-1996
                          of New England Mutual.
Alan C. Leland, Jr. .... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1984-1996 of New England Mutual.
George J. Maloof........ Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1991-1996 of New England Mutual.
Kenneth D. Martinelli... Senior Vice President of NELICO since 1999; formerly, Vice
                          President 1997-1999 of NELICO and Vice President 1994-
                          1997 of The Equitable Life Assurance Company.
Thomas W. McConnell..... Senior Vice President of NELICO since 1996 and Director,
                          Chief Executive Officer and President of New England
                          Securities Corporation since 1993.
Hugh C. McHaffie........ Senior Vice President of NELICO since 1999; formerly, Vice
                          President 1994-1999 of Manufacturers Life Insurance
                          Company of North America.
Stephen J. McLaughlin... Senior Vice President of NELICO since 1999; formerly, Vice
                          President 1996-1999 of NELICO and Vice President 1994-
                          1996 of New England Mutual.
Thomas W. Moore......... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1990-1996 of New England Mutual.
David Y. Rogers......... Executive Vice President and Chief Financial Officer of
                          NELICO since 1999; formerly, Partner, Actuarial
                          Consulting 1992-1999 of Price Waterhouse Coopers LLP.
John G. Small, Jr....... President, New England Services (a business unit of
                          NELICO) since 1997; formerly, Senior Vice President 1996-
                          1997 of NELICO and Senior Vice President 1990-1996 of New
                          England Mutual.
H. James Wilson......... Executive Vice President and General Counsel of NELICO
                          since 1996; formerly, Executive Vice President and
                          General Counsel 1993-1996 of New England Mutual.

The principal business address for each of the directors and officers is the same as NELICO's except where indicated.

                                 VOTING RIGHTS

We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to substitute shares of a new fund for shares of an Eligible Fund (the new fund may have different fees and expenses), to close a sub-account to allocations of premium payments or cash value or both at any time in our sole discretion, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

For information about historical values of the Variable Account sub-accounts, call 1-800-333-2501.

For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

You may also call our Client TeleService Center at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

For all other Policy changes, please contact your registered representative.

                                    REPORTS

We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                             REGISTRATION STATEMENT

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by James J. Reilly, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                        ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on annual premium payments of $16,000 for a male and a female, both aged 55. The insureds are each assumed to be in the nonsmoker preferred risk classification. The Tables assume no rider benefits. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. Illustrations show Option A, Option B, and Option C death benefits. A Policy with an Option D death benefit, under the circumstances illustrated, will have the same values as a Policy with an Option B death benefit.

The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if either or both insureds were in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.

The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, a minimum death benefit guarantee charge, a charge for the cost of insurance and charges for any additional benefits) from the cash value on the first day of each Policy month. The net cash values reflect a Surrender Charge that is deducted from the cash value upon surrender, face reduction or lapse during the first 14 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .75% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .75% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between New England Investment Management and the Zenith Fund that New England Investment Management could terminate at any time, as well as expense subsidies by MetLife of certain Portfolios of the Metropolitan Series Fund, Inc. that may be voluntary and of limited duration.

Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.49%, 4.42%, and 10.33%, respectively, based on the current charge for mortality and expense risks, and -1.64%, 4.27% and 10.17%, respectively, based on the guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)

The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

If you request, we will furnish a personalized illustration reflecting the proposed insureds' age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insureds.

The illustrations using current Policy charges assume that the 9% sales charge is waived after the 15th policy year. For Policies issued in Pennsylvania, NELICO does not intend to waive this charge until after the 17th policy year. Purchasers in Pennsylvania should refer to a personalized illustration, which will reflect the longer duration of this sales charge.

                       MALE AND FEMALE BOTH ISSUE AGE 55

    $16,000 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

           OPTION A (ENHANCED WITH FACE AMOUNT)--FIXED DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
 1      $   16,800  $1,000,000 $1,000,000 $1,000,000 $  6,097 $  6,885 $    7,674 $ 12,165 $ 12,953 $   13,742
 2          34,440   1,000,000  1,000,000  1,000,000   19,387   21,759     24,225   25,455   27,827     30,293
 3          52,962   1,000,000  1,000,000  1,000,000   25,678   30,488     35,684   38,541   43,351     48,547
 4          72,410   1,000,000  1,000,000  1,000,000   38,558   46,689     55,813   51,421   59,552     68,676
 5          92,831   1,000,000  1,000,000  1,000,000   51,233   63,591     78,007   64,096   76,454     90,870
 6         114,272   1,000,000  1,000,000  1,000,000   65,083   82,605    103,859   76,562   94,083    115,337
 7         136,786   1,000,000  1,000,000  1,000,000   78,722  102,372    132,212   88,815  112,465    142,306
 8         160,425   1,000,000  1,000,000  1,000,000   92,143  122,917    163,319  100,852  131,626    172,027
 9         185,246   1,000,000  1,000,000  1,000,000  105,341  144,267    197,455  112,665  151,591    204,779
10         211,309   1,000,000  1,000,000  1,000,000  118,308  166,447    234,928  124,247  172,387    240,868
15         362,520   1,000,000  1,000,000  1,000,000  179,459  291,089    486,117  179,459  291,089    486,117
20         555,508   1,000,000  1,000,000  1,381,084  229,675  439,240    890,160  229,675  439,240    890,160
25         801,815   1,000,000  1,000,000  2,322,313  255,807  610,764  1,525,328  255,807  610,764  1,525,328
30       1,116,173   1,000,000  1,200,493  3,691,943  212,553  788,501  2,424,921  212,553  788,501  2,424,921
35       1,517,381   1,000,000  1,407,095  5,362,474   37,375  924,200  3,522,150   37,375  924,200  3,522,150
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
 1        -61.89%   -56.97%   -52.04%  6,150.00%  6,150.00%  6,150.00%
 2        -29.10    -23.12    -17.18     642.15     642.15     642.15
 3        -28.17    -21.04    -14.11     258.47     258.47     258.47
 4        -19.27    -12.23     -5.40     148.92     148.92     148.92
 5        -14.50     -7.56     -0.84     100.39     100.39     100.39
 6        -11.01     -4.28      2.25      73.77      73.77      73.77
 7         -8.83     -2.25      4.15      57.22      57.22      57.22
 8         -7.36     -0.90      5.39      46.06      46.06      46.06
 9         -6.33      0.04      6.26      38.07      38.07      38.07
10         -5.57      0.72      6.88      32.11      32.11      32.11
15         -3.73      2.38      8.41      16.46      16.46      16.46
20         -3.28      2.93      8.98       9.93       9.93      12.54
25         -3.64      3.12      9.20       6.48       6.48      11.83
30         -5.96      3.03      9.10       4.39       5.40      11.22
35        -29.98      2.63      8.72       3.02       4.65      10.49

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

    $16,000 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

 OPTION B (ENHANCED WITH FACE AMOUNT PLUS CASH VALUE)--VARIABLE DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                 NET CASH VALUE                CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                  GROSS ANNUAL                GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF             RATE OF RETURN OF           RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- -------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%       0%      6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- ------- ------- ---------- -------- -------- ----------
 1      $   16,800  $1,012,165 $1,012,953 $1,013,742 $ 6,097 $ 6,885 $    7,674 $ 12,165 $ 12,953 $   13,742
 2          34,440   1,025,455  1,027,827  1,030,293  19,387  21,759     24,225   25,455   27,827     30,293
 3          52,962   1,038,540  1,043,350  1,048,546  25,677  30,487     35,683   38,540   43,350     48,546
 4          72,410   1,051,419  1,059,550  1,068,674  38,556  46,686     55,811   51,419   59,550     68,674
 5          92,831   1,064,092  1,076,449  1,090,864  51,228  63,586     78,001   64,092   76,449     90,864
 6         114,272   1,076,553  1,094,072  1,115,324  65,075  82,594    103,845   76,553   94,072    115,324
 7         136,786   1,088,799  1,112,444  1,142,278  78,705 102,350    132,184   88,799  112,444    142,278
 8         160,425   1,100,822  1,131,586  1,171,974  92,114 122,878    163,265  100,822  131,586    171,974
 9         185,246   1,112,615  1,151,522  1,204,683 105,291 144,198    197,359  112,615  151,522    204,683
10         211,309   1,124,167  1,172,271  1,240,702 118,228 166,332    234,763  124,167  172,271    240,702
15         362,520   1,178,915  1,290,157  1,484,495 178,915 290,157    484,495  178,915  290,157    484,495
20         555,508   1,226,924  1,433,651  1,880,163 226,924 433,651    880,163  226,924  433,651    880,163
25         801,815   1,243,397  1,580,249  2,491,638 243,397 580,249  1,491,638  243,397  580,249  1,491,638
30       1,116,173   1,169,412  1,660,991  3,376,947 169,412 660,991  2,376,947  169,412  660,991  2,376,947
35       1,517,381              1,599,614  4,641,259         599,614  3,641,259           599,614  3,641,259
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
 1        -61.89%   -56.97%   -52.04%  6,226.03%  6,230.96%  6,235.89%
 2        -29.10    -23.12    -17.18     652.13     653.05     654.01
 3        -28.17    -21.04    -14.11     263.56     264.19     264.86
 4        -19.27    -12.23     -5.40     152.57     153.14     153.77
 5        -14.51     -7.56     -0.84     103.39     103.95     104.60
 6        -11.02     -4.28      2.25      76.41      77.00      77.69
 7         -8.83     -2.25      4.14      59.64      60.25      61.01
 8         -7.37     -0.91      5.39      48.31      48.96      49.79
 9         -6.34      0.03      6.25      40.21      40.90      41.81
10         -5.59      0.70      6.87      34.16      34.90      35.90
15         -3.77      2.34      8.37      18.26      19.24      20.77
20         -3.40      2.81      8.89      11.59      12.84      14.98
25         -4.08      2.75      9.06       7.90       9.43      12.26
30         -7.97      1.99      9.00       5.26       7.14      10.77
35                    0.38      8.86                  5.24       9.89

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

    $16,000 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

                  OPTION C (FACE AMOUNT)--FIXED DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ------------------------------ ------------------------------
 YEAR    PER YEAR       0%         6%        12%        0%        6%        12%        0%        6%        12%
------  ----------- ---------- ---------- ---------- -------- ---------- ---------- -------- ---------- ----------
 1      $   16,800  $1,000,000 $1,000,000 $1,000,000 $  6,097 $    6,885 $    7,674 $ 12,165 $   12,953 $   13,742
 2          34,440   1,000,000  1,000,000  1,000,000   19,387     21,759     24,225   25,455     27,827     30,293
 3          52,962   1,000,000  1,000,000  1,000,000   25,678     30,488     35,684   38,541     43,351     48,547
 4          72,410   1,000,000  1,000,000  1,000,000   38,558     46,689     55,813   51,421     59,552     68,676
 5          92,831   1,000,000  1,000,000  1,000,000   51,233     63,591     78,007   64,096     76,454     90,870
 6         114,272   1,000,000  1,000,000  1,000,000   65,083     82,605    103,859   76,562     94,083    115,337
 7         136,786   1,000,000  1,000,000  1,000,000   78,722    102,372    132,212   88,815    112,465    142,306
 8         160,425   1,000,000  1,000,000  1,000,000   92,143    122,917    163,319  100,852    131,626    172,027
 9         185,246   1,000,000  1,000,000  1,000,000  105,341    144,267    197,455  112,665    151,591    204,779
10         211,309   1,000,000  1,000,000  1,000,000  118,308    166,447    234,928  124,247    172,387    240,868
15         362,520   1,000,000  1,000,000  1,000,000  179,459    291,089    486,117  179,459    291,089    486,117
20         555,508   1,000,000  1,000,000  1,000,000  229,675    439,240    891,995  229,675    439,240    891,995
25         801,815   1,000,000  1,000,000  1,634,330  255,807    610,764  1,556,505  255,807    610,764  1,556,505
30       1,116,173   1,000,000  1,000,000  2,761,193  212,553    803,768  2,629,708  212,553    803,768  2,629,708
35       1,517,381   1,000,000  1,110,474  4,561,032   37,375  1,057,594  4,343,840   37,375  1,057,594  4,343,840
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
 1        -61.89%   -56.97%   -52.04%  6,150.00%  6,150.00%  6,150.00%
 2        -29.10    -23.12    -17.18     642.15     642.15     642.15
 3        -28.17    -21.04    -14.11     258.47     258.47     258.47
 4        -19.27    -12.23     -5.40     148.92     148.92     148.92
 5        -14.50     -7.56     -0.84     100.39     100.39     100.39
 6        -11.01     -4.28      2.25      73.77      73.77      73.77
 7         -8.83     -2.25      4.15      57.22      57.22      57.22
 8         -7.36     -0.90      5.39      46.06      46.06      46.06
 9         -6.33      0.04      6.26      38.07      38.07      38.07
10         -5.57      0.72      6.88      32.11      32.11      32.11
15         -3.73      2.38      8.41      16.46      16.46      16.46
20         -3.28      2.93      9.00       9.93       9.93       9.93
25         -3.64      3.12      9.33       6.48       6.48       9.64
30         -5.96      3.14      9.51       4.39       4.39       9.76
35        -29.98      3.29      9.61       3.02       3.53       9.81

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

    $16,000 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

           OPTION A (ENHANCED WITH FACE AMOUNT)--FIXED DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
 1      $   16,800  $1,000,000 $1,000,000 $1,000,000 $  5,545 $  6,303 $    7,060 $ 11,613 $ 12,371 $   13,129
 2          34,440   1,000,000  1,000,000  1,000,000   17,573   19,827     22,170   23,641   25,896     28,238
 3          52,962   1,000,000  1,000,000  1,000,000   22,480   27,002     31,885   35,343   39,865     44,748
 4          72,410   1,000,000  1,000,000  1,000,000   33,838   41,413     49,916   46,701   54,276     62,779
 5          92,831   1,000,000  1,000,000  1,000,000   44,829   56,257     69,596   57,692   69,120     82,459
 6         114,272   1,000,000  1,000,000  1,000,000   56,810   72,904     92,449   68,288   84,382    103,927
 7         136,786   1,000,000  1,000,000  1,000,000   68,359   89,946    117,234   78,452  100,039    127,328
 8         160,425   1,000,000  1,000,000  1,000,000   79,424  107,346    144,103   88,133  116,055    152,811
 9         185,246   1,000,000  1,000,000  1,000,000   89,937  125,049    173,208   97,261  132,373    180,532
10         211,309   1,000,000  1,000,000  1,000,000   99,815  142,986    204,713  105,754  148,925    210,652
15         362,520   1,000,000  1,000,000  1,000,000  135,302  232,348    405,031  135,302  232,348    405,031
20         555,508   1,000,000  1,000,000  1,092,550  127,404  303,735    704,189  127,404  303,735    704,189
25         801,815   1,000,000  1,000,000  1,713,716   26,523  319,397  1,125,593   26,523  319,397  1,125,593
30       1,116,173              1,000,000  2,401,020           163,085  1,577,025           163,085  1,577,025
35       1,517,381                         2,728,662                    1,792,225                    1,792,225
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
 1        -65.35%   -60.61%   -55.87%  6,150.00%  6,150.00%  6,150.00%
 2        -33.88    -27.97    -22.11     642.15     642.15     642.15
 3        -33.40    -26.13    -19.10     258.47     258.47     258.47
 4        -23.92    -16.67     -9.70     148.92     148.92     148.92
 5        -18.72    -11.52     -4.61     100.39     100.39     100.39
 6        -14.83     -7.82     -1.08      73.77      73.77      73.77
 7        -12.37     -5.49      1.14      57.22      57.22      57.22
 8        -10.73     -3.92      2.63      46.06      46.06      46.06
 9         -9.60     -2.84      3.67      38.07      38.07      38.07
10         -8.80     -2.06      4.44      32.11      32.11      32.11
15         -7.58     -0.41      6.30      16.46      16.46      16.46
20         -9.91     -0.50      7.03       9.93       9.93      10.65
25        -37.63     -1.78      7.25       6.48       6.48       9.94
30                   -8.33      6.87                  4.39       9.05
35                              5.76                             7.62

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

    $16,000 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

 OPTION B (ENHANCED WITH FACE AMOUNT PLUS CASH VALUE)--VARIABLE DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
 1      $   16,800  $1,011,612 $1,012,370 $1,013,128 $  5,544 $  6,302 $    7,060 $ 11,612 $ 12,370 $   13,128
 2          34,440   1,023,637  1,025,891  1,028,232   17,569   19,823     22,164   23,637   25,891     28,232
 3          52,962   1,035,328  1,039,848  1,044,728   22,465   26,985     31,865   35,328   39,848     44,728
 4          72,410   1,046,664  1,054,233  1,062,728   33,801   41,370     49,865   46,664   54,233     62,728
 5          92,831   1,057,617  1,069,029  1,082,348   44,754   56,166     69,485   57,617   69,029     82,348
 6         114,272   1,068,152  1,084,209  1,103,710   56,674   72,731     92,232   68,152   84,209    103,710
 7         136,786   1,078,223  1,099,738  1,126,935   68,129   89,645    116,841   78,223   99,738    126,935
 8         160,425   1,087,768  1,115,557  1,152,138   79,059  106,849    143,429   87,768  115,557    152,138
 9         185,246   1,096,703  1,131,585  1,179,422   89,379  124,261    172,098   96,703  131,585    179,422
10         211,309   1,104,926  1,147,712  1,208,880   98,987  141,773    202,941  104,926  147,712    208,880
15         362,520   1,131,195  1,225,032  1,391,906  131,195  225,032    391,906  131,195  225,032    391,906
20         555,508   1,114,123  1,273,438  1,635,737  114,123  273,438    635,737  114,123  273,438    635,737
25         801,815              1,220,381  1,903,285           220,381    903,285           220,381    903,285
30       1,116,173                         2,082,006                    1,082,006                    1,082,006
35       1,517,381                         1,893,662                      893,662                      893,662
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
 1        -65.35%   -60.61%   -55.88%  6,222.58%  6,227.31%  6,232.05%
 2        -33.89    -27.98    -22.12     651.42     652.30     653.21
 3        -33.42    -26.15    -19.13     263.14     263.73     264.37
 4        -23.96    -16.71     -9.74     152.24     152.77     153.36
 5        -18.77    -11.57     -4.66     103.10     103.62     104.22
 6        -14.90     -7.88     -1.14      76.13      76.67      77.31
 7        -12.46     -5.57      1.06      59.36      59.92      60.62
 8        -10.84     -4.03      2.52      48.03      48.63      49.39
 9         -9.73     -2.96      3.55      39.92      40.55      41.39
10         -8.96     -2.21      4.28      33.86      34.52      35.44
15         -8.01     -0.81      5.92      17.81      18.68      20.07
20        -11.31     -1.52      6.16      10.81      11.89      13.88
25                   -4.97      5.80                  7.78      10.59
30                              4.83                             8.32
35                              2.46                             6.01

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

    $16,000 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

                  OPTION C (FACE AMOUNT)--FIXED DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
 1      $   16,800  $1,000,000 $1,000,000 $1,000,000 $  5,545 $  6,303 $    7,060 $ 11,613 $ 12,371 $   13,129
 2          34,440   1,000,000  1,000,000  1,000,000   17,573   19,827     22,170   23,641   25,896     28,238
 3          52,962   1,000,000  1,000,000  1,000,000   22,480   27,002     31,885   35,343   39,865     44,748
 4          72,410   1,000,000  1,000,000  1,000,000   33,838   41,413     49,916   46,701   54,276     62,779
 5          92,831   1,000,000  1,000,000  1,000,000   44,829   56,257     69,596   57,692   69,120     82,459
 6         114,272   1,000,000  1,000,000  1,000,000   56,810   72,904     92,449   68,288   84,382    103,927
 7         136,786   1,000,000  1,000,000  1,000,000   68,359   89,946    117,234   78,452  100,039    127,328
 8         160,425   1,000,000  1,000,000  1,000,000   79,424  107,346    144,103   88,133  116,055    152,811
 9         185,246   1,000,000  1,000,000  1,000,000   89,937  125,049    173,208   97,261  132,373    180,532
10         211,309   1,000,000  1,000,000  1,000,000   99,815  142,986    204,713  105,754  148,925    210,652
15         362,520   1,000,000  1,000,000  1,000,000  135,302  232,348    405,031  135,302  232,348    405,031
20         555,508   1,000,000  1,000,000  1,000,000  127,404  303,735    705,090  127,404  303,735    705,090
25         801,815   1,000,000  1,000,000  1,266,286   26,523  319,397  1,205,986   26,523  319,397  1,205,986
30       1,116,173              1,000,000  2,107,945           163,085  2,007,567           163,085  2,007,567
35       1,517,381                         3,389,998                    3,228,570                    3,228,570
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
 1        -65.35%   -60.61%   -55.87%  6,150.00%  6,150.00%  6,150.00%
 2        -33.88    -27.97    -22.11     642.15     642.15     642.15
 3        -33.40    -26.13    -19.10     258.47     258.47     258.47
 4        -23.92    -16.67     -9.70     148.92     148.92     148.92
 5        -18.72    -11.52     -4.61     100.39     100.39     100.39
 6        -14.83     -7.82     -1.08      73.77      73.77      73.77
 7        -12.37     -5.49      1.14      57.22      57.22      57.22
 8        -10.73     -3.92      2.63      46.06      46.06      46.06
 9         -9.60     -2.84      3.67      38.07      38.07      38.07
10         -8.80     -2.06      4.44      32.11      32.11      32.11
15         -7.58     -0.41      6.30      16.46      16.46      16.46
20         -9.91     -0.50      7.04       9.93       9.93       9.93
25        -37.63     -1.78      7.70       6.48       6.48       8.02
30                   -8.33      8.13                 4 .39       8.38
35                              8.35                             8.56

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.

The Policies became available in January, 1994. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Harris Oakmark Mid Cap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available to the Variable Account on December 19, 1994. The MFS Investors Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund series shown in this Appendix commenced operations on October 31, 1994 and were made available to the Variable Account in May 1996. The commencement of operations for the Metropolitan Series Fund, Inc. Portfolios was: March 3, 1997 for the Janus Mid Cap Portfolio; and November 9, 1998 for the Russell 2000 Index Portfolio. Both were made available to the Variable Account on May 1, 2000. The Putnam Large Cap Growth Portfolio of the Metropolitan Series Fund, Inc. commenced operations on May 1, 2000 and is not included in this Appendix. The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively, and were added as investment options of the Variable Account on April 30, 1993. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options of the Variable Account on December 19, 1994.

We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at the currently applicable annual rate of .75%. The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

The annual net rate is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, we calculate the rate by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                      SUB-ACCOUNT INVESTING IN ZENITH FUND

                                                                                ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                                        FOR ONE YEAR ENDING
                 8/26/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital
 Growth*........   8.58%   -1.11%   66.84%   93.75%   51.56%   -9.47%   31.88%   -5.73%   52.83%   -6.75%   14.11%   -7.76%
Bond Income.....   2.77    11.93    17.87    13.98     1.50     7.56    11.46     7.28    17.08     7.37    11.77    -4.08
Money Market....   3.03     9.80     7.45     6.01     5.73     6.71     8.44     7.38     5.42     3.02     2.20     3.20
                                                              8/26/83-   8/26/83-
                                                              12/31/99   12/31/99
                                                                TOTAL    EFFECTIVE
SUB-ACCOUNT      12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN     ANNUAL
-----------      -------- -------- -------- -------- -------- ---------- ---------
Capital
 Growth*........  37.00%   20.16%   22.56%   33.09%   14.84%   2,638.99%   22.44%
Bond Income.....  20.29     3.82    10.06     8.23    -1.21      299.58     8.84
Money Market....   4.91     4.34     4.55     4.48     4.18      141.55     5.54

                                                              ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                      FOR ONE YEAR ENDING
                 5/1/87-  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.....  -13.06%  15.47%   29.18%   -4.86%   29.46%    6.49%    8.90%     .36%   35.90%   21.55%   31.51%   26.98%
Managed.........   -1.15    8.67    18.20     2.44    19.28     5.90     9.82    -1.85    30.28    14.16    25.62    18.76
                          5/1/87-   5/1/87-
                          12/31/99 12/31/99
                           TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/99  RETURN   ANNUAL
-----------      -------- -------- ---------
Stock Index.....  19.48%   515.65%   15.43%
Managed.........   9.15    328.84    12.18

                                           ANNUAL NET RATE OF RETURN
                         -------------------------------------------------------------- 4/30/93- 4/30/93-
                                                   FOR ONE YEAR ENDING                  12/31/99 12/31/99
                         4/30/93- -----------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- -------- ---------
Growth and Income.......  13.67%   -1.94%   35.45%   17.21%   32.47%   23.52%    8.53%   214.26%   18.73%
Mid Cap Value**.........  14.16    -1.01    29.38    16.72    16.45    -6.17    -0.40     85.72     9.73

                                       ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------- 5/2/94-   5/2/94-
                                              FOR ONE YEAR ENDING              12/31/99 12/31/99
                         5/2/94-  --------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- ---------
Small Cap...............  -3.71%   27.88%   29.70%   23.92%   -2.43%   30.77%   152.53%   17.77%

                                       ANNUAL NET RATE OF RETURN
                         ------------------------------------------------------ 10/31/94- 10/31/94-
                                               FOR ONE YEAR ENDING              12/31/99  12/31/99
                         10/31/94- --------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/94  12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN    ANNUAL
-----------              --------- -------- -------- -------- -------- -------- --------- ---------
Equity Growth...........   -4.32%   47.59%   12.32%   24.69%   46.68%   33.13%   286.21%    29.89%
Balanced***.............    -.22    23.86    16.03    15.31     8.29    -5.77     68.74     10.66
Venture Value...........   -3.62    38.25    24.89    32.50    13.56    16.64    192.06     23.05
International Magnum
 Equity****.............    2.48     5.44     5.87    -2.04     6.47    23.68     47.57      7.82

                       ANNUAL NET RATE OF RETURN
                       -------------------------
                                                 4/30/99- 4/30/99-
                                                 12/31/99 12/31/99
                               4/30/99-           TOTAL   EFFECTIVE
SUB-ACCOUNT                    12/31/99           RETURN   ANNUAL
-----------                    --------          -------- ------------
Investors.............            2.34%            2.34%     N/A
Research Managers.....           19.20            19.20      N/A

-------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** The Harris Oakmark Mid Cap Value Series' Sub-adviser was Loomis Sayles until
   May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998, and .75% thereafter.

*** The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when
    Wellington Management Company became the sub-adviser.
**** The Morgan Stanley International Magnum Equity Series' sub-adviser was
     Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became sub-adviser.

         SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.

                                ANNUAL NET RATE OF RETURN
                               ------------------------------  3/3/97-   3/3/97-
                                        FOR ONE YEAR ENDING    12/31/99 12/31/99
                               3/3/97-  ---------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                    12/31/97 12/31/98   12/31/99     RETURN   ANNUAL
-----------                    -------- --------   ----------  -------- ---------
Mid Cap.......................  27.42%      36.17%    121.26%  283.90%   60.90%

                                  ANNUAL NET RATE OF RETURN
                                 ---------------------------- 11/9/98- 11/9/98-
                                          FOR ONE YEAR ENDING 12/31/99 12/31/99
                                 11/9/98- -------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/98      12/31/99        RETURN   ANNUAL
-----------                      --------      --------       -------- ---------
Russell 2000 Index..............  5.37%         21.82%         28.35%   24.44%

                         SUB-ACCOUNTS INVESTING IN VIP

                                                                   ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                          FOR ONE YEAR ENDING
                 10/9/86- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income...   .03%    -1.87%   21.79%   16.47%   -15.93%  30.46%   16.01%   17.41%    6.27%   34.09%   13.42%   27.15%
                                   10/9/86- 10/9/86-
                                   12/31/99 12/31/99
                                    TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/98 12/31/99  RETURN   ANNUAL
-----------      -------- -------- -------- ---------
Equity-Income...  10.79%    5.54%   399.83%  12.94%

                                                              ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                      FOR ONE YEAR ENDING
                 1/28/87- --------------------------------------------------------------------------------------------------
                 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Overseas........  -6.03%    7.32%   25.34%   -2.40%    7.19%   -11.39%  36.33%    .97%     8.86%   12.36%   10.72%   11.91%
                          1/28/87- 1/28/87-
                          12/31/99 12/31/99
                           TOTAL   EFFECTIVE
                 12/31/99  RETURN   ANNUAL
                 -------- -------- ---------
Overseas........  41.56%   246.04%   10.08%

                                                                       ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                               FOR ONE YEAR ENDING
                 9/19/85- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....   6.15%   16.80%    0.46%   10.81%   -4.89%   -2.97%   34.07%   22.24%   19.50%   -2.28%   19.71%   13.17%
                                            9/19/85- 9/19/85-
                                            12/31/99 12/31/99
                                             TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------      -------- -------- -------- -------- ---------
High Income.....  16.79%   -5.04%   7.35%    293.17%   10.06%

                        SUB-ACCOUNT INVESTING IN VIP II

                                                     ANNUAL NET RATE OF RETURN
                 -------------------------------------------------------------------------------------------------- 9/6/89-
                                                             FOR ONE YEAR ENDING                                    12/31/99
                 9/6/89-  -----------------------------------------------------------------------------------------  TOTAL
SUB-ACCOUNT      12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Asset Manager...   .57%     5.92%   21.64%   10.88%   20.33%   -6.79%   16.08%   13.74%   19.75%   14.19%   10.26%   220.80%
                  9/6/89-
                 12/31/99
                 EFFECTIVE
SUB-ACCOUNT       ANNUAL
-----------      ---------
Asset Manager...   11.96%

POLICY PERFORMANCE

The material below assumes a Policy was issued with a $1 million face amount and annual premiums of $16,000 paid on August 26 of each year (May 1 in the case of the Zenith Westpeak Stock Index and Back Bay Managed Sub-Accounts; May 2 in the case of the Zenith Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Morgan Stanley International Magnum Equity, Zenith Davis Venture Value and Zenith Alger Equity Growth Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account, January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income and Zenith Harris Oakmark Mid Cap Value Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account), to a male and a female, both age 55 in the nonsmoker preferred risk category. The first example shows such a Policy with an Option A death benefit, the second example shows a policy with an Option B death benefit and the third example shows a Policy with an Option C death benefit. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of policy investment experience also reflect all Policy charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                             OPTION A DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                   INTERNAL RATE
                          TOTAL                                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH    NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- ---------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $   14,290 $    8,222       --             --
December 31, 1983.......   16,000  1,000,000     14,821      8,753    -82.34%           --
December 31, 1984.......   32,000  1,000,000     27,505     21,437    -39.98       1,975.63%
December 31, 1985.......   48,000  1,000,000     62,502     49,639      2.51         434.27
December 31, 1986.......   64,000  1,000,000    134,815    121,952     37.12         206.69
December 31, 1987.......   80,000  1,000,000    214,988    202,125     41.23         127.42
December 31, 1988.......   96,000  1,000,000    208,430    196,144     25.27          88.99
December 31, 1989.......  112,000  1,000,000    284,500    273,599     26.44          66.82
December 31, 1990.......  128,000  1,000,000    284,089    274,573     19.39          52.57
December 31, 1991.......  144,000  1,000,000    449,551    441,419     24.77          42.74
December 31, 1992.......  160,000  1,000,000    434,089    427,342     19.33          35.59
December 31, 1993.......  176,000  1,000,000    509,672    504,352     18.58          30.19
December 31, 1994.......  192,000  1,000,000    479,267    475,432     14.62          25.98
December 31, 1995.......  208,000  1,160,323    678,155    675,804     17.21          24.67
December 31, 1996.......  224,000  1,404,320    827,775    826,909     17.48          24.15
December 31, 1997.......  240,000  1,728,529  1,027,663  1,027,663     17.94          23.93
December 31, 1998.......  256,000  2,307,151  1,383,599  1,383,599     19.20          24.63
December 31, 1999.......  272,000  2,628,472  1,604,194  1,604,194     18.83          23.69

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1983.......   16,000  1,000,000   13,983    7,915    -86.77%           --
December 31, 1984.......   32,000  1,000,000   29,594   23,526    -31.92       1,975.63%
December 31, 1985.......   48,000  1,000,000   49,374   36,511    -19.29         434.27
December 31, 1986.......   64,000  1,000,000   70,297   57,434     -5.80         206.69
December 31, 1987.......   80,000  1,000,000   85,192   72,329     -4.28         127.42
December 31, 1988.......   96,000  1,000,000  105,565   93,279     -1.01          88.99
December 31, 1989.......  112,000  1,000,000  131,735  120,834      2.26          66.82
December 31, 1990.......  128,000  1,000,000  155,697  146,181      3.43          52.57
December 31, 1991.......  144,000  1,000,000  197,046  188,915      6.15          42.74
December 31, 1992.......  160,000  1,000,000  225,207  218,460      6.30          35.59
December 31, 1993.......  176,000  1,000,000  265,319  259,998      7.10          30.19
December 31, 1994.......  192,000  1,000,000  267,415  263,579      5.28          25.98
December 31, 1995.......  208,000  1,000,000  336,781  334,430      7.20          22.62
December 31, 1996.......  224,000  1,000,000  363,892  363,026      6.76          19.89
December 31, 1997.......  240,000  1,000,000  414,531  414,531      7.09          17.62
December 31, 1998.......  256,000  1,000,000  463,556  463,556      7.17          15.72
December 31, 1999.......  272,000  1,000,000  472,230  472,230      6.27          14.10

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1983.......   16,000  1,000,000   14,013    7,945    -86.63%           --
December 31, 1984.......   32,000  1,000,000   28,700   22,632    -35.36       1,975.63%
December 31, 1985.......   48,000  1,000,000   44,840   31,977    -27.94         434.27
December 31, 1986.......   64,000  1,000,000   61,434   48,571    -14.59         206.69
December 31, 1987.......   80,000  1,000,000   78,901   66,037     -8.13         127.42
December 31, 1988.......   96,000  1,000,000   98,239   85,953     -3.88          88.99
December 31, 1989.......  112,000  1,000,000  120,481  109,580      -.65          66.82
December 31, 1990.......  128,000  1,000,000  143,243  133,727      1.14          52.57
December 31, 1991.......  144,000  1,000,000  164,775  156,643      1.93          42.74
December 31, 1992.......  160,000  1,000,000  183,374  176,627      2.03          35.59
December 31, 1993.......  176,000  1,000,000  201,078  195,757      1.97          30.19
December 31, 1994.......  192,000  1,000,000  221,421  217,586      2.12          25.98
December 31, 1995.......  208,000  1,000,000  246,045  243,694      2.46          22.62
December 31, 1996.......  224,000  1,000,000  270,328  269,462      2.65          19.89
December 31, 1997.......  240,000  1,000,000  296,184  296,184      2.80          17.62
December 31, 1998.......  256,000  1,000,000  323,831  323,831      2.92          15.72
December 31, 1999.......  272,000  1,000,000  351,582  351,582      2.99          14.10

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1987.......   16,000  1,000,000   11,424    5,356    -80.55%           --
December 31, 1988.......   32,000  1,000,000   27,289   21,221    -30.63       1,033.28%
December 31, 1989.......   48,000  1,000,000   52,355   39,492    -11.29         328.36
December 31, 1990.......   64,000  1,000,000   62,718   49,855    -11.24         174.11
December 31, 1991.......   80,000  1,000,000   96,375   83,512      1.61         112.69
December 31, 1992.......   96,000  1,000,000  117,202  105,262      2.91          80.87
December 31, 1993.......  112,000  1,000,000  142,189  131,634      4.40          61.77
December 31, 1994.......  128,000  1,000,000  156,609  147,438      3.38          49.18
December 31, 1995.......  144,000  1,000,000  231,125  223,340      9.25          40.32
December 31, 1996.......  160,000  1,000,000  294,238  287,837     11.06          33.80
December 31, 1997.......  176,000  1,000,000  403,635  398,686     13.84          28.82
December 31, 1998.......  192,000  1,000,000  527,597  524,132     15.42          24.90
December 31, 1999.......  208,000  1,104,012  645,244  643,264     15.86          23.07

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1987.......   16,000  1,000,000   12,946    6,878    -71.72%           --
December 31, 1988.......   32,000  1,000,000   28,001   21,933    -28.48       1,033.28%
December 31, 1989.......   48,000  1,000,000   48,976   36,113    -16.20         328.36
December 31, 1990.......   64,000  1,000,000   64,356   51,493     -9.82         174.11
December 31, 1991.......   80,000  1,000,000   91,906   79,043      -.45         112.69
December 31, 1992.......   96,000  1,000,000  112,086  100,146      1.34          80.87
December 31, 1993.......  112,000  1,000,000  137,422  126,867      3.39          61.77
December 31, 1994.......  128,000  1,000,000  148,681  139,511      2.06          49.18
December 31, 1995.......  144,000  1,000,000  211,010  203,224      7.28          40.32
December 31, 1996.......  160,000  1,000,000  254,692  248,292      8.32          33.80
December 31, 1997.......  176,000  1,000,000  336,163  331,213     10.78          28.82
December 31, 1998.......  192,000  1,000,000  413,743  410,279     11.77          24.90
December 31, 1999.......  208,000  1,000,000  465,397  463,417     11.41          21.75

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1993.......   16,000  1,000,000   14,777    8,709    -59.59%           --
December 31, 1994.......   32,000  1,000,000   27,939   21,817    -28.61       1,028.55%
December 31, 1995.......   48,000  1,000,000   54,765   41,902     -7.93         327.65
December 31, 1996.......   64,000  1,000,000   79,347   66,484      1.76         173.87
December 31, 1997.......   80,000  1,000,000  122,151  109,288     11.86         112.58
December 31, 1998.......   96,000  1,000,000  165,526  153,701     14.97          80.81
December 31, 1999.......  112,000  1,000,000  193,426  182,987     13.34          61.73

ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $16,000  $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1993.......  16,000   1,000,000   14,847    8,779    -59.11%           --
December 31, 1994.......  32,000   1,000,000   28,208   22,140    -27.80       1,028.55%
December 31, 1995.......  48,000   1,000,000   53,325   40,462     -9.91         327.65
December 31, 1996.......  64,000   1,000,000   76,758   63,895      -.08         173.87
December 31, 1997.......  80,000   1,000,000  105,505   92,642      5.53         112.58
December 31, 1998.......  96,000   1,000,000  110,110   98,286      0.74          80.81
December 31, 1999....... 112,000   1,000,000  122,368  111,928     -0.02          61.73

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
May 2, 1994............. $16,000  $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1994.......  16,000   1,000,000   12,455    6,387    -74.82%           --
December 31, 1995.......  32,000   1,000,000   31,978   25,910    -16.87       1,038.05%
December 31, 1996.......  48,000   1,000,000   57,127   44,264     -4.79         329.07
December 31, 1997.......  64,000   1,000,000   87,879   75,016      7.45         174.35
December 31, 1998.......  80,000   1,000,000   97,762   84,899      2.24         112.81
December 31, 1999.......  96,000   1,000,000  146,472  134,533     10.72          80.93

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1994.......  16,000   1,000,000   13,138    7,070    -99.25%           --
December 31, 1995.......  32,000   1,000,000   31,826   25,758    -29.38       3,271.69%
December 31, 1996.......  48,000   1,000,000   49,770   36,907    -21.48         522.96
December 31, 1997.......  64,000   1,000,000   75,888   63,025      -.92         230.16
December 31, 1998.......  80,000   1,000,000  127,577  114,714     16.79         137.32
December 31, 1999.......  96,000   1,000,000  185,525  173,008     22.06          94.25

ZENITH BALANCED SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1994.......  16,000   1,000,000   13,891    7,823    -98.62%           --
December 31, 1995.......  32,000   1,000,000   30,465   24,397    -35.80       3,271.69%
December 31, 1996.......  48,000   1,000,000   49,478   36,615    -22.10         522.96
December 31, 1997.......  64,000   1,000,000   71,056   58,193     -5.67         230.16
December 31, 1998.......  80,000   1,000,000   91,341   78,478     -0.89         137.32
December 31, 1999.......  96,000   1,000,000   99,574   87,057     -3.67          94.25

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                                                                INTERNAL RATE
                          TOTAL                                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS    DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID     BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ----------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $ 1,000,000 $ 14,290 $  8,222       --             --
December 31, 1994.......  16,000    1,000,000   13,463    7,395    -99.01%           --
December 31, 1995.......  32,000    1,000,000   31,801   25,733    -29.49       3,271.69%
December 31, 1996.......  48,000    1,000,000   54,051   41,188    -12.75         522.96
December 31, 1997.......  64,000    1,000,000   85,681   72,818      7.82         230.16
December 31, 1998.......  80,000    1,000,000  112,076   99,213      9.98         137.32
December 31, 1999.......  96,000    1,000,000  145,285  132,768     12.12          94.25

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                INTERNAL RATE
                          TOTAL                                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS    DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID     BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ----------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $ 1,000,000 $ 14,290 $  8,222       --             --
December 31, 1994.......  16,000    1,000,000   14,232    8,164    -98.22%           --
December 31, 1995.......  32,000    1,000,000   28,599   22,531    -44.58       3,271.69%
December 31, 1996.......  48,000    1,000,000   44,142   31,279    -34.00         522.96
December 31, 1997.......  64,000    1,000,000   56,644   43,781    -22.21         230.16
December 31, 1998.......  80,000    1,000,000   74,352   61,488    -12.11         137.32
December 31, 1999.......  96,000    1,000,000  107,054   94,537     -0.58          94.25

ZENITH MFS INVESTORS SUB-ACCOUNT

                                                                INTERNAL RATE
                          TOTAL                                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS    DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID     BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ----------- -------- -------- ------------- -------------
April 30, 1999.......... $16,000  $ 1,000,000 $ 14,290 $  8,222       --             --
December 31, 1999.......  16,000    1,000,000   13,160    7,092    -70.24%           --

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                                                                INTERNAL RATE
                          TOTAL                                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS    DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID     BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ----------- -------- -------- ------------- -------------
April 30, 1999.......... $16,000  $ 1,000,000 $ 14,290 $  8,222       --             --
December 31, 1999.......  16,000    1,000,000   15,427    9,359    -55.02%           --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                                                                INTERNAL RATE
                          TOTAL                                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS    DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID     BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ----------- -------- -------- ------------- -------------
March 3, 1997........... $16,000   $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1997.......  16,000    1,000,000   16,427   10,359    -40.77%           --
December 31, 1998.......  32,000    1,000,000   39,433   33,365      3.18         804.48%
December 31, 1999.......  48,000    1,000,000  116,788  103,925     48.31         290.64

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
November 9, 1998........ $16,000  $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1998.......   16,000  1,000,000   14,874    8,805    -98.49%           --
December 31, 1999.......   32,000  1,000,000   32,274   26,206    -28.27       3,544.55%

VIP EQUITY-INCOME SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1986.......   16,000  1,000,000   13,953    7,885    -95.55%           --
December 31, 1987.......   32,000  1,000,000   24,098   18,030    -60.67       2,723.89%
December 31, 1988.......   48,000  1,000,000   42,671   29,808    -35.59         490.23
December 31, 1989.......   64,000  1,000,000   63,581   50,718    -13.23         221.84
December 31, 1990.......   80,000  1,000,000   67,546   54,683    -17.00         133.88
December 31, 1991.......   96,000  1,000,000  102,729   90,212     -2.28          92.44
December 31, 1992.......  112,000  1,000,000  134,252  123,120      2.92          68.91
December 31, 1993.......  128,000  1,000,000  171,250  161,503      6.17          53.96
December 31, 1994.......  144,000  1,000,000  195,178  186,815      6.06          43.72
December 31, 1995.......  160,000  1,000,000  277,751  270,773     10.77          36.31
December 31, 1996.......  176,000  1,000,000  327,854  322,286     11.10          30.74
December 31, 1997.......  192,000  1,000,000  430,576  426,493     13.17          26.41
December 31, 1998.......  208,000  1,000,000  493,314  490,716     12.93          22.96
December 31, 1999.......  224,000  1,000,000  534,459  533,346     12.04          20.16

VIP OVERSEAS SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1987.......   16,000  1,000,000   11,648    5,580    -68.05%           --
December 31, 1988.......   32,000  1,000,000   28,084   22,016    -23.59         707.99%
December 31, 1989.......   48,000  1,000,000   50,973   38,110    -11.54         272.18
December 31, 1990.......   64,000  1,000,000   63,523   50,660     -9.42         154.15
December 31, 1991.......   80,000  1,000,000   82,844   69,981     -4.54         103.01
December 31, 1992.......   96,000  1,000,000   85,309   73,831     -7.63          75.31
December 31, 1993.......  112,000  1,000,000  134,365  124,272      2.65          58.22
December 31, 1994.......  128,000  1,000,000  148,145  139,437      1.93          46.75
December 31, 1995.......  144,000  1,000,000  178,682  171,358      3.51          38.57
December 31, 1996.......  160,000  1,000,000  214,502  208,563      4.83          32.48
December 31, 1997.......  176,000  1,000,000  252,891  248,437      5.72          27.80
December 31, 1998.......  192,000  1,000,000  297,818  294,848      6.51          24.10
December 31, 1999.......  208,000  1,000,000  440,699  439,214     10.33          21.10

VIP HIGH INCOME SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1985.......   16,000  1,000,000   14,622    8,554    -89.13%           --
December 31, 1986.......   32,000  1,000,000   30,459   24,391    -30.84       2,337.90%
December 31, 1987.......   48,000  1,000,000   44,065   31,202    -31.02         463.37
December 31, 1988.......   64,000  1,000,000   62,671   49,808    -13.79         214.72
December 31, 1989.......   80,000  1,000,000   72,625   59,762    -12.70         130.87
December 31, 1990.......   96,000  1,000,000   83,995   71,593    -10.59          90.84
December 31, 1991.......  112,000  1,000,000  126,861  115,844      1.03          67.95
December 31, 1992.......  128,000  1,000,000  168,743  159,111      5.70          53.32
December 31, 1993.......  144,000  1,000,000  215,883  207,636      8.38          43.27
December 31, 1994.......  160,000  1,000,000  224,476  217,614      6.30          35.98
December 31, 1995.......  176,000  1,000,000  283,070  277,626      8.35          30.49
December 31, 1996.......  192,000  1,000,000  333,670  329,711      8.98          26.21
December 31, 1997.......  208,000  1,000,000  403,545  401,070      9.93          22.81
December 31, 1998.......  224,000  1,000,000  397,512  396,523      8.02          20.04
December 31, 1999.......  240,000  1,000,000  440,535  440,535      7.90          17.74

VIP II ASSET MANAGER SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1989.......   16,000  1,000,000   13,914    7,846    -89.38%           --
December 31, 1990.......   32,000  1,000,000   28,254   22,186    -38.32       2,130.09%
December 31, 1991.......   48,000  1,000,000   48,561   35,698    -21.27         447.21
December 31, 1992.......   64,000  1,000,000   67,997   55,134     -8.10         210.30
December 31, 1993.......   80,000  1,000,000   96,401   83,538      1.87         128.98
December 31, 1994.......   96,000  1,000,000  102,550   90,149     -2.23          89.83
December 31, 1995.......  112,000  1,000,000  133,928  122,912      2.79          67.33
December 31, 1996.......  128,000  1,000,000  166,813  157,182      5.33          52.92
December 31, 1997.......  144,000  1,000,000  213,658  205,411      8.07          42.98
December 31, 1998.......  160,000  1,000,000  259,333  252,471      9.21          35.77
December 31, 1999.......  176,000  1,000,000  300,306  294,862      9.37          30.33

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Harris Oakmark Mid Cap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                             OPTION B DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                 INTERNAL RATE
                          TOTAL                                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH    NET CASH    NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT     VALUE     VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- --------- --------- ------------- -------------
August 26, 1983......... $ 16,000 $1,014,290 $  14,290 $   8,222       --             --
December 31, 1983.......   16,000  1,014,821    14,821     8,753    -82.34%           --
December 31, 1984.......   32,000  1,027,505    27,505    21,437    -39.98       2,019.32%
December 31, 1985.......   48,000  1,062,501    62,501    49,638      2.51         449.61
December 31, 1986.......   64,000  1,134,812   134,812   121,949     37.12         220.26
December 31, 1987.......   80,000  1,214,977   214,977   202,114     41.23         139.81
December 31, 1988.......   96,000  1,208,411   208,411   196,125     25.26          97.32
December 31, 1989.......  112,000  1,284,455   284,455   273,553     26.44          75.20
December 31, 1990.......  128,000  1,284,017   284,017   274,500     19.39          59.30
December 31, 1991.......  144,000  1,449,372   449,372   441,241     24.76          51.12
December 31, 1992.......  160,000  1,433,833   433,833   427,087     19.32          42.58
December 31, 1993.......  176,000  1,509,244   509,244   503,923     18.57          37.20
December 31, 1994.......  192,000  1,478,710   478,710   474,874     14.61          31.93
December 31, 1995.......  208,000  1,677,106   677,106   674,756     17.18          29.72
December 31, 1996.......  224,000  1,826,187   826,187   825,321     17.46          27.43
December 31, 1997.......  240,000  2,025,434 1,025,434 1,025,434     17.91          25.75
December 31, 1998.......  256,000  2,380,417 1,380,417 1,380,417     19.18          24.97
December 31, 1999.......  272,000  2,600,422 1,600,422 1,600,422     18.81          23.59

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                                                                 INTERNAL RATE
                          TOTAL                                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH    NET CASH    NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT     VALUE     VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- --------- --------- ------------- -------------
August 26, 1983......... $ 16,000 $1,014,290 $  14,290 $   8,222       --             --
December 31, 1983.......   16,000  1,013,983    13,983     7,915    -86.77%           --
December 31, 1984.......   32,000  1,029,594    29,594    23,526    -31.92       2,022.63%
December 31, 1985.......   48,000  1,049,374    49,374    36,511    -19.29         446.43
December 31, 1986.......   64,000  1,070,295    70,295    57,432     -5.80         213.92
December 31, 1987.......   80,000  1,085,188    85,188    72,325     -4.28         132.56
December 31, 1988.......   96,000  1,105,556   105,556    93,270     -1.01          93.38
December 31, 1989.......  112,000  1,131,717   131,717   120,815      2.26          70.93
December 31, 1990.......  128,000  1,155,661   155,661   146,145      3.43          56.45
December 31, 1991.......  144,000  1,196,975   196,975   188,844      6.14          46.78
December 31, 1992.......  160,000  1,225,085   225,085   218,338      6.29          39.52
December 31, 1993.......  176,000  1,265,112   265,112   259,792      7.08          34.19
December 31, 1994.......  192,000  1,267,126   267,126   263,291      5.27          29.58
December 31, 1995.......  208,000  1,336,279   336,279   333,928      7.18          26.60
December 31, 1996.......  224,000  1,363,151   363,151   362,285      6.74          23.77
December 31, 1997.......  240,000  1,413,385   413,385   413,385      7.05          21.62
December 31, 1998.......  256,000  1,461,836   461,836   461,836      7.13          19.79
December 31, 1999.......  272,000  1,469,897   469,897   469,897      6.22          17.96

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,014,290 $ 14,290 $  8,222       --             --
December 31, 1983.......   16,000  1,014,013   14,013    7,945    -86.63%           --
December 31, 1984.......   32,000  1,028,700   28,700   22,632    -35.36       2,021.21%
December 31, 1985.......   48,000  1,044,840   44,840   31,977    -27.94         445.33
December 31, 1986.......   64,000  1,061,432   61,432   48,569    -14.59         213.02
December 31, 1987.......   80,000  1,078,897   78,897   66,034     -8.13         132.19
December 31, 1988.......   96,000  1,098,231   98,231   85,945     -3.89          93.09
December 31, 1989.......  112,000  1,120,464  120,464  109,563      -.66          70.60
December 31, 1990.......  128,000  1,143,210  143,210  133,694      1.13          56.16
December 31, 1991.......  144,000  1,164,716  164,716  156,585      1.92          46.16
December 31, 1992.......  160,000  1,183,276  183,276  176,529      2.01          38.85
December 31, 1993.......  176,000  1,200,926  200,926  195,605      1.96          33.30
December 31, 1994.......  192,000  1,221,190  221,190  217,354      2.10          29.02
December 31, 1995.......  208,000  1,245,691  245,691  243,340      2.44          25.64
December 31, 1996.......  224,000  1,269,796  269,796  268,930      2.62          22.88
December 31, 1997.......  240,000  1,295,393  295,393  295,393      2.77          20.62
December 31, 1998.......  256,000  1,322,671  322,671  322,671      2.88          18.72
December 31, 1999.......  272,000  1,349,904  349,904  349,904      2.94          17.11

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,014,290 $ 14,290 $  8,222       --             --
December 31, 1987.......   16,000  1,011,424   11,424    5,356    -80.55%           --
December 31, 1988.......   32,000  1,027,289   27,289   21,221    -30.63       1,052.66%
December 31, 1989.......   48,000  1,052,354   52,354   39,491    -11.29         337.55
December 31, 1990.......   64,000  1,062,716   62,716   49,853    -11.24         179.42
December 31, 1991.......   80,000  1,096,370   96,370   83,506      1.61         117.76
December 31, 1992.......   96,000  1,117,190  117,190  105,251      2.91          85.25
December 31, 1993.......  112,000  1,142,166  142,166  131,610      4.39          65.85
December 31, 1994.......  128,000  1,156,567  156,567  147,397      3.37          52.83
December 31, 1995.......  144,000  1,231,031  231,031  223,245      9.24          44.74
December 31, 1996.......  160,000  1,294,058  294,058  287,657     11.05          38.56
December 31, 1997.......  176,000  1,403,285  403,285  398,336     13.83          34.34
December 31, 1998.......  192,000  1,526,955  526,955  523,491     15.40          31.09
December 31, 1999.......  208,000  1,644,162  644,162  642,183     15.84          28.35

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,014,290 $ 14,290 $  8,222       --             --
December 31, 1987.......   16,000  1,012,946   12,946    6,878    -71.72%           --
December 31, 1988.......   32,000  1,028,001   28,001   21,933    -28.48       1,053.16%
December 31, 1989.......   48,000  1,048,975   48,975   36,112    -16.20         336.96
December 31, 1990.......   64,000  1,064,355   64,355   51,492     -9.82         179.56
December 31, 1991.......   80,000  1,091,901   91,901   79,038      -.45         117.53
December 31, 1992.......   96,000  1,112,075  112,075  100,135      1.33          85.07
December 31, 1993.......  112,000  1,137,400  137,400  126,845      3.39          65.72
December 31, 1994.......  128,000  1,148,642  148,642  139,472      2.05          52.65
December 31, 1995.......  144,000  1,210,924  210,924  203,139      7.27          44.39
December 31, 1996.......  160,000  1,254,538  254,538  248,138      8.31          37.98
December 31, 1997.......  176,000  1,335,874  335,874  330,925     10.77          33.54
December 31, 1998.......  192,000  1,413,247  413,247  409,783     11.76          29.96
December 31, 1999.......  208,000  1,464,624  464,624  462,644     11.39          26.82

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,014,290 $ 14,290 $  8,222       --             --
December 31, 1993.......   16,000  1,014,777   14,777    8,709    -59.59%           --
December 31, 1994.......   32,000  1,027,938   27,938   21,870    -28.61       1,048.27%
December 31, 1995.......   48,000  1,054,764   54,764   41,901     -7.93         337.23
December 31, 1996.......   64,000  1,079,345   79,345   66,482      1.76         180.54
December 31, 1997.......   80,000  1,122,144  122,144  109,281     11.86         118.93
December 31, 1998.......   96,000  1,165,508  165,508  153,684     14.97          86.88
December 31, 1999.......  112,000  1,193,391  193,391  182,952     13.34          67.17

ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,014,290 $ 14,290 $  8,222       --             --
December 31, 1993.......   16,000  1,014,847   14,847    8,779    -59.11%           --
December 31, 1994.......   32,000  1,028,208   28,208   22,140    -27.80       1,048.46%
December 31, 1995.......   48,000  1,053,325   53,325   40,462     -9.91         336.98
December 31, 1996.......   64,000  1,076,756   76,756   63,893      -.08         180.33
December 31, 1997.......   80,000  1,105,499  105,499   92,636      5.53         118.10
December 31, 1998.......   96,000  1,110,099  110,099   98,274      0.74          84.93
December 31, 1999.......  112,000  1,122,346  122,346  111,906     -0.02          65.27

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                                                              INTERNAL RATE
                          TOTAL                               OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ------- -------- ------------- -------------
May 2, 1994............. $16,000  $1,014,290 $14,290 $  8,222       --             --
December 31, 1994.......  16,000   1,012,455  12,455    6,387    -74.82%           --
December 31, 1995.......  32,000   1,013,978  31,978   25,910    -16.87       1,060.86%
December 31, 1996.......  48,000   1,057,127  57,127   44,263     -4.79         339.11
December 31, 1997.......  64,000   1,087,876  87,876   75,013      7.45         181.74
December 31, 1998.......  80,000   1,097,757  97,757   84,894      2.23         117.94
December 31, 1999.......  96,000   1,146,458 146,458  134,518     10.72          86.35

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                                                              INTERNAL RATE
                          TOTAL                               OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,014,290 $14,290 $  8,222       --             --
December 31, 1994.......  16,000   1,013,138  13,138    7,070    -99.25%           --
December 31, 1995.......  32,000   1,031,826  31,826   25,758    -29.38       3,365.75%
December 31, 1996.......  48,000   1,049,770  49,770   36,907    -21.48         538.34
December 31, 1997.......  64,000   1,075,887  75,887   63,024      -.92         238.98
December 31, 1998.......  80,000   1,127,572 127,572  114,709     16.79         145.55
December 31, 1999.......  96,000   1,185,511 185,511  172,994     22.06         102.18

ZENITH BALANCED SUB-ACCOUNT

                                                              INTERNAL RATE
                          TOTAL                               OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,014,290 $14,290 $  8,222       --             --
December 31, 1994.......  16,000   1,013,891  13,891    7,823    -98.62%           --
December 31, 1995.......  32,000   1,030,465  30,465   24,397    -35.80       3,361.73%
December 31, 1996.......  48,000   1,049,478  49,478   36,615    -22.10         538.25
December 31, 1997.......  64,000   1,071,055  71,055   58,192     -5.67         238.43
December 31, 1998.......  80,000   1,091,338  91,338   78,475      -.89         143.29
December 31, 1999.......  96,000   1,099,567  99,567   87,050     -3.68          98.65

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                                                              INTERNAL RATE
                          TOTAL                               OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,014,290 $14,290 $  8,222       --             --
December 31, 1994.......  16,000   1,013,463  13,463    7,395    -99.01%           --
December 31, 1995.......  32,000   1,031,801  31,801   25,733    -29.50       3,365.67%
December 31, 1996.......  48,000   1,054,051  54,051   41,188    -12.76         539.65
December 31, 1997.......  64,000   1,085,679  85,679   72,816      7.82         240.09
December 31, 1998.......  80,000   1,112,072 112,072   99,209      9.98         144.59
December 31, 1999.......  96,000   1,145,274 145,274  132,757     12.12         100.56

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                INTERNAL RATE
                          TOTAL                                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS    DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID     BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ----------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $ 1,014,290 $ 14,290 $  8,222       --             --
December 31, 1994.......   16,000   1,014,232   14,232    8,164    -98.22%           --
December 31, 1995.......   32,000   1,028,599   28,599   22,531    -44.58       3,356.23%
December 31, 1996.......   48,000   1,044,142   44,142   31,279    -34.00         536.62
December 31, 1997.......   64,000   1,056,643   56,643   43,780    -22.21         236.79
December 31, 1998.......   80,000   1,074,349   74,349   61,486    -12.11         142.21
December 31, 1999.......   96,000   1,107,046  107,046   94,529     -0.58          98.96

ZENITH MFS INVESTORS SUB-ACCOUNT

                                                                INTERNAL RATE
                          TOTAL                                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS    DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID     BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ----------- -------- -------- ------------- -------------
April 30, 1999.......... $ 16,000 $ 1,014,290 $ 14,290 $  8,222       --             --
December 31, 1999.......   16,000   1,013,160   13,160    7,092    -70.24%           --

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                                                                INTERNAL RATE
                          TOTAL                                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS    DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID     BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ----------- -------- -------- ------------- -------------
April 30, 1999.......... $ 16,000 $ 1,014,290 $ 14,290 $  8,222       --             --
December 31, 1999.......   16,000   1,015,427   15,427    9,359    -55.02%           --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                                                                INTERNAL RATE
                          TOTAL                                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS    DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID     BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ----------- -------- -------- ------------- -------------
March 3, 1997...........  $16,000  $1,014,290 $ 14,290 $  8,222       --             --
December 31, 1997.......   16,000   1,016,427   16,427   10,359    -40.77%           --
December 31, 1998.......   32,000   1,039,432   39,432   33,364      3.18         824.90%
December 31, 1999.......   48,000   1,116,787  116,787  103,924     48.31         307.97

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                                                              INTERNAL RATE
                          TOTAL                               OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ------- -------- ------------- -------------
November 9, 1998........ $16,000  $1,014,290 $14,290  $8,222        --             --
December 31, 1998.......  16,000   1,014,874  14,874   8,805     -98.49%           --
December 31, 1999.......  32,000   1,032,274  32,274  26,206     -28.27       3,649.76%

VIP EQUITY-INCOME SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,014,290 $ 14,290 $  8,222       --             --
December 31, 1986.......   16,000  1,013,953   13,953    7,885    -95.55%           --
December 31, 1987.......   32,000  1,024,098   24,098   18,030    -60.67       2,780.79%
December 31, 1988.......   48,000  1,042,671   42,671   29,808    -35.59         502.45
December 31, 1989.......   64,000  1,063,580   63,580   50,717    -13.23         228.95
December 31, 1990.......   80,000  1,067,543   67,543   54,680    -17.00         138.21
December 31, 1991.......   96,000  1,102,722  102,722   90,205     -2.28          96.88
December 31, 1992.......  112,000  1,134,235  134,235  123,103      2.92          73.23
December 31, 1993.......  128,000  1,171,215  171,215  161,467      6.16          58.31
December 31, 1994.......  144,000  1,195,113  195,113  186,750      6.05          47.81
December 31, 1995.......  160,000  1,277,610  277,610  270,632     10.76          41.14
December 31, 1996.......  176,000  1,327,612  327,612  322,044     11.09          35.64
December 31, 1997.......  192,000  1,430,129  430,129  426,046     13.15          31.93
December 31, 1998.......  208,000  1,492,605  492,605  490,007     12.90          28.54
December 31, 1999.......  224,000  1,533,402  533,402  532,288     12.01          25.59

VIP OVERSEAS SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,014,290 $ 14,290 $  8,222       --             --
December 31, 1987.......   16,000  1,101,648   11,648    5,580    -68.05%           --
December 31, 1988.......   32,000  1,028,084   28,084   22,016    -23.59         720.42%
December 31, 1989.......   48,000  1,050,972   50,972   38,109    -11.54         279.32
December 31, 1990.......   64,000  1,063,521   63,521   50,658     -9.43         158.82
December 31, 1991.......   80,000  1,082,838   82,838   69,975     -4.55         106.98
December 31, 1992.......   96,000  1,085,299   85,299   73,821     -7.63          78.31
December 31, 1993.......  112,000  1,134,339  134,339  124,246      2.64          61.87
December 31, 1994.......  128,000  1,148,100  148,100  139,391      1.92          50.04
December 31, 1995.......  144,000  1,178,600  178,600  171,276      3.50          41.92
December 31, 1996.......  160,000  1,214,357  214,357  208,418      4.82          35.93
December 31, 1997.......  176,000  1,252,653  252,653  248,198      5.70          31.35
December 31, 1998.......  192,000  1,297,429  297,429  294,459      6.49          27.79
December 31, 1999.......  208,000  1,439,908  439,908  438,423     10.31          25.81

VIP HIGH INCOME SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,014,290 $ 14,290 $  8,222       --             --
December 31, 1985.......   16,000  1,014,622   14,622    8,554    -89.13%           --
December 31, 1986.......   32,000  1,030,459   30,459   24,391    -30.84       2,397.46%
December 31, 1987.......   48,000  1,044,065   44,065   31,202    -31.02         475.14
December 31, 1988.......   64,000  1,062,670   62,670   49,807    -13.79         221.47
December 31, 1989.......   80,000  1,072,622   72,622   59,759    -12.70         135.41
December 31, 1990.......   96,000  1,083,988   83,988   71,587    -10.60          94.44
December 31, 1991.......  112,000  1,126,844  126,844  115,827      1.02          71.98
December 31, 1992.......  128,000  1,168,706  168,706  159,074      5.69          57.56
December 31, 1993.......  144,000  1,215,808  215,808  207,561      8.37          47.71
December 31, 1994.......  160,000  1,224,359  224,359  217,497      6.29          39.94
December 31, 1995.......  176,000  1,282,856  282,856  277,412      8.34          34.76
December 31, 1996.......  192,000  1,333,318  333,318  329,359      8.96          30.62
December 31, 1997.......  208,000  1,402,953  402,953  400,479      9.91          27.49
December 31, 1998.......  224,000  1,396,716  396,716  395,726      7.99          24.26
December 31, 1999.......  240,000  1,439,338  439,338  439,338      7.87          21.98

VIP II ASSET MANAGER SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,014,290 $ 14,290 $  8,222       --             --
December 31, 1989.......   16,000  1,013,914   13,914    7,846    -89.38%           --
December 31, 1990.......   32,000  1,028,254   28,254   22,186    -38.32       2,179.34%
December 31, 1991.......   48,000  1,048,560   48,560   35,697    -21.27         459.61
December 31, 1992.......   64,000  1,067,996   67,996   55,133     -8.10         217.44
December 31, 1993.......   80,000  1,096,397   96,397   83,533      1.87         134.85
December 31, 1994.......   96,000  1,102,542  102,542   90,140     -2.24          94.14
December 31, 1995.......  112,000  1,133,910  133,910  122,893      2.79          71.54
December 31, 1996.......  128,000  1,166,776  166,776  157,145      5.33          57.08
December 31, 1997.......  144,000  1,213,583  213,583  205,336      8.06          47.35
December 31, 1998.......  160,000  1,259,197  259,197  252,335      9.20          40.25
December 31, 1999.......  176,000  1,300,078  300,078  294,634      9.36          34.81

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

**Rates of return and Policy values and benefits shown reflect the Harris
  Oakmark Mid Cap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                             OPTION C DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                   INTERNAL RATE
                          TOTAL                                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH    NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- ---------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $   14,290 $    8,222       --             --
December 31, 1983.......   16,000  1,000,000     14,821      8,753    -82.34%           --
December 31, 1984.......   32,000  1,000,000     27,505     21,437    -39.98       1,975.63%
December 31, 1985.......   48,000  1,000,000     62,502     49,639      2.51         434.27
December 31, 1986.......   64,000  1,000,000    134,815    121,952     37.12         206.69
December 31, 1987.......   80,000  1,000,000    214,988    202,125     41.23         127.42
December 31, 1988.......   96,000  1,000,000    208,430    196,144     25.27          88.99
December 31, 1989.......  112,000  1,000,000    284,500    273,599     26.44          66.82
December 31, 1990.......  128,000  1,000,000    284,089    274,573     19.39          52.57
December 31, 1991.......  144,000  1,000,000    449,551    441,419     24.77          42.74
December 31, 1992.......  160,000  1,000,000    434,089    427,342     19.33          35.59
December 31, 1993.......  176,000  1,000,000    509,672    504,352     18.58          30.19
December 31, 1994.......  192,000  1,000,000    479,267    475,432     14.62          25.98
December 31, 1995.......  208,000  1,000,000    678,192    675,841     17.21          22.62
December 31, 1996.......  224,000  1,000,000    827,992    827,126     17.49          19.89
December 31, 1997.......  240,000  1,192,900  1,028,362  1,028,362     17.94          19.66
December 31, 1998.......  256,000  1,593,076  1,385,283  1,385,283     19.22          20.71
December 31, 1999.......  272,000  1,816,187  1,607,246  1,607,246     18.85          20.06

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                                                                   INTERNAL RATE
                          TOTAL                                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH    NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- ---------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $   14,290 $    8,222       --             --
December 31, 1983.......   16,000  1,000,000     13,983      7,915    -86.77%           --
December 31, 1984.......   32,000  1,000,000     29,594     23,526    -31.92       1,975.63%
December 31, 1985.......   48,000  1,000,000     49,374     36,511    -19.29         434.27
December 31, 1986.......   64,000  1,000,000     70,297     57,434     -5.80         206.69
December 31, 1987.......   80,000  1,000,000     85,192     72,329     -4.28         127.42
December 31, 1988.......   96,000  1,000,000    105,565     93,279     -1.01          88.99
December 31, 1989.......  112,000  1,000,000    131,735    120,834      2.26          66.82
December 31, 1990.......  128,000  1,000,000    155,697    146,181      3.43          52.57
December 31, 1991.......  144,000  1,000,000    197,046    188,915      6.15          42.74
December 31, 1992.......  160,000  1,000,000    225,207    218,460      6.30          35.59
December 31, 1993.......  176,000  1,000,000    265,319    259,998      7.10          30.19
December 31, 1994.......  192,000  1,000,000    267,415    263,579      5.28          25.98
December 31, 1995.......  208,000  1,000,000    336,781    334,430      7.20          22.62
December 31, 1996.......  224,000  1,000,000    363,892    363,026      6.76          19.89
December 31, 1997.......  240,000  1,000,000    414,531    414,531      7.09          17.62
December 31, 1998.......  256,000  1,000,000    463,556    463,556      7.17          15.72
December 31, 1999.......  272,000  1,000,000    472,230    472,230      6.27          14.10

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                                                              INTERNAL RATE
                          TOTAL                               OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $14,290 $ 8,222        --             --
December 31, 1983.......   16,000  1,000,000  14,013   7,945     -86.63%           --
December 31, 1984.......   32,000  1,000,000  28,700  22,632     -35.36       1,975.63%
December 31, 1985.......   48,000  1,000,000  44,840  31,977     -27.94         434.27
December 31, 1986.......   64,000  1,000,000  61,434  48,571     -14.59         206.69
December 31, 1987.......   80,000  1,000,000  78,901  66,037      -8.13         127.42
December 31, 1988.......   96,000  1,000,000  98,239  85,953      -3.88          88.99
December 31, 1989.......  112,000  1,000,000 120,481 109,580       -.65          66.82
December 31, 1990.......  128,000  1,000,000 143,243 133,727       1.14          52.57
December 31, 1991.......  144,000  1,000,000 164,775 156,643       1.93          42.74
December 31, 1992.......  160,000  1,000,000 183,374 176,627       2.03          35.59
December 31, 1993.......  176,000  1,000,000 201,078 195,757       1.97          30.19
December 31, 1994.......  192,000  1,000,000 221,421 217,586       2.12          25.98
December 31, 1995.......  208,000  1,000,000 246,045 243,694       2.46          22.62
December 31, 1996.......  224,000  1,000,000 270,328 269,462       2.65          19.89
December 31, 1997.......  240,000  1,000,000 296,184 296,184       2.80          17.62
December 31, 1998.......  256,000  1,000,000 323,831 323,831       2.92          15.72
December 31, 1999.......  272,000  1,000,000 351,582 351,582       2.99          14.10

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT

                                                              INTERNAL RATE
                          TOTAL                               OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $14,290 $ 8,222        --             --
December 31, 1987.......   16,000  1,000,000  11,424   5,356     -80.55%           --
December 31, 1988.......   32,000  1,000,000  27,289  21,221     -30.63       1,033.28%
December 31, 1989.......   48,000  1,000,000  52,355  39,492     -11.29         328.36
December 31, 1990.......   64,000  1,000,000  62,718  49,855     -11.24         174.11
December 31, 1991.......   80,000  1,000,000  96,375  83,512       1.61         112.69
December 31, 1992.......   96,000  1,000,000 117,202 105,262       2.91          80.87
December 31, 1993.......  112,000  1,000,000 142,189 131,634       4.40          61.77
December 31, 1994.......  128,000  1,000,000 156,609 147,438       3.38          49.18
December 31, 1995.......  144,000  1,000,000 231,125 223,340       9.25          40.32
December 31, 1996.......  160,000  1,000,000 294,238 287,837      11.06          33.80
December 31, 1997.......  176,000  1,000,000 403,635 398,686      13.84          28.82
December 31, 1998.......  192,000  1,000,000 527,597 524,132      15.42          24.90
December 31, 1999.......  208,000  1,000,000 645,250 643,270      15.86          21.75

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1987.......   16,000  1,000,000   12,946    6,878    -71.72%           --
December 31, 1988.......   32,000  1,000,000   28,001   21,933    -28.48       1,033.28%
December 31, 1989.......   48,000  1,000,000   48,976   36,113    -16.20         328.36
December 31, 1990.......   64,000  1,000,000   64,356   51,493     -9.82         174.11
December 31, 1991.......   80,000  1,000,000   91,906   79,043      -.45         112.69
December 31, 1992.......   96,000  1,000,000  112,086  100,146      1.34          80.87
December 31, 1993.......  112,000  1,000,000  137,422  126,867      3.39          61.77
December 31, 1994.......  128,000  1,000,000  148,681  139,511      2.06          49.18
December 31, 1995.......  144,000  1,000,000  211,010  203,224      7.28          40.32
December 31, 1996.......  160,000  1,000,000  254,692  248,292      8.32          33.80
December 31, 1997.......  176,000  1,000,000  336,163  331,213     10.78          28.82
December 31, 1998.......  192,000  1,000,000  413,743  410,279     11.77          24.90
December 31, 1999.......  208,000  1,000,000  465,397  463,417     11.41          21.75

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1993.......   16,000  1,000,000   14,777    8,709    -59.59%           --
December 31, 1994.......   32,000  1,000,000   27,939   21,871    -28.61       1,028.55%
December 31, 1995.......   48,000  1,000,000   54,765   41,902     -7.93         327.65
December 31, 1996.......   64,000  1,000,000   79,347   66,484      1.76         173.87
December 31, 1997.......   80,000  1,000,000  122,151  109,288     11.86         112.58
December 31, 1998.......   96,000  1,000,000  165,526  153,701     14.97          80.81
December 31, 1999.......  112,000  1,000,000  193,426  182,987     13.34          61.73

ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**

                                                              INTERNAL RATE
                          TOTAL                               OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ------- -------- ------------- -------------
April 30, 1993.......... $16,000  $1,000,000 $14,290 $ 8,222        --             --
December 31, 1993.......  16,000   1,000,000  14,847   8,779     -59.11%           --
December 31, 1994.......  32,000   1,000,000  28,208  22,140     -27.80       1,028.55%
December 31, 1995.......  48,000   1,000,000  53,325  40,462      -9.91         327.65
December 31, 1996.......  64,000   1,000,000  76,758  63,895       -.08         173.87
December 31, 1997.......  80,000   1,000,000 105,505  92,642       5.53         112.58
December 31, 1998.......  96,000   1,000,000 110,110  98,286        .74          80.81
December 31, 1999....... 112,000   1,000,000 122,368 111,928      -0.02          61.73

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
May 2, 1994............. $16,000  $1,000,000 $ 14,290 $ 8,222        --             --
December 31, 1994.......  16,000   1,000,000   12,455   6,387     -74.82%           --
December 31, 1995.......  32,000   1,000,000   31,978  25,910     -16.87       1,038.05%
December 31, 1996.......  48,000   1,000,000   57,127  44,264      -4.79         329.07
December 31, 1997.......  64,000   1,000,000   87,879  75,016       7.45         174.35
December 31, 1998.......  80,000   1,000,000   97,762  84,899       2.24         112.81
December 31, 1999.......  96,000   1,000,000  146,472 134,533      10.72          80.93

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $ 14,290 $ 8,222        --             --
December 31, 1994.......  16,000   1,000,000   13,138   7,070     -99.25%           --
December 31, 1995.......  32,000   1,000,000   31,826  25,758     -29.38       3,271.69%
December 31, 1996.......  48,000   1,000,000   49,770  36,907     -21.48         522.96
December 31, 1997.......  64,000   1,000,000   75,888  63,025       -.92         230.16
December 31, 1998.......  80,000   1,000,000  127,577 114,714      16.79         137.32
December 31, 1999.......  96,000   1,000,000  185,525 173,008      22.06          94.25

ZENITH BALANCED SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $ 14,290 $ 8,222        --             --
December 31, 1994.......  16,000   1,000,000   13,891   7,823     -98.62%           --
December 31, 1995.......  32,000   1,000,000   30,465  24,397     -35.80       3,271.69%
December 31, 1996.......  48,000   1,000,000   49,478  36,615     -22.10         522.96
December 31, 1997.......  64,000   1,000,000   71,056  58,193      -5.67         230.16
December 31, 1998.......  80,000   1,000,000   91,341  78,478       -.89         137.32
December 31, 1999.......  96,000   1,000,000   99,574  87,057      -3.67          94.25

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $ 14,290 $ 8,222        --             --
December 31, 1994.......  16,000   1,000,000   13,463   7,395     -99.01%           --
December 31, 1995.......  32,000   1,000,000   31,801  25,733     -29.49       3,271.69%
December 31, 1996.......  48,000   1,000,000   54,051  41,188     -12.75         522.96
December 31, 1997.......  64,000   1,000,000   85,681  72,818       7.82         230.16
December 31, 1998.......  80,000   1,000,000  112,076  99,213       9.98         137.32
December 31, 1999.......  96,000   1,000,000  145,285 132,768      12.12          94.25

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $ 14,290 $ 8,222        --             --
December 31, 1994.......  16,000   1,000,000   14,232   8,164     -98.22%           --
December 31, 1995.......  32,000   1,000,000   28,599  22,531     -44.58       3,271.69%
December 31, 1996.......  48,000   1,000,000   44,142  31,279     -34.00         522.96
December 31, 1997.......  64,000   1,000,000   56,644  43,781     -22.21         230.16
December 31, 1998.......  80,000   1,000,000   74,352  61,488     -12.11         137.32
December 31, 1999.......  96,000   1,000,000  107,054  94,537      -0.58          94.25

ZENITH MFS INVESTORS SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
April 30, 1999.......... $16,000  $1,000,000 $ 14,290 $ 8,222        --             --
December 31, 1999.......  16,000   1,000,000   13,160   7,092     -70.24%           --

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
April 30, 1999.......... $16,000  $1,000,000 $ 14,290 $ 8,222        --             --
December 31, 1999.......  16,000   1,000,000   15,427   9,359     -55.02%           --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
March 3, 1997........... $16,000  $1,000,000 $ 14,290 $8,222         --             --
December 31, 1997.......  16,000   1,000,000   16,427  10,359     -40.77%           --
December 31, 1998.......  32,000   1,000,000   39,433  33,365       3.18         804.48%
December 31, 1999.......  48,000   1,000,000  116,788 103,925      48.31         290.64

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                                                              INTERNAL RATE
                          TOTAL                               OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ------- -------- ------------- -------------
November 9, 1998........ $16,000  $1,000,000 $14,290  $8,222        --             --
December 31, 1998.......  16,000   1,000,000  14,874   8,805     -98.49%           --
December 31, 1999.......  32,000   1,000,000  32,274  26,206     -28.27       3,544.55%

VIP EQUITY-INCOME SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1986.......   16,000  1,000,000   13,953    7,885    -95.55%           --
December 31, 1987.......   32,000  1,000,000   24,098   18,030    -60.67       2,723.89%
December 31, 1988.......   48,000  1,000,000   42,671   29,808    -35.59         490.23
December 31, 1989.......   64,000  1,000,000   63,581   50,718    -13.23         221.84
December 31, 1990.......   80,000  1,000,000   67,546   54,683    -17.00         133.88
December 31, 1991.......   96,000  1,000,000  102,729   90,212     -2.28          92.44
December 31, 1992.......  112,000  1,000,000  134,252  123,120      2.92          68.91
December 31, 1993.......  128,000  1,000,000  171,250  161,503      6.17          53.96
December 31, 1994.......  144,000  1,000,000  195,178  186,815      6.06          43.72
December 31, 1995.......  160,000  1,000,000  277,751  270,773     10.77          36.31
December 31, 1996.......  176,000  1,000,000  327,854  322,286     11.10          30.74
December 31, 1997.......  192,000  1,000,000  430,576  426,493     13.17          26.41
December 31, 1998.......  208,000  1,000,000  493,314  490,716     12.93          22.96
December 31, 1999.......  224,000  1,000,000  534,459  533,346     12.04          20.16

VIP OVERSEAS SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1987.......   16,000  1,000,000   11,648    5,580    -68.05%           --
December 31, 1988.......   32,000  1,000,000   28,084   22,016    -23.59         707.99%
December 31, 1989.......   48,000  1,000,000   50,973   38,110    -11.54         272.18
December 31, 1990.......   64,000  1,000,000   63,523   50,660     -9.42         154.15
December 31, 1991.......   80,000  1,000,000   82,844   69,981     -4.54         103.01
December 31, 1992.......   96,000  1,000,000   85,309   73,831     -7.63          75.31
December 31, 1993.......  112,000  1,000,000  134,365  124,272      2.65          58.22
December 31, 1994.......  128,000  1,000,000  148,145  139,437      1.93          46.75
December 31, 1995.......  144,000  1,000,000  178,682  171,358      3.51          38.57
December 31, 1996.......  160,000  1,000,000  214,502  208,563      4.83          32.48
December 31, 1997.......  176,000  1,000,000  252,891  248,437      5.72          27.80
December 31, 1998.......  192,000  1,000,000  297,818  294,848      6.51          24.10
December 31, 1999.......  208,000  1,000,000  440,699  439,214     10.33          21.10

VIP HIGH INCOME SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1985.......   16,000  1,000,000   14,622    8,554    -89.13%           --
December 31, 1986.......   32,000  1,000,000   30,459   24,391    -30.84       2,337.90%
December 31, 1987.......   48,000  1,000,000   44,065   31,202    -31.02         463.37
December 31, 1988.......   64,000  1,000,000   62,671   49,808    -13.79         214.72
December 31, 1989.......   80,000  1,000,000   72,625   59,762    -12.70         130.87
December 31, 1990.......   96,000  1,000,000   83,995   71,593    -10.59          90.84
December 31, 1991.......  112,000  1,000,000  126,861  115,844      1.03          67.95
December 31, 1992.......  128,000  1,000,000  168,743  159,111      5.70          53.32
December 31, 1993.......  144,000  1,000,000  215,883  207,636      8.38          43.27
December 31, 1994.......  160,000  1,000,000  224,476  217,614      6.30          35.98
December 31, 1995.......  176,000  1,000,000  283,070  277,626      8.35          30.49
December 31, 1996.......  192,000  1,000,000  333,670  329,711      8.98          26.21
December 31, 1997.......  208,000  1,000,000  403,545  401,070      9.93          22.81
December 31, 1998.......  224,000  1,000,000  397,512  396,523      8.02          20.04
December 31, 1999.......  240,000  1,000,000  440,535  440,535      7.90          17.74

VIP II ASSET MANAGER SUB-ACCOUNT

                                                               INTERNAL RATE
                          TOTAL                                OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,000,000 $ 14,290 $  8,222       --             --
December 31, 1989.......   16,000  1,000,000   13,914    7,846    -89.38%           --
December 31, 1990.......   32,000  1,000,000   28,254   22,186    -38.32       2,130.09%
December 31, 1991.......   48,000  1,000,000   48,561   35,698    -21.27         447.21
December 31, 1992.......   64,000  1,000,000   67,997   55,134     -8.10         210.30
December 31, 1993.......   80,000  1,000,000   96,401   83,538      1.87         128.98
December 31, 1994.......   96,000  1,000,000  102,550   90,149     -2.23          89.83
December 31, 1995.......  112,000  1,000,000  133,928  122,912      2.79          67.33
December 31, 1996.......  128,000  1,000,000  166,813  157,182      5.33          52.92
December 31, 1997.......  144,000  1,000,000  213,658  205,411      8.07          42.98
December 31, 1998.......  160,000  1,000,000  259,333  252,471      9.21          35.77
December 31, 1999.......  176,000  1,000,000  300,306  294,862      9.37          30.33

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Harris
   Oakmark Mid Cap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                                   APPENDIX C

                            LONG TERM MARKET TRENDS

The information below compares of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect policy charges.

The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.

Over the 55 20-year time periods beginning in 1926 and ending in 1999 (i.e., 1926-1945, 1927-1946, and so on through 1980-1999):

  -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 52 of the 55 periods.

  -- The average annual return of common stocks surpassed that of U.S.
     Treasury bills in each of the 55 periods.

  -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 55 periods.

Over the 45 30-year time periods beginning in 1926 and ending in 1999, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 45 periods.

From 1926 through 1999 the average annual return for common stocks was 11.3%, compared to 5.6% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
--------

* Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger
  G. Ibbotson and Rex Sinquefield.]

                             ---------------------

                   SUMMARY: HISTORIC S&P STOCK INDEX RESULTS
                          FOR SPECIFIC HOLDING PERIODS

The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 1999.

The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                             ---------------------

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                         GREATER
                                                    5.01-  10.01- 15.01-  THAN
   HOLDING                         NEGATIVE 0-5.00% 10.00% 15.00% 20.00% 20.00%
   PERIOD                           RETURN  RETURN  RETURN RETURN RETURN RETURN
   -------                         -------- ------- ------ ------ ------ -------
    1 year........................    27%       4%    11%     7%    11%     40%
    5 years.......................    10%      14%    14%    30%    19%     13%
   10 years.......................     3%      10%    33%    24%    28%      2%
   20 years.......................     0%       6%    31%    53%    10%      0%

--------

Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                             DOLLAR COST AVERAGING

Dollar cost averaging does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely--not guaranteed--that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Under dollar cost averaging, an investor does not invest more when the price of shares is high and less when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund you chose follows the historical upward market trends, the price at which you sell shares should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

You should consider your ability to continue on-going dollar cost averaging purchases so that you can take advantage of periods of low price levels if you are considering dollar cost averaging.

                                   APPENDIX D

                      USES OF SURVIVORSHIP LIFE INSURANCE

These are examples of ways the Policy can be used to address certain personal, estate and business planning objectives.

ESTATE TAX PAYMENT

Federal estate taxes may be deferred for a married couple until the second death. At that time, the estate tax liability may exceed 50% of a family's estate. Survivorship life is especially suited to fund for this liability at the second death.

EDUCATION AND SUPPORT OF CHILDREN

Often, parents will have enough insurance to provide for dependent children if one of the parents dies but not enough to provide for them if both parents die. Survivorship life can provide protection against extraordinary expenses if both parents die while the children are dependent.

CHARITABLE GIVING

You can use life insurance to facilitate charitable giving, and survivorship life is especially well suited for this purpose. Assets left to charity at death can be deductible from a decedent's taxable estate. An individual may be reluctant to give assets to charity if a surviving spouse may need support or if the individual wants the children to receive the value of those assets. Survivorship life can enable a client to defer the charitable gift until the spouse dies. At the spouse's death, assets that otherwise would be subject to estate tax can pass to charity. The policy's death benefit proceeds can pass directly to the children, free of income and estate taxes, at the same time that the assets in the spouse's estate pass to charity.

GIFTS TO GRANDCHILDREN

Grandparents can provide substantial gifts to grandchildren using survivorship life. For very large estates, survivorship life can take advantage of exceptions to the generation skipping tax to maximize the gifts grandchildren can receive.

BUSINESS USES

You can use survivorship life in business planning to provide benefits or funding for replacement of key people, for buy-sell agreements and the like. The policy can cover two owners, a parent and child active in the business, two related or unrelated key executives, an executive and the executive's spouse, etc. The policy can be used to accumulate cash to help fund a living buyout under a buy-sell agreement or a deferred compensation plan for executives or for directors.

Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                   APPENDIX E
                                TAX INFORMATION

The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

           COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                         OTHER RETIREMENT SAVINGS PLANS

                                         CASH-VALUE   NON-
                                            LIFE    QUALIFIED         QUALIFIED
                                         INSURANCE  ANNUITIES  IRA'S   PENSION
                                         ---------- --------- ------- ---------
   Annual Contribution Limits               No       No       Yes      Yes
   Income Eligibility Limits                No       No       Yes**    No
   Borrowing Treated as Distributions       No*      Yes      Loans    Yes,
                                                              not      beyond
                                                              allowed  $50,000
   Income Ordering Rules (Income in-        No*      Yes      Yes      Yes
    cluded in First Distribution)
   Early Withdrawal Penalties               No*      Yes***   Yes***   Yes***
   Minimum Distribution Rules by Age 70     No       No       Yes      Yes
    1/2
   Maximum Annual Distribution Rules        No       No       Yes      Yes
   Anti-discrimination Rules                No       No       No       Yes

--------
Department of the Treasury                                            March 1990
 Office of Tax Analysis
  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

  This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                   APPENDIX F

                         TAX LAW AND THE DEATH BENEFIT


In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value. These percentages are set forth below.

                                    TABLE I

     AGE OF YOUNGER                         AGE OF YOUNGER
   INSURED AT START OF    PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
     THE POLICY YEAR       CASH VALUE       THE POLICY YEAR      CASH VALUE
   -------------------    -------------   -------------------   -------------
   20 through 40               250                61                 128
        41                     243                62                 126
        42                     236                63                 124
        43                     229                64                 122
        44                     222                65                 120
        45                     215                66                 119
        46                     209                67                 118
        47                     203                68                 117
        48                     197                69                 116
        49                     191                70                 115
        50                     185                71                 113
        51                     178                72                 111
        52                     171                73                 109
        53                     164                74                 107
        54                     157           75 through 90           105
        55                     150                91                 104
        56                     146                92                 103
        57                     142                93                 102
        58                     138           94 through 99           101
        59                     134                100                100
        60                     130

                                   APPENDIX G
                       ENHANCED DEATH BENEFIT LIMITATIONS

As noted under "Policy Values and Benefits" in the Prospectus, the enhancement factor that applies to the Option A and B death benefits is subject to certain limits in order to contain cost of insurance charges against the Policy.

The maximum death benefit under Option A is the lesser of (i) the percent of the cash value at the age of the younger insured at the start of the Policy year as shown in Table II below and (ii) the cash value of the Policy times: the face amount divided by the Tabular Cash Value of the Policy at the start of the Policy month.

The maximum death benefit under Option B is the lesser of (i) the percent of the cash value at the age of the younger insured at the start of the Policy year as shown in Table II below and (ii) the cash value of the Policy times: the sum of the face amount plus the Tabular Cash Value, divided by the Tabular Cash Value.

In no event will the death benefit be less than the amount required to satisfy tax law requirements.

The Tabular Cash Value at the start of each Policy month assumes: the Guaranteed Death Benefit 1 Premium, as shown in the Policy, is paid on the first day of each Policy year; maximum charges are charged; and the Actual Investment Return is equivalent to an annual rate of 4% in all policy years.

                             ---------------------

                                    TABLE II

        AGE                 PERCENT                          AGE                          PERCENT
        ---                 -------                          ---                          -------
   20 through 40            362.50                           63                           179.80
        41                  352.35                           64                           176.90
        42                  342.20                           65                           174.00
        43                  332.05                           66                           172.55
        44                  321.90                           67                           171.10
        45                  311.75                           68                           169.65
        46                  303.05                           69                           168.20
        47                  294.35                           70                           166.75
        48                  285.65                           71                           163.85
        49                  276.95                           72                           160.95
        50                  268.25                           73                           158.05
        51                  258.10                           74                           155.15
        52                  247.95                      75 through 90                     152.25
        53                  237.80                           91                           150.80
        54                  227.65                           92                           144.20
        55                  217.50                           93                           137.70
        56                  211.70                           94                           131.30
        57                  205.90                           95                           126.25
        58                  200.10                           96                           121.20
        59                  194.30                           97                           116.15
        60                  188.50                           98                           111.10
        61                  185.60                           99                           106.05
        62                  182.70                           100                          100.00

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

REPORT OF INDEPENDENT AUDITORS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of the following Sub-
Accounts: Capital Growth, Bond Income, Money Market, Stock Index, Managed, Midcap Value (formerly Avanti Growth), Growth and Income (formerly Value Growth), Small Cap, U.S. Government, Balanced, Equity Growth, International Magnum Equity (formerly International Equity), Venture Value, Bond Opportunities, Investors, Research Managers, Equity-Income, Overseas, High Income and Asset Manager) of New England Life Insurance Company (the "Company") as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1999, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 2000

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

ASSETS
Investments in New England Zenith Fund,
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 value (Note 2)..........................
                   SHARES        COST
                  --------- --------------
Capital Growth
 Series.........  2,831,583 $1,086,202,933
Back Bay
 Advisors Bond
 Income Series..    738,049     79,337,797
Back Bay
 Advisors Money
 Market Series..  1,481,735    148,173,522
Westpeak Stock
 Index Series...    796,217    120,113,367
Back Bay
 Advisors
 Managed Series.    356,133     60,490,121
Goldman Sachs
 Midcap Value
 Series.........    303,945     41,326,387
Westpeak Growth
 and Income
 Series.........    476,840     86,077,139
Loomis Sayles
 Small Cap
 Series.........    494,133     72,214,392
Salomon Brothers
 U.S. Government
 Series.........     72,858        844,414
Loomis Sayles
 Balanced
 Series.........  1,214,912     18,213,928
Alger Equity
 Growth Series..  7,670,932    172,788,088
Morgan Stanley
 International
 Magnum Equity
 Series.........  1,284,810     14,534,170
Davis Venture
 Value Series...  6,183,625    126,513,387
Salomon Brothers
 Bond
 Opportunities
 Series.........    104,337      1,267,848
MFS Investors
 Series.........     77,411        773,570
MFS Research
 Managers
 Series.........     78,902        806,954
VIP Equity-
 Income
 Portfolio......  6,551,702    126,034,149
VIP Overseas
 Portfolio......  5,064,896     87,116,523
VIP High Income
 Portfolio......  1,322,300     15,875,113
VIP II Asset
 Manager
 Portfolio......    707,988     11,460,518
                            --------------
Total...........            $2,270,164,320
                            ==============
Amount due and accrued (payable) from
 policy-related transactions, net........
Dividends receivable.....................
  Total Assets
LIABILITIES
Due to New England Life Insurance
 Company.................................
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES................................
                                                                                               NEW ENGLAND ZENITH FUND
                  ------------------------------------------------------------------------------------------------------
                                                                                                   GROWTH
                     CAPITAL         BOND        MONEY        STOCK                    MIDCAP        AND        SMALL
                      GROWTH        INCOME       MARKET       INDEX       MANAGED       VALUE      INCOME        CAP
                       SUB-          SUB-         SUB-         SUB-        SUB-         SUB-        SUB-        SUB-
                     ACCOUNT        ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
ASSETS
Investments in New England Zenith Fund,
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 value (Note 2).. $1,230,974,235  $74,838,213 $148,173,522 $183,798,637 $70,090,490  $36,996,243 $94,643,283 $99,681,359
Capital Growth
 Series.........
Back Bay
 Advisors Bond
 Income Series..
Back Bay
 Advisors Money
 Market Series..
Westpeak Stock
 Index Series...
Back Bay
 Advisors
 Managed Series.
Goldman Sachs
 Midcap Value
 Series.........
Westpeak Growth
 and Income
 Series.........
Loomis Sayles
 Small Cap
 Series.........
Salomon Brothers
 U.S. Government
 Series.........
Loomis Sayles
 Balanced
 Series.........
Alger Equity
 Growth Series..
Morgan Stanley
 International
 Magnum Equity
 Series.........
Davis Venture
 Value Series...
Salomon Brothers
 Bond
 Opportunities
 Series.........
MFS Investors
 Series.........
MFS Research
 Managers
 Series.........
VIP Equity-
 Income
 Portfolio......
VIP Overseas
 Portfolio......
VIP High Income
 Portfolio......
VIP II Asset
 Manager
 Portfolio......
Total...........
Amount due and accrued (payable) from
 policy-related transactions,
 net...............     (136,071)      21,370      560,723       49,113     (11,519)      39,928       7,685      84,454
Dividends receivable..        --           --           --           --          --           --          --          --
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
  Total Assets     1,230,838,164   74,859,583  148,734,245  183,847,750  70,078,971   37,036,171  94,650,968  99,765,813
LIABILITIES
Due to New England Life Insurance
 Company...........   84,134,782    6,819,176   11,964,362   19,325,681   5,908,740    3,542,818   9,540,656  10,713,149
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.......   $1,146,703,382 $68,040,407 $136,769,883 $164,522,069 $64,170,231  $33,493,353 $85,110,312 $89,052,664
                  =============== =========== ============ ============ ============ =========== =========== ===========

                       See Notes to Financial Statements

-------------------------------------------------------------------------------------------------
                                     INTERNATIONAL
   U.S.                    EQUITY       MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH       EQUITY        VALUE     OPPORTUNITIES INVESTORS  MANAGERS
   SUB-        SUB-         SUB-         SUB-          SUB-         SUB-        SUB-       SUB-
 ACCOUNT      ACCOUNT     ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT   ACCOUNT
----------  ----------- ------------ ------------- ------------ ------------- ---------  --------
 $787,592   $16,826,533 $225,065,146  $18,180,067  $164,917,275  $1,113,279   $794,240   $945,245
   10,965       157,461      236,677       96,973       124,826       5,544     (2,239)    (2,139)
       --            --           --           --            --          --         --         --
 --------   ----------- ------------  -----------  ------------  ----------   --------   --------
  798,557    16,983,994  225,301,823   18,277,040   165,042,101   1,118,823    792,001    943,106
   41,247     1,694,626   26,656,245    2,058,494    18,572,069      57,789     99,163    154,903
 --------   ----------- ------------  -----------  ------------  ----------   --------   --------
 $757,310   $15,289,368 $198,645,578  $16,218,546  $146,470,032  $1,061,034   $692,838   $788,203
 ========   =========== ============  ===========  ============  ==========   ========   ========
                                        VARIABLE
                                        INSURANCE
         VARIABLE INSURANCE             PRODUCTS
            PRODUCTS FUND                FUND II
-----------------------------------------------------------------
  EQUITY-                     HIGH        ASSET
   INCOME       OVERSEAS     INCOME      MANAGER
    SUB-          SUB-        SUB-        SUB-
  ACCOUNT       ACCOUNT      ACCOUNT     ACCOUNT       TOTAL
------------- ------------ ----------- ----------- --------------
$168,444,262  $138,980,751 $14,955,213 $13,218,146 $2,703,423,731
      (5,066)      101,197       2,344         592      1,342,818
          --            --          --          --             --
------------- ------------ ----------- ----------- --------------
 168,439,196   139,081,948  14,957,557  13,218,738  2,704,766,549
  16,380,286    12,743,559   1,476,634   1,448,557    233,332,936
------------- ------------ ----------- ----------- --------------
$152,058,910  $126,338,389 $13,480,923 $11,770,181 $2,471,433,613
============= ============ =========== =========== ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                                               NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND       MONEY       STOCK                   MIDCAP        AND         SMALL
                             GROWTH       INCOME      MARKET      INDEX      MANAGED      VALUE       INCOME         CAP
                              SUB-         SUB-        SUB-       SUB-         SUB-        SUB-        SUB-         SUB-
                            ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
INCOME
 Dividends..............  $239,049,928  $5,475,221  $5,083,165 $ 4,154,533  $9,783,326  $  459,624  $12,174,462  $   260,319
EXPENSE
 Mortality and expense
 risk charge (Note 3)...     6,723,595     471,818     638,578   1,013,735     421,255     330,436      578,297      538,571
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net investment income
 (loss).................   232,326,333   5,003,403   4,444,587   3,140,798   9,362,071     129,188   11,596,165     (278,252)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of period...   215,969,495   1,209,273          --  39,965,167  13,285,666  (3,807,527)  13,616,695    3,516,783
  End of period.........   144,771,302  (4,499,584)         --  63,685,270   9,600,369  (4,330,144)   8,566,144   27,466,967
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net change in
 unrealized appreciation
 (depreciation).........   (71,198,193) (5,708,857)         --  23,720,103  (3,685,297)   (522,617)  (5,050,551)  23,950,184
 Net realized gain
 (loss) on investments..      (572,298)      1,487          --     (52,322)    (65,614)     (9,202)     (33,403)       2,146
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net realized and
 unrealized gain (loss)
 on investments.........   (71,770,491) (5,707,370)         --  23,667,781  (3,750,911)   (531,819)  (5,083,954)  23,952,330
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $160,555,842  $ (703,967) $4,444,587 $26,808,579  $5,611,160  $ (402,631) $ 6,512,211  $23,674,078
                          ============  ==========  ========== ===========  ==========  ==========  ===========  ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-        SUB-         SUB-          SUB-         SUB-          SUB-         SUB-      SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT
----------  -----------  -----------  ------------- -----------  ------------- ---------- ---------
 $ 46,383   $   998,875  $26,651,028   $   60,426   $ 3,101,039    $ 90,809     $ 1,921   $     --
   10,668       126,629    1,069,420      119,372       961,922      24,177         533      1,540
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
   35,715       872,246   25,581,608      (58,946)    2,139,117      66,632       1,388     (1,540)
   15,209     1,036,991   30,707,168      194,954    20,008,648     (46,594)         --         --
  (56,822)   (1,387,395)  52,277,058    3,645,897    38,403,888    (154,569)     20,670    138,291
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (72,031)   (2,424,386)  21,569,890    3,450,943    18,395,240    (107,975)     20,670    138,291
   (1,634)      (14,874)    (116,438)      (4,634)      (47,139)      1,097       8,670    (34,566)
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (73,665)   (2,439,260)  21,453,452    3,446,309    18,348,101    (106,878)     29,340    103,725
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
 $(37,950)  $(1,567,014) $47,035,060   $3,387,363   $20,487,218    $(40,246)    $30,728   $102,185
 ========   ===========  ===========   ==========   ===========    ========     =======   ========
                                       VARIABLE
                                      INSURANCE
          VARIABLE INSURANCE           PRODUCTS
            PRODUCTS FUND              FUND II
---------------------------------------------------------------------------------------------------
  EQUITY-                    HIGH       ASSET
  INCOME      OVERSEAS      INCOME     MANAGER
   SUB-         SUB-         SUB-        SUB-
  ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT       TOTAL
------------ ------------ ----------- ----------- -------------
$ 7,478,140  $ 3,746,050  $1,147,254  $  713,060  $320,475,563
  1,005,310      681,381      87,077      74,260    14,878,574
------------ ------------ ----------- ----------- -------------
  6,472,830    3,064,669   1,060,177     638,800   305,596,989
 39,593,709   14,768,529    (611,552)  1,247,559   390,670,173
 42,410,113   51,864,228    (919,900)  1,757,628   433,259,411
------------ ------------ ----------- ----------- -------------
  2,816,404   37,095,699    (308,348)    510,069    42,589,238
   (592,373)    (370,244)     48,706      (3,669)   (1,856,304)
------------ ------------ ----------- ----------- -------------
  2,224,031   36,725,455    (259,642)    506,400    40,732,934
------------ ------------ ----------- ----------- -------------
$ 8,696,861  $39,790,124  $  800,535  $1,145,200  $346,329,923
============ ============ =========== =========== =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL       BOND      MONEY       STOCK                   MIDCAP         AND
                             GROWTH      INCOME     MARKET      INDEX      MANAGED      VALUE        INCOME
                              SUB-        SUB-       SUB-       SUB-        SUB-         SUB-         SUB-
                            ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT       ACCOUNT
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
INCOME
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========

                       See Notes to Financial Statements

                                                                                                VARIABLE INSURANCE
                                                                                                  PRODUCTS FUND
--------------------------------------------------------------------------------------- ----------------------------------
                                                INTERNATIONAL
   SMALL         U.S.                 EQUITY       MAGNUM       VENTURE       BOND        EQUITY-                 HIGH
    CAP       GOVERNMENT  BALANCED    GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS    INCOME
   SUB-          SUB-       SUB-       SUB-         SUB-         SUB-         SUB-         SUB-        SUB-       SUB-
  ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
-------------------------------------------------------------------------
  ASSET
 MANAGER
   SUB-
 ACCOUNT      TOTAL
---------- ------------
$  835,511 $187,037,382
    50,140   10,697,110
---------- ------------
   785,371  176,340,272
   971,097  203,203,584
 1,247,559  390,670,172
---------- ------------
   276,461  187,466,588
     4,137    7,251,049
---------- ------------
   280,598  194,717,637
---------- ------------
$1,065,969 $371,057,909
=======    ========== ===========   =========   ===========   ========    =========== ========== ===========
========== ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                  NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------
                                                                                                  GROWTH
                            CAPITAL        BOND      MONEY       STOCK                 MIDCAP      AND
                             GROWTH       INCOME     MARKET      INDEX     MANAGED     VALUE      INCOME
                              SUB-         SUB-       SUB-       SUB-        SUB-       SUB-       SUB-
                            ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
INCOME
 Dividends..............  $184,229,729  $3,419,409 $1,852,865 $ 1,082,727 $5,025,764 $2,781,138 $3,928,553
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     4,170,905     253,374    241,048     333,771    229,423    207,451    190,264
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net investment income
  (loss)................   180,058,824   3,166,035  1,611,817     748,956  4,796,341  2,573,687  3,738,289
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......   138,009,405      40,519         --   7,633,013  6,137,629  4,823,316  3,107,090
 End of year............    91,366,363     892,059         --  19,889,059  9,447,437  6,964,381  6,858,664
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   (46,643,042)    851,540         --  12,256,046  3,309,808  2,141,065  3,751,574
 Net realized gain on
  investments...........     1,699,829      15,488         --      35,165    242,079     87,159     17,721
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........   (44,943,213)    867,028         --  12,291,211  3,551,887  2,228,224  3,769,295
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $135,115,611  $4,033,063 $1,611,817 $13,040,167 $8,348,228 $4,801,911 $7,507,584
                          ============  ========== ========== =========== ========== ========== ==========

                       See Notes to Financial Statements

                                                                                                                   VARIABLE
                                                                                                                   INSURANCE
                                                                                         VARIABLE INSURANCE        PRODUCTS
                                                                                            PRODUCTS FUND           FUND II
---------------------------------------------------------------------------------- ------------------------------- ---------
                                           INTERNATIONAL
  SMALL        U.S.               EQUITY      MAGNUM       VENTURE       BOND        EQUITY-                HIGH     ASSET
   CAP      GOVERNMENT BALANCED   GROWTH      EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS   INCOME   MANAGER
   SUB-        SUB-      SUB-      SUB-        SUB-         SUB-         SUB-         SUB-        SUB-      SUB-     SUB-
 ACCOUNT     ACCOUNT   ACCOUNT   ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT
----------  ---------- -------- ---------- ------------- ----------- ------------- ----------- ---------- -------- ---------
$6,279,206    $9,089   $438,430 $4,721,050   $ 209,389   $ 1,822,395    $43,914    $ 8,872,794 $5,434,055 $393,295 $528,401
   275,141     2,290     50,941    265,599      51,702       276,055      9,400        676,059    447,597   41,502   33,135
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 6,004,065     6,799    387,489  4,455,451     157,687     1,546,340     34,514      8,196,735  4,986,458  351,793  495,266
 3,059,565      (819)   236,625  2,084,389     136,191     2,398,023     (1,153)    16,409,989  9,502,216  362,600  547,647
 5,422,058    (1,916)   642,612  5,391,267    (155,006)   10,716,783     (2,256)    32,699,163 11,137,299  964,520  971,097
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 2,362,493    (1,097)   405,987  3,306,878    (291,197)    8,318,760     (1,103)    16,289,174  1,635,083  601,920  423,450
    20,956         1     55,231     75,802       8,303        21,718        201        126,489     67,905   12,234    5,368
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 2,383,449    (1,096)   461,218  3,382,680    (282,894)    8,340,478       (902)    16,415,663  1,702,988  614,154  428,818
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
$8,387,514    $5,703   $848,707 $7,838,131   $(125,207)  $ 9,886,818    $33,612    $24,612,398 $6,689,446 $965,947 $924,084
==========    ======   ======== ==========   =========   ===========    =======    =========== ========== ======== ========
----------------------------------------------------------------------------------



   TOTAL
------------
$231,072,203
   7,755,657
------------
 223,316,546
 194,486,245
 203,203,584
------------
   8,717,339
   2,491,649
------------
  11,208,988
------------
$234,525,534
============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                        CAPITAL         BOND          MONEY         STOCK                     MIDCAP
                         GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE
                          SUB-          SUB-          SUB-           SUB-         SUB-         SUB-
                        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
                     --------------  -----------  -------------  ------------  -----------  -----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $  232,326,333  $ 5,003,403  $   4,444,587  $  3,140,798  $ 9,362,071  $   129,188
 Net realized and
  unrealized gain
  (loss) on
  investments.....      (71,770,491)  (5,707,370)            --    23,667,781   (3,750,911)    (531,819)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      160,555,842     (703,967)     4,444,587    26,808,579    5,611,160     (402,631)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............      142,211,177   13,805,688    214,469,972    29,988,746   10,115,433    7,098,841
 Net transfers
  (to) from other
  sub-accounts....       (3,426,057)   5,993,183   (132,180,032)   28,975,401    3,130,211   (1,928,318)
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........     (127,342,172)  (8,870,541)   (35,295,568)  (21,960,448)  (7,936,560)  (3,985,601)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...       11,442,948   10,928,330     46,994,372    37,003,699    5,309,084    1,184,922
                     --------------  -----------  -------------  ------------  -----------  -----------
 Net increase
  (decrease) in
  net assets......      171,998,790   10,224,363     51,438,959    63,812,278   10,920,244      782,291
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........      974,704,592   57,816,044     85,330,924   100,709,791   53,249,987   32,711,062
                     --------------  -----------  -------------  ------------  -----------  -----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $1,146,703,382  $68,040,407  $ 136,769,883  $164,522,069  $64,170,231  $33,493,353
                     ==============  ===========  =============  ============  ===========  ===========
                            NEW ENGLAND ZENITH FUND
                     --------------------------------------
                        GROWTH
                         AND          SMALL         U.S.
                        INCOME         CAP       GOVERNMENT
                         SUB-          SUB-         SUB-
                       ACCOUNT       ACCOUNT      ACCOUNT
                     ------------- ------------- ----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $ 11,596,165  $   (278,252)  $ 35,715
 Net realized and
  unrealized gain
  (loss) on
  investments.....     (5,083,954)   23,952,330    (73,665)
                     ------------- ------------- ----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      6,512,211    23,674,078    (37,950)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............     15,769,644    16,994,060         --
 Net transfers
  (to) from other
  sub-accounts....     14,513,514    (3,433,209)    79,255
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........    (10,636,850)  (11,981,152)    24,393
                     ------------- ------------- ----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...     19,646,308     1,579,699    103,648
                     ------------- ------------- ----------
 Net increase
  (decrease) in
  net assets......     26,158,519    25,253,777     65,698
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........     58,951,793    63,798,887    691,612
                     ------------- ------------- ----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $ 85,110,312  $ 89,052,664   $757,310
                     ============= ============= ==========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------------------
                           INTERNATIONAL
                EQUITY        MAGNUM       VENTURE         BOND                 RESEARCH
 BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-          SUB-          SUB-          SUB-          SUB-         SUB-      SUB-
  ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT     ACCOUNT    ACCOUNT
-----------  ------------  ------------- ------------  ------------- ---------- ---------
$   872,246  $ 25,581,608   $   (58,946) $  2,139,117   $   66,632    $  1,388  $ (1,540)
 (2,439,260)   21,453,452     3,446,309    18,348,101     (106,878)     29,340   103,725
-----------  ------------   -----------  ------------   ----------    --------  --------
 (1,567,014)   47,035,060     3,387,363    20,487,218      (40,246)     30,728   102,185
  4,093,455    31,646,457     3,430,299    32,031,496           --      75,935    86,667
  1,865,860    59,949,102     1,463,742    22,546,367        1,100     684,756   763,549
 (1,579,581)  (30,858,890)   (2,381,414)  (23,867,517)       9,526     (98,581) (164,198)
-----------  ------------   -----------  ------------   ----------    --------  --------
  4,379,734    60,736,669     2,512,627    30,710,346       10,626     662,110   686,018
-----------  ------------   -----------  ------------   ----------    --------  --------
  2,812,720   107,771,729     5,899,990    51,197,564      (29,620)    692,838   788,203
 12,476,648    90,873,849    10,318,556    95,272,468    1,090,654          --        --
-----------  ------------   -----------  ------------   ----------    --------  --------
$15,289,368  $198,645,578   $16,218,546  $146,470,032   $1,061,034    $692,838  $788,203
===========  ============   ===========  ============   ==========    ========  ========
                                           VARIABLE
                                          INSURANCE
    VARIABLE INSURANCE                     PRODUCTS
      PRODUCTS FUND                        FUND II
-----------------------------------------------------------------------------------------
  EQUITY-                      HIGH         ASSET
   INCOME       OVERSEAS      INCOME       MANAGER
    SUB-          SUB-         SUB-         SUB-
  ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT        TOTAL
------------- ------------- ------------ ------------ ---------------
$  6,472,830  $  3,064,669  $ 1,060,177  $   638,800  $  305,596,989
   2,224,031    36,725,455     (259,642)     506,400      40,732,934
------------- ------------- ------------ ------------ ---------------
   8,696,861    39,790,124      800,535    1,145,200     346,329,923
  26,649,674    17,254,614    3,727,099    2,393,210     571,842,467
  (2,823,843)    1,086,949    1,354,057    1,384,413              --
 (19,017,183)  (16,067,097)  (2,389,723)  (1,339,833)   (325,738,990)
------------- ------------- ------------ ------------ ---------------
   4,808,648     2,274,466    2,691,433    2,437,790     246,103,477
------------- ------------- ------------ ------------ ---------------
  13,505,509    42,064,590    3,491,968    3,582,990     592,433,400
 138,553,401    84,273,799    9,988,955    8,187,191   1,879,000,213
------------- ------------- ------------ ------------ ---------------
$152,058,910  $126,338,389  $13,480,923  $11,770,181  $2,471,433,613
============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                 NEW ENGLAND ZENITH FUND
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         GROWTH
                      CAPITAL        BOND          MONEY         STOCK                      MIDCAP         AND         SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE        INCOME         CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-          SUB-         SUB-         SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-accounts...     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

                                                                                            VARIABLE INSURANCE
                                                                                               PRODUCTS FUND
 -------------------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL
    U.S.                      EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                      HIGH
 GOVERNMENT    BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME       OVERSEAS      INCOME
    SUB-         SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-         SUB-
  ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
 ----------   -----------  ------------  ------------- ------------  ------------- ------------  ------------  -----------
 $  34,649    $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920   $  7,186,371  $  5,543,453  $   996,739
    17,136        401,219    25,372,043       355,856     9,314,386      (43,844)     7,455,548     3,964,503   (1,555,159)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
    51,785        955,409    28,518,286       558,517    11,714,181       47,076     14,641,919     9,507,956     (558,420)
        --      3,185,034    18,566,913     3,131,225    24,165,947           --     26,170,240    17,386,996    2,434,923
   590,096      3,794,185    16,305,214       999,735    23,584,994      612,788      8,474,098       342,473    2,823,884
  (111,452)    (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)   (18,064,178)  (10,788,946)  (1,891,706)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   478,644      4,645,991    20,418,503     2,627,002    32,141,554      455,841     16,580,160     6,940,523    3,367,101
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   530,429      5,601,400    48,936,789     3,185,519    43,855,735      502,917     31,222,080    16,448,479    2,808,682
   161,183      6,875,248    41,937,060     7,133,037    51,416,733      587,737    107,331,321    67,825,320    7,180,273
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
 $ 691,612    $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654   $138,553,401  $ 84,273,799  $ 9,988,955
 =========    ===========  ============   ===========  ============   ==========   ============  ============  ===========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
----------------------------------------------------------------------------------
   ASSET
  MANAGER
   SUB-
  ACCOUNT        TOTAL
------------ ---------------
$   785,371  $  176,340,272
    280,598     194,717,637
------------ ---------------
  1,065,969     371,057,909
  1,626,307     516,501,076
  1,297,121              --
 (1,251,084)   (277,154,223)
------------ ---------------
  1,672,344     239,346,853
------------ ---------------
  2,738,313     610,404,762
  5,448,878   1,268,595,450
------------ ---------------
$ 8,187,191  $1,879,000,212
============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------------
                      CAPITAL        BOND          MONEY         STOCK                     MIDCAP                     SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE     GROWTH AND       CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-         SUB-      INCOME SUB-     SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 180,058,824  $ 3,166,035  $   1,611,817  $    748,956  $ 4,796,341  $ 2,573,687  $ 3,738,289  $ 6,004,065
 Net realized and
  unrealized gain
  (loss) on
  investments....    (44,943,213)     867,028             --    12,291,211    3,551,887    2,228,224    3,769,295    2,383,449
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....    135,115,611    4,033,063      1,611,817    13,040,167    8,348,228    4,801,911    7,507,584    8,387,514
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    115,563,292    9,916,442    112,790,933    11,030,326    6,066,893    8,052,822    6,483,236   12,931,007
 Net transfers
  (to) from other
  sub-
  accounts.......     19,184,703    2,250,884   (100,492,346)   13,670,086    2,168,458      728,467    6,112,407   13,551,252
 Net transfers to
  New England
  Life Insurance
  Company........   (103,221,618)  (7,435,545)   (10,617,259)  (11,516,905)  (6,628,199)  (5,007,957)  (5,507,253)  (8,882,069)
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets
  resulting from
  policy related
  transactions...     31,526,377    4,731,781      1,681,328    13,183,507    1,607,152    3,773,332    7,088,390   17,600,190
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets.....    166,641,988    8,764,844      3,293,145    26,223,674    9,955,380    8,575,243   14,595,974   25,987,704
NET ASSETS, AT
 BEGINNING OF THE
 YEAR............    524,999,620   32,750,856     29,812,279    31,327,162   28,585,004   22,491,360   17,171,696   21,522,731
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT
 END OF THE YEAR.  $ 691,641,608  $41,515,700  $  33,105,424  $ 57,550,836  $38,540,384  $31,066,603  $31,767,670  $47,510,435
                   =============  ===========  =============  ============  ===========  ===========  ===========  ===========

                       See Notes to Financial Statements

                                                                                         VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- --------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                     HIGH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME      OVERSEAS      INCOME
   SUB-        SUB-         SUB-          SUB-          SUB-          SUB-          SUB-         SUB-         SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
----------  -----------  -----------  ------------- ------------  ------------- ------------  -----------  -----------
 $  6,799   $   387,489  $ 4,455,451   $   157,687  $  1,546,340    $ 34,514    $  8,196,735  $ 4,986,458  $   351,793
   (1,096)      461,218    3,382,680      (282,894)    8,340,478        (902)     16,415,663    1,702,988      614,154
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
    5,703       848,707    7,838,131      (125,207)    9,886,818      33,612      24,612,398    6,689,446      965,947
       --     2,146,406   14,606,449     3,056,999    13,157,429          --      23,866,781   17,551,475    2,042,291
  118,925     2,461,028    6,194,266     1,537,466    22,596,463     563,357       5,377,892    1,724,137    1,829,771
   (9,482)   (1,814,302)  (8,772,068)   (1,574,196)  (10,885,947)    (36,000)    (18,885,322)  (9,549,079)  (1,756,377)
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  109,443     2,793,132   12,028,647     3,020,269    24,867,945     527,357      10,359,351    9,726,533    2,115,685
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  115,146     3,641,839   19,866,778     2,895,062    34,754,763     560,969      34,971,749   16,415,979    3,081,632
   46,037     3,233,409   22,070,282     4,237,975    16,661,970      26,768      72,359,572   51,409,341    4,098,641
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
 $161,183   $ 6,875,248  $41,937,060   $ 7,133,037  $ 51,416,733    $587,737    $107,331,321  $67,825,320  $ 7,180,273
 ========   ===========  ===========   ===========  ============    ========    ============  ===========  ===========
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
-------------------------------------------------------------------------------
  ASSET
 MANAGER
   SUB-
 ACCOUNT        TOTAL
----------- ---------------
$  495,266  $  223,316,546
   428,818      11,208,988
----------- ---------------
   924,084     234,525,534
 1,403,144     360,665,925
   422,784              --
  (881,229)   (212,980,807)
----------- ---------------
   944,699     147,685,118
----------- ---------------
 1,868,783     382,210,652
 3,580,095     886,384,798
----------- ---------------
$5,448,878  $1,268,595,450
=========== ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has twenty investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the twenty Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" , "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% and .75% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% and .60% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") and flexible premium ("Zenith Executive Advantage Plus") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90% and a maximum annual rate of .75%, respectively

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, Inc. (formerly, TNE Advisers, Inc.), which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

         SERIES                           ADVISER                             SUB-ADVISER
         ------           --------------------------------------- ------------------------------------
Capital Growth..........  CGM*                                                     --
Back Bay Advisors Money
 Market.................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Back Bay Advisors Bond
 Income.................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Back Bay Advisors
 Managed................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Westpeak Stock Index....  New England Investment Management, Inc. Westpeak Investment Advisors, L.P. *
Westpeak Growth and
 Income.................  New England Investment Management, Inc. Westpeak Investment Advisors, L.P. *
Goldman Sachs Midcap
 Value..................  New England Investment Management, Inc. Goldman Sachs Asset Management
Loomis Sayles Small Cap.  New England Investment Management, Inc. Loomis, Sayles & Company, L.P. *
Loomis Sayles Balanced..  New England Investment Management, Inc. Loomis, Sayles & Company, L.P. *
Morgan Stanley
 International Magnum     New England Investment Management, Inc. Morgan Stanley Dean Witter
 Equity.................                                          Investment Management Inc.
Davis Venture Value.....  New England Investment Management, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth.....  New England Investment Management, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S.     New England Investment Management, Inc. Salomon Brothers Asset
 Government.............                                          Management Inc
Salomon Brothers
 Strategic Bond
 Opportunities..........  New England Investment Management, Inc. Salomon Brothers Asset
                                                                  Management Inc
MFS Investors...........  New England Investment Management, Inc. Massachusetts Financial
                                                                  Services Company
MFS Research Managers...  New England Investment Management, Inc. Massachusetts Financial
                                                                  Services Company

*An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and Morgan Stanley Dean Witter Investment Management Inc. became the sub-adviser of the Series, succeeding Draycott Partners, Ltd.

Effective May 1, 1998 Goldman Sachs Asset Management ("Goldman Sachs") became the sub-adviser of the Loomis Sayles Avanti Growth Series, succeeding Loomis Sayles & Company, L.P., and the name of the Series was changed to the "Goldman Sachs Midcap Value Series". Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1999:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth Series.............................  $242,198,370 $241,707,039
   Back Bay Advisors Money Market Series.............   327,644,952  277,923,925
   Back Bay Advisors Bond Income Series..............    36,178,905   24,991,981
   Back Bay Advisors Managed Series..................    24,394,855   18,680,924
   Westpeak Stock Index Series.......................    81,767,015   38,818,677
   Westpeak Growth and Income Series.................    43,834,304   22,733,178
   Goldman Sachs Midcap Value Series.................    14,632,125   14,003,124
   Loomis Sayles Small Cap Series....................    32,520,472   28,114,874
   Loomis Sayles Balanced Series.....................    11,121,785    7,665,490
   Morgan Stanley International Magnum Equity Series.     8,500,269    5,336,590
   Davis Venture Value Series........................    74,752,030   39,161,371
   Alger Equity Growth Series........................   112,530,144   37,977,904
   Salomon Bothers U.S. Government Series............       728,153      711,346
   Salomon Bothers Strategic Bond Opportunities
    Series...........................................       504,155      619,331
   MFS Investors Series *............................       853,017       92,276
   MFS Research Managers Series *....................       869,163       29,781
   VIP Equity-Income Portfolio.......................    48,322,887   44,032,962
   VIP Overseas Portfolio............................    36,474,794   30,947,930
   VIP High Income Portfolio.........................    10,500,033    7,853,618
   VIP II Asset Manager Portfolio....................     6,412,123    3,587,782

*For the period April 30, 1999 (Commencement of Operations) to December 31,
1999.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, and Zenith Executive Advantage Plus, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %   15.30 %
Bond Income.............   7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %   (0.81)%
Money Market............   7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %    4.60 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %   19.96 %
Managed.................   2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %    9.59 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%    0.00 %
Growth and Income..................................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %    8.97 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %    5.96 %
Overseas...........................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %   42.13 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%   31.29 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%    7.78 %
Asset Manager...............................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %   10.70 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.84%   12.78%   25.19 %   47.27 %   33.66 %
Balanced.............................................................     13.75%   16.50%   15.77 %    8.73 %   (5.39)%
International Magnum Equity..........................................      3.85%    6.30%   (1.64)%    6.90 %   24.18 %
Venture Value........................................................     21.64%   25.40%   33.03 %   14.02 %   17.11 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.61 %
Research Managers........................................................................................       19.52 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %   15.18 %
Bond Income.............   7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %   (0.91)%
Money Market............   7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %    4.49 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %   19.84 %
Managed.................   2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %    9.48 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%   (0.10)%
Growth and Income..................................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %    8.86 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity Income......................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %    5.85 %
Overseas...........................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %   41.99 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%   31.16 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%    7.67 %
Asset Manager...............................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %   10.59 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.76%   12.66%   25.06 %   47.12 %   33.53 %
Balanced.............................................................     13.67%   16.39%   15.66 %    8.62 %   (5.49)%
International Magnum Equity..........................................      3.79%    6.19%   (1.74)%    6.79 %   24.05 %
Venture Value........................................................     21.56%   25.27%   32.90 %   13.90 %   16.99 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.54 %
Research Managers........................................................................................       19.44 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %   15.01 %
Bond Income.............   7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %   (1.06)%
Money Market............   7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %    4.34 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %   19.66 %
Managed.................   2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %    9.31 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%   (0.25)%
Growth and Income..................................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %    8.70 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %    5.69 %
Overseas...........................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %   41.77 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%   30.96 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%    7.51 %
Asset Manager...............................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %   10.43 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.64%   12.49%   24.88 %   46.90 %   33.33 %
Balanced.............................................................     13.56%   16.21%   15.48 %    8.46 %   (5.63)%
International Magnum Equity..........................................      3.68%    6.03%   (1.89)%    6.63 %   23.87 %
Venture Value........................................................     21.44%   25.08%   32.70 %   13.73 %   16.81 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.44 %
Research Managers........................................................................................       19.32 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %   14.67 %
Bond Income.............   7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %   (1.36)%
Money Market............   7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %    4.03 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %   19.30 %
Managed.................   2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %    8.98 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%   (0.55)%
Growth and Income..................................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %    8.37 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %    5.38 %
Overseas...........................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %   41.35 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%   30.57 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%    7.19 %
Asset Manager...............................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %   10.10 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.39%   12.15%   24.50 %   46.46 %   32.93 %
Balanced.............................................................     13.33%   15.86%   15.14 %    8.13 %   (5.91)%
International Magnum Equity..........................................      3.48%    5.71%   (2.18)%    6.31 %   23.50 %
Venture Value........................................................     21.20%   24.71%   32.30 %   13.39 %   16.47 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.23 %
Research Managers........................................................................................       19.08 %

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES


                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %   14.84 %
Bond Income.............   7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %   (1.21)%
Money Market............   7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %    4.18 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %   19.48 %
Managed.................   2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %    9.15 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%   (0.40)%
Growth and Income..................................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %    8.53 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %    5.54 %
Overseas...........................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %   41.56 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%   30.77 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%    7.35 %
Asset Manager...............................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %   10.26 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.51%   12.32%   24.69 %   46.68 %   33.13 %
Balanced.............................................................     13.44%   16.03%   15.31 %    8.29 %   (5.77)%
International Magnum Equity..........................................      3.58%    5.87%   (2.04)%    6.47 %   23.68 %
Venture Value........................................................     21.32%   24.89%   32.50 %   13.56 %   16.64 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.34 %
Research Managers........................................................................................       19.20 %

* Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %   15.70 %
Bond Income.............   8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%
Money Market............   8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %
Managed.................   3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %
Growth and Income..................................    14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %    6.33 %
Overseas...........................................    14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %   42.63 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................     (.37)%   20.79%   13.75%   17.67 %   (4.33)%    8.15 %
Asset Manager...............................................    (4.65)%   17.68%   14.31%   20.65 %   15.05 %   11.09 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     25.13%   13.17%   25.63 %   47.78 %   34.13 %
Balanced.............................................................     14.01%   16.91%   16.18 %    9.11 %   (5.06)%
International Magnum Equity..........................................      4.01%    6.67%   (1.30)%    7.27 %   24.61 %
Venture Value........................................................     21.92%   25.84%   33.50 %   14.41 %   17.52 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.85 %
Research Managers........................................................................................       19.80 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ---------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- -------- -------- --------  -------- -------- --------  --------  --------
Bond Income.............   8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%
Money Market............   8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %
                         1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- -------- -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %
Managed.................   3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %
                                                     4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                          12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                          -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %
Growth and Income..................................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %
                                                              5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                   12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                   --------  -------- -------- --------  --------  --------
Small Cap...................................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %
                                                                        5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                             12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                             -------- -------- --------  --------  --------
Equity Growth........................................................    25.13%   13.17%   25.63 %   47.78 %   34.13 %
Balanced.............................................................    14.01%   16.91%   16.18 %    9.11 %   (5.06)%
International Magnum Equity..........................................     4.01%    6.67%   (1.30)%    7.27 %   24.61 %
Venture Value........................................................    21.92%   25.84%   33.50 %   14.41 %   17.52 %
                                                                                 6/28/96- 1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                                      12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                                      -------- --------  --------  --------
U.S. Government...............................................................     4.55%    8.47 %    7.61 %    0.17 %
Strategic Bond Opportunities..................................................     8.46%   11.07 %    2.04 %    1.44 %
                                                                                                              4/30/99-
SUB-ACCOUNT                                                                                                   12/31/99
-----------                                                                                                   --------
Investors................................................................................................       2.85 %
Research Managers........................................................................................      19.80 %

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

NEW ENGLAND LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Policyholders of New England Life Insurance
Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 2000

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 1999 AND 1998 (IN THOUSANDS)

                                                            1999        1998
                                                         ----------  ----------
ASSETS
Investments:
 Fixed Maturities, Available for Sale, at Estimated Fair
  Value................................................. $  735,697  $  769,364
 Equity Securities, at Fair Value.......................     22,685      13,240
 Policy Loans...........................................    181,995     135,800
 Short-Term Investments.................................     62,619      52,285
 Other Invested Assets..................................     16,798      16,372
                                                         ----------  ----------
    Total Investments...................................  1,019,794     987,061
Cash and Cash Equivalents...............................     84,371      43,598
Deferred Policy Acquisition Costs.......................    930,703     710,961
Accrued Investment Income...............................     29,940      21,802
Premiums and Other Receivables..........................    119,750     145,117
Other Assets............................................    105,982     111,067
Separate Account Assets.................................  4,840,029   3,258,383
                                                         ----------  ----------
    TOTAL ASSETS........................................ $7,130,569  $5,277,989
                                                         ==========  ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.................................. $  614,927  $  561,746
Policyholder Account Balances...........................    325,385     210,242
Other Policyholder Funds................................    245,339     186,255
Policyholder Dividends Payable..........................        977         609
Short and Long-Term Debt................................     75,053      82,855
Income Taxes Payable:
 Current................................................        (77)     10,984
 Deferred...............................................     38,669      42,334
Due to Parent...........................................     72,247         789
Other Liabilities.......................................     64,717      78,721
Separate Account Liabilities............................  4,840,029   3,258,383
                                                         ----------  ----------
    TOTAL LIABILITIES...................................  6,277,266   4,432,918
                                                         ----------  ----------
Commitments and Contingencies (Notes 4, 8 and 9)

EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding.......      2,500       2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding......          0           0
Contributed Capital.....................................    647,273     647,273
Retained Earnings.......................................    214,528     177,859
Accumulated Other Comprehensive Income..................    (10,998)     17,439
                                                         ----------  ----------
    TOTAL EQUITY........................................    853,303     845,071
                                                         ----------  ----------
TOTAL LIABILITIES AND EQUITY............................ $7,130,569  $5,277,989
                                                         ==========  ==========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                       1999      1998     1997
                                                     --------  -------- --------
REVENUES
Premiums...........................................  $123,638  $100,689 $ 63,616
Universal Life and Investment-Type Product Policy
 Fees..............................................   220,841   173,766  145,157
Net Investment Income..............................    68,498    49,077   61,059
Investment Gains (Losses), Net.....................     2,922     5,610      890
Commissions, Fees and Other Income.................   265,891   192,411   28,302
                                                     --------  -------- --------
  TOTAL REVENUES...................................   681,790   521,553  299,024
                                                     --------  -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..............................   193,293   149,687  100,180
Interest Credited to Policyholder Account Balances.    10,721     7,735    6,220
Policyholder Dividends.............................    20,827    22,989   21,325
Other Operating Costs and Expenses.................   381,881   316,659  144,342
                                                     --------  -------- --------
  TOTAL BENEFITS AND OTHER DEDUCTIONS..............   606,722   497,070  272,067
                                                     --------  -------- --------
Income From Operations Before Income Taxes.........    75,068    24,483   26,957
Income Taxes.......................................    29,344    13,046    4,988
                                                     --------  -------- --------
NET INCOME.........................................  $ 45,724  $ 11,437 $ 21,969
                                                     --------  -------- --------
Other Comprehensive Income (Loss), Net of Tax:
 Unrealized Investment Gains (Losses) (Net of
  Related Offsets, Reclassification Adjustments and
  Income Taxes, of $45,376, $(299) and $(16,588),
  Respectively)....................................   (28,437)       92   13,620
                                                     --------  -------- --------
COMPREHENSIVE INCOME...............................  $ 17,287  $ 11,529 $ 35,589
                                                     ========  ======== ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EQUITY

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)


                                    CAPITAL              ACCUMULATED
                                    STOCK &                 OTHER
                                  CONTRIBUTED RETAINED  COMPREHENSIVE
                                    CAPITAL   EARNINGS     INCOME      TOTAL
                                  ----------- --------  ------------- --------
BALANCES AT DECEMBER 31, 1996....  $402,242   $144,453    $  3,727    $550,422
Net Income.......................               21,969                  21,969
Change in Net Unrealized
 Investment Gains (Losses).......                           13,620      13,620
Contributed Capital..............    47,531                             47,531
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1997....   449,773    166,422      17,347     633,542
Net Income.......................               11,437                  11,437
Change in Net Unrealized
 Investment Gains (Losses).......                               92          92
Contributed Capital..............   200,000                            200,000
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1998....   649,773    177,859      17,439     845,071
Net Income.......................               45,724                  45,724
Preferred Stock Dividends........               (9,055)                 (9,055)
Change in Net Unrealized
 Investment Gains (Losses).......                          (28,437)    (28,437)
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1999....  $649,773   $214,528    $(10,998)   $853,303
                                   ========   ========    ========    ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)


                                                  1999       1998       1997
                                                ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES.......... $(159,314) $(311,296) $(121,838)
                                                ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
  Available for Sale Fixed Maturities..........   114,478    164,566    145,197
  Equity Securities............................     2,491     39,333     32,806
  Other, Net...................................        (1)       721        128
 Purchases of:
  Available for Sale Fixed Maturities..........  (157,761)  (184,810)  (326,059)
  Equity Securities............................    (9,590)   (80,066)         0
  Real Estate..................................    (3,251)    (3,644)         0
  Fixed Asset Property and Equipment...........         0     (1,459)      (101)
  Other Assets.................................      (302)       (89)         0
 Net Change in Short-Term Investments..........   (10,334)   (24,341)   128,616
 Net Change in Policy Loans....................   (46,195)   (31,017)   (28,520)
 Other, Net....................................    23,443      1,631        177
                                                ---------  ---------  ---------
NET CASH USED IN INVESTING ACTIVITIES..........   (87,022)  (119,175)   (47,756)
                                                ---------  ---------  ---------
Cash Flows from Financing Activities:
 Capital Contributions.........................         0    200,000     46,681
 Dividends Paid................................    (9,055)         0          0
 Repayment of Debt.............................   (13,232)    (8,670)    (3,181)
 Policyholder Account Balances:
  Deposits.....................................   517,551    358,090    244,338
  Withdrawals..................................  (242,388)  (149,499)   (95,066)
 Financial Reinsurance Receivables.............    34,233          0      1,823
                                                ---------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES......   287,109    399,921    194,595
                                                ---------  ---------  ---------
Change in Cash and Cash Equivalents............    40,773    (30,550)    25,001
Cash and Cash Equivalents, Beginning of Year...    43,598     74,148     49,147
                                                ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR......... $  84,371  $  43,598  $  74,148
                                                =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid................................. $      87  $   3,830  $   1,495
                                                =========  =========  =========
 Income Taxes Paid............................. $  30,045  $  14,118  $   5,470
                                                =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                1999       1998       1997
                                              ---------  ---------  ---------
NET INCOME................................... $  45,724  $  11,437  $  21,969
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
  Net........................................  (186,467)  (145,787)  (140,578)
 Change in Accrued Investment Income.........    (8,138)    (3,090)    (4,999)
 Change in Premiums and Other Receivables....    25,367    (82,081)   (57,095)
 Gains from Sales of Investments, Net........    (2,922)    (5,610)      (890)
 Depreciation and Amortization Expenses......    11,350     13,137     10,085
 Interest Credited to Policyholder Account
  Balances...................................    10,721      7,735      6,220
 Universal Life and Investment-Type Product
  Policy Fee Income..........................  (220,841)  (173,766)  (145,157)
 Change in Future Policy Benefits............    53,181     61,317     35,540
 Change in Other Policyholder Funds..........    59,084     73,814      6,309
 Change in Policyholder Dividends Payable....       368        188      5,701
 Change in Income Taxes Payable..............   (26,871)     2,358      1,674
 Other, Net..................................    80,130    (70,948)   139,383
                                              ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........ $(159,314) $(311,296) $(121,838)
                                              =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management, Inc. On April 30, 1998, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 1999, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

New England Investment Management, Inc. (NEIM), which changed its name from TNE Advisers, Inc. in March 1999, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with GAAP in making such determination.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1999 presentation.

INVESTMENTS

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Policy loans are stated at unpaid principal balances, which approximates fair value.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation on property and equipment and amortization of leasehold improvements was $36,122, and $24,772 at December 31, 1999 and 1998, respectively. Related depreciation and amortization expense was $11,350, $13,137 and $10,085 for the years ended December 31, 1999, 1998 and 1997, respectively.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for nonmedical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Information regarding deferred policy acquisition costs is as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                     1999      1998      1997
                                                   --------  --------  --------
   Balance at January 1........................... $710,961  $565,769  $434,636
   Capitalized during the year....................  216,913   182,943   157,670
                                                   --------  --------  --------
     Total........................................  927,874   748,712   592,306
   Amortization allocated to:
    Net realized investment gains.................     (616)   (5,282)        0
    Unrealized investment gains (losses)..........   33,276      (595)   (9,446)
    Other Expenses................................  (29,831)  (31,874)  (17,091)
                                                   --------  --------  --------
     Total amortization...........................    2,829   (37,751)  (26,537)
   Balance at December 31......................... $930,703  $710,961  $565,769
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

ACQUISITIONS

The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transaction. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

                        Pro forma Impact of Acquisition

                                                       YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                           1998         1997
                                                       ------------ ------------
   Revenue............................................ $    557,229 $    381,691
                                                       ============ ============
   Net Income......................................... $     10,311 $     25,049
                                                       ============ ============

OTHER INTANGIBLE ASSETS

The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

        Excess of Purchase Price Over Fair Value of Net Assets Acquired

                                                     YEARS ENDED DECEMBER 31,
                                                    ------------------------------
                                                      1999       1998      1997
                                                    ---------  ---------  --------
   Net Balance, January 1.......................... $  21,931  $       0  $   0
    Acquisitions...................................         0     23,498      0
    Amortization...................................    (2,350)    (1,567)     0
                                                    ---------  ---------  -----
   Net Balance, December 31........................ $  19,581  $  21,931  $   0
                                                    =========  =========  =====
   December 31
    Accumulated Amortization....................... $  (3,917) $  (1,567) $   0
                                                    =========  =========  =====

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5.5% to 6%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 3% to 6.5%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.25%, less expense and mortality charges and withdrawals.

The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

Premiums related to non-medical health contracts are recognized as income when due.

Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

DIVIDENDS TO POLICYHOLDERS

Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

PARTICIPATING BUSINESS

Participating business represented approximately 3.49% and 3.52% of the Company's life insurance in force, and 8.30% and 7.96% of the number of life insurance policies in force at December 31, 1999 and 1998, respectively. Participating policies represented approximately 56.77%, 95.78% and 68.24% of gross life insurance premiums, for the years ended December 31, 1999, 1998 and 1997, respectively.

INCOME TAXES

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., file a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and non-life insurance direct subsidiaries. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

REINSURANCE

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contractholders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs which would have otherwise been expensed in 1999.

Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of SFAS 133 until January 1, 2001. The provisions of SFAS 133 require, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The components of net investment income are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                  ----------------------------
                                                    1999      1998      1997
                                                  --------  --------  --------
   Fixed maturities.............................. $ 54,490  $ 53,467  $ 50,348
   Equity securities.............................   13,896    (9,118)    4,915
   Real estate...................................      831     4,149       815
   Policy loans..................................    9,157     6,855     5,081
   Cash, cash equivalents and short-term
    investments..................................    3,494       861     4,160
   Other investment income.......................   (7,529)       76       591
                                                  --------  --------  --------
   Gross investment income.......................   74,339    56,290    65,910
   Investment expenses...........................   (5,841)   (7,213)   (4,851)
                                                  --------  --------  --------
   Net Investment income......................... $ 68,498  $ 49,077  $ 61,059
                                                  ========  ========  ========

Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      1999     1998     1997
                                                     ----------------  --------
   Fixed maturities................................. $   850 $ 10,899  $  (774)
   Equity securities................................       0        0    1,040
   Other invested assets............................   2,688       (7)      (8)
                                                     ------- --------  -------
     Subtotal.......................................   3,538   10,892      258
   Less: Amounts allocable to amortization of
    deferred policy acquisition costs...............     616    5,282     (632)
                                                     ------- --------  -------
   Investment gains (losses), net................... $ 2,922 $  5,610  $   890
                                                     ======= ========  =======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Realized investment gains have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                      1999     1998     1997
                                                    --------  -------  -------
   Balance at January 1...........................  $ 17,439  $17,347  $ 3,727
    Change in unrealized investment gains
     (losses).....................................   (73,813)     391   30,207
    Change in unrealized investment gains (losses)
     attributable to:
     Deferred policy acquisition costs............    33,276     (595)  (9,446)
     Deferred income tax (expense) benefit........    12,100      296   (7,141)
                                                    --------  -------  -------
   Balance at December 31.........................  $(10,998) $17,439  $17,347
                                                    ========  =======  =======

The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                  YEARS ENDED DECEMBER 31,
                                                 ----------------------------
                                                   1999      1998      1997
                                                 --------  --------  --------
   Balance, end of year, comprised of:
    Unrealized investment gains (losses) on:
     Fixed maturities........................... $(35,205) $ 40,928  $ 41,706
     Equity securities..........................    3,511     1,191         0
     Other......................................        0         0        22
                                                 --------  --------  --------
                                                  (31,694)   42,119    41,728
   Amounts of unrealized investment gains
    (losses)
    Attributable to:
     Deferred policy acquisition costs..........   17,478   (15,798)  (15,202)
     Deferred income tax (expense) benefit......    3,218    (8,882)   (9,179)
                                                 --------  --------  --------
   Balance, end of year......................... $(10,998) $ 17,439  $ 17,347
                                                 ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST     GAIN     LOSS   FAIR VALUE
                                          --------- ---------------- ----------
DECEMBER 31, 1999
Fixed Maturities:
 U. S. Treasury Securities and
  obligations of U. S. Government
  corporations and agencies.............. $ 33,909  $    20 $    439  $ 33,490
 Foreign governments.....................   20,748      201      581    20,368
 Corporate...............................  670,602    5,074   40,237   635,439
 Mortgage-backed securities..............   44,470      934      203    45,201
 Other...................................    1,199        0        0     1,199
                                          --------  ------- --------  --------
  Total Fixed Maturities................. $770,928  $ 6,229 $ 41,460  $735,697
                                          ========  ======= ========  ========
Equity Securities:
 Common stocks...........................   19,174    4,191      680    22,685
                                          --------  ------- --------  --------
  Total Equity Securities................ $ 19,174  $ 4,191 $    680  $ 22,685
                                          ========  ======= ========  ========

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED -----------------ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------------------
DECEMBER 31, 1998
Fixed Maturities:
 U. S. Treasury Securities and
  obligations of U. S. government
  corporations and agencies.............. $ 27,260  $     91 $    47  $ 27,304
 Foreign governments.....................    1,679         0       0     1,679
 Corporate...............................  644,636    43,036   5,139   682,533
 Mortgage-backed securities..............   55,027     2,821       0    57,848
                                          --------  -------- -------  --------
  Total Fixed Maturities................. $728,602  $ 45,948 $ 5,186  $769,364
                                          ========  ======== =======  ========
Equity Securities:
 Common stocks...........................   12,075     1,645     480    13,240
                                          --------  -------- -------  --------
  Total Equity Securities................ $ 12,075  $  1,645 $   480  $ 13,240
                                          ========  ======== =======  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 1999 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................. $ 15,910   $ 15,857
   Due after one year through five years...................   92,303     90,635
   Due after five years through ten years..................  131,438    130,492
   Due after ten years.....................................  486,807    453,512
                                                            --------   --------
     Subtotal..............................................  726,458    690,496
   Mortgage-backed securities..............................   44,470     45,201
                                                            --------   --------
     Total................................................. $770,928   $735,697
                                                            ========   ========

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sales of fixed maturities and equity securities are as follows:

                                                        1999     1998     1997
                                                       ------- -------- --------
   Fixed Maturities
    Proceeds.......................................... $64,925 $120,416 $110,301
    Gross realized gains.............................. $ 1,897 $ 10,901 $  1,036
    Gross realized losses............................. $ 1,047 $      2 $  1,810
   Equity Securities
    Proceeds.......................................... $ 2,491 $ 39,333 $ 32,806
    Gross realized gains.............................. $     0 $      0 $  1,344
    Gross realized losses............................. $     0 $      0 $    304

Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. The bonds and short-term investments at fair market value held by the trust were $518,436 and $526,723, at December 31, 1999 and 1998, respectively.

STATUTORY DEPOSITS

The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 1999 and 1998, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $53,675 at July 1, 1999, and was $44,431 at December 31, 1999.

The effect of reinsurance on premiums earned is as follows:

                                                     1999      1998      1997
                                                   --------  --------  --------
   Direct premiums................................ $163,159  $110,768  $ 30,975
   Reinsurance assumed............................   57,479    58,329    62,315
   Reinsurance ceded..............................  (97,000)  (68,408)  (29,674)
                                                   --------  --------  --------
   Net premiums earned............................ $123,638  $100,689  $ 63,616
                                                   ========  ========  ========

Reinsurance recoverables, included in other receivables, were $83,091 and $103,677 at December 31, 1999 and 1998, respectively.

Reinsurance and ceded commissions payables, included in other liabilities, were $23,400 and $21,152 at December 31, 1999 and 1998, respectively.

The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       1999      1998     1997
                                                     --------  --------  --------
   Balance at January 1............................. $  1,953  $    809  $    0
    Less: Reinsurance recoverables..................    1,565       647       0
                                                     --------  --------  ------
   Net balance at January 1.........................      388       162       0
                                                     --------  --------  ------
   Incurred related to:
    Current year....................................      472       303     173
    Prior years.....................................      (33)      (57)    (11)
                                                     --------  --------  ------
                                                          439       246     162
                                                     --------  --------  ------
   Paid related to:
    Current year....................................       23         2       0
    Prior years.....................................       19        18       0
                                                     --------  --------  ------
                                                           42        20       0
                                                     --------  --------  ------
   Balance at December 31...........................      785       388     162
    Add: Reinsurance recoverables...................    3,147     1,565     647
                                                     --------  --------  ------
   Balance at December 31........................... $  3,932  $  1,953  $  809
                                                     ========  ========  ======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


5. INCOME TAXES

The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                        CURRENT DEFERRED   TOTAL
                                                        ------- --------  -------
   1999
   Federal............................................. $20,910 $ 8,134   $29,044
   State and Local.....................................       0     300       300
                                                        ------- -------   -------
     Total............................................. $20,910 $ 8,434   $29,344
                                                        ======= =======   =======
   1998
   Federal............................................. $13,734 $  (788)  $12,946
   State and Local.....................................       0     100       100
                                                        ------- -------   -------
     Total............................................. $13,734 $  (688)  $13,046
                                                        ======= =======   =======
   1997
   Federal............................................. $ 8,473 $(3,772)  $ 4,701
   State and Local.....................................     316     (29)      287
                                                        ------- -------   -------
     Total............................................. $ 8,789 $(3,801)  $ 4,988
                                                        ======= =======   =======

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                           YEARS ENDED
                                                           DECEMBER 31,
                                                     -------------------------
                                                      1999     1998     1997
                                                     -------  -------  -------
   Income before taxes.............................. $75,068  $24,483  $26,957
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................  26,274    8,569    9,435
   Tax effect of:
    Tax exempt investment income....................       0     (100)       0
    State and local income taxes....................     300      100   (1,013)
    Tax credits.....................................       0     (100)       0
    Prior year taxes................................     684        0        0
    Other, net......................................   2,086    4,577   (3,434)
                                                     -------  -------  -------
   Income Tax Expense............................... $29,344  $13,046  $ 4,988
                                                     =======  =======  =======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                            1999       1998
                                                          ---------  ---------
   Deferred tax assets:
    Policyholder liabilities............................. $ 233,504  $ 177,017
    Unrealized investment losses, net....................     3,218          0
    Other, net...........................................    15,035     15,453
                                                          ---------  ---------
     Total gross assets..................................   251,757    192,470
                                                          ---------  ---------
   Deferred tax liabilities:
    Investments..........................................      (216)    (1,068)
    Deferred policy acquisition costs....................  (267,249)  (208,881)
    Unrealized investment gains, net.....................         0     (8,882)
    Other, net...........................................   (22,961)   (15,973)
                                                          ---------  ---------
     Total gross liabilities.............................  (290,426)  (234,804)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (38,669) $ (42,334)
                                                          =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                                    DECEMBER 31,
                                         --------------------------------------
                                         PENSION BENEFITS     OTHER BENEFITS
                                         ------------------  ------------------
                                           1999      1998      1999      1998
                                         --------  --------  --------  --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at
 beginning of year.....................  $252,487  $210,590  $ 48,987  $ 46,591
Service cost...........................     8,172     6,927       973       942
Interest cost..........................    18,488    15,878     3,351     3,267
Actuarial gain.........................   (15,914)   14,831    (3,214)    1,256
Divestitures...........................         0         0         0         0
Curtailments...........................         0         0         0         0
Terminations...........................         0         0         0         0
Change in benefits.....................         0    11,935         0       (10)
Benefits paid..........................    (8,444)   (7,674)   (3,475)   (3,059)
                                         --------  --------  --------  --------
Projected benefit obligation at end of
 year..................................  $254,789  $252,487  $ 46,622  $ 48,987
                                         --------  --------  --------  --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at
 beginning of year.....................  $184,803  $150,820  $      0  $      0
Actual return on plan assets...........    25,300    28,309         0         0
Employer contribution..................     7,620    12,997         0         0
Benefits paid..........................    (7,500)   (7,323)        0         0
                                         --------  --------  --------  --------
Contract value of plan assets at end of
 year..................................  $210,223  $184,803  $      0  $      0
                                         --------  --------  --------  --------
Over/(Under) funded....................  $(44,566) $(67,684) $(46,622) $(48,987)
Unrecognized net asset at transition...      (503)   (1,674)        0         0
Unrecognized net actuarial gains.......     7,681    34,350   (20,068)  (17,787)
Unrecognized prior service cost........    15,942    16,854        (8)       (9)
                                         --------  --------  --------  --------
Prepaid (accrued) benefit cost.........  $(21,446) $(18,154) $(66,698) $(66,783)
                                         ========  ========  ========  ========
Qualified plan prepaid (accrued)
 pension cost..........................  $ (2,675) $ (2,164) $      0  $      0
Non-qualified plan prepaid (accrued)
 pension cost..........................   (18,771)  (15,990)        0         0
                                         --------  --------  --------  --------
Prepaid (accrued) benefit cost.........  $(21,446) $(18,154) $      0  $      0
                                         ========  ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                NON-QUALIFIED
                           QUALIFIED PLAN           PLAN                TOTAL
                          ------------------  ------------------  ------------------
                            1999      1998      1999      1998      1999      1998
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $224,653  $226,717  $ 30,136  $ 25,770  $254,789  $252,487
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   210,223   184,803         0         0   210,223   184,803
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(14,430) $(41,914) $(30,136) $(25,770) $(44,566) $(67,684)
                          ========  ========  ========  ========  ========  ========

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                          PENSION      OTHER
                                                         BENEFITS    BENEFITS
                                                         ----------  ----------
                                                         1999  1998  1999  1998
                                                         ----  ----  ----  ----
   Weighted average assumptions as of December 31,
   Discount rate........................................ 7.00% 7.25% 7.75% 7.00%
   Expected return on plan assets....................... 8.50% 8.50%   --    --
   Rate of compensation increase........................ 5.50% 4.50%   --    --

The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 7.00% in 1999, gradually decreasing to 5.00% over five years and generally 7.40% in 1998, gradually decreasing to 5.00% over five years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               ONE %    ONE %
                                                              INCREASE DECREASE
                                                              -------- --------
   Effect on total of service and interest cost components...    13%     (10%)
   Effect on accumulated postretirement benefit obligation...    11%     (10%)

The components of periodic benefit costs were as follows:

                                 PENSION BENEFITS            OTHER BENEFITS
                            ----------------------------  ---------------------
                              1999      1998      1997     1999    1998   1997
                            --------  --------  --------  ------  ------ ------
   Service cost............ $  8,172  $  6,927  $  5,310  $  973  $  942 $  885
   Interest cost...........   18,488    15,878    13,958   3,351   3,267  3,707
   Expected return on plan
    assets.................  (15,698)  (12,866)  (22,250)      0       0      0
   Net amortization and
    deferrals..............    1,322       669    11,092    (934)    167   (871)
                            --------  --------  --------  ------  ------ ------
   Net periodic benefit
    cost................... $ 12,284  $ 10,608  $  8,110  $3,390  $4,376 $3,721
                            ========  ========  ========  ======  ====== ======

SAVINGS AND INVESTMENT PLANS

The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,187, $2,252 and $1,588 for the years ended
December 31, 1999, 1998 and 1997, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


7. LEASES

In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                         GROSS
                                                      RENTAL SUB-RENTAL  RENTAL
                                                      INCOME   INCOME   EXPENSE
                                                      ------ ---------- --------
   2000..............................................  $31    $ 7,845   $ 14,738
   2001..............................................    0      7,854     14,042
   2002..............................................    0      7,864     13,413
   2003..............................................    0      8,026     13,822
   2004..............................................    0      8,206     12,836
   Thereafter........................................    0     26,319    117,722
                                                       ---    -------   --------
     Total...........................................  $31    $66,114   $186,573
                                                       ===    =======   ========

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310, $8,612 and $3,155 were made during 1999, 1998 and 1997, respectively. The interest rate applied was 6.4%, 6.4% and 5.8% at January 31, 1999 and December 31, 1998 and 1997, respectively.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the Notes), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at the subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $75,053. No repayments were made during 1999, 1998 and 1997, respectively.

9. COMMITMENTS AND CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $197, $204, and $43 in 1999, 1998, and 1997, respectively, of which $197,
$203, and $33 were to be credited against premium taxes.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

10. OTHER EXPENSES

Other operating costs and expenses consisted of the following:

                                                  YEARS ENDED DECEMBER 31,
                                                -------------------------------
                                                  1999       1998       1997
                                                ---------  ---------  ---------
Compensation................................... $  96,887  $  86,822  $  58,754
Commissions....................................   205,463    166,218     77,351
Interest and debt expense......................     5,493      9,374      6,750
Amortization of policy acquisition costs.......    29,831     31,874     17,091
Capitalization of policy acquisition costs.....  (216,913)  (182,943)  (157,670)
Rent expense, net of sub-lease income..........     5,550      4,252      4,473
Insurance taxes, licenses, and fees............    21,253     21,802     15,002
Other..........................................   234,317    179,260    122,591
                                                ---------  ---------  ---------
  Total........................................ $ 381,881  $ 316,659  $ 144,342
                                                =========  =========  =========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Amounts related to the Company's financial instruments are as follows:

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1999:
   ASSETS
   Fixed maturities......................................... $735,697  $735,697
   Equity securities........................................   22,685    22,685
   Policy loans.............................................  181,995   181,995
   Short-term investments...................................   62,619    62,619
   Cash and cash equivalents................................   84,371    84,371
   LIABILITIES
   Policyholder account balances............................   84,037    82,765
   Other policyholder funds.................................      525       525
   Short and long-term debt.................................   75,053    75,053

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1998:
   ASSETS
   Fixed maturities......................................... $769,364  $769,364
   Equity securities........................................   13,240    13,240
   Policy loans.............................................  135,800   135,800
   Short-term investments...................................   52,285    52,285
   Cash and cash equivalents................................   43,598    43,598
   LIABILITIES
   Policyholder account balances............................   23,365    22,524
   Other policyholder funds.................................      646       646
   Short and long-term debt.................................   82,855    82,855

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

POLICY LOANS

Policy loans are stated at unpaid principal balances, which approximates fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

SHORT-TERM AND LONG-TERM DEBT

Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

12. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with such amounts determined in conformity with generally accepted accounting principles were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1999       1998       1997
                                               ---------  ---------  ---------
   Statutory surplus.......................... $ 399,864  $ 456,525  $ 307,290
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances........................  (435,980)  (336,821)  (279,510)
     Deferred policy acquisition costs........   930,703    710,961    565,769
     Deferred federal income taxes............   (38,669)   (42,334)   (42,066)
     Valuation of investments.................   (46,890)    53,514     56,873
     Statutory asset valuation reserves.......    13,514     10,636      8,388
     Statutory interest maintenance reserve...       462        816        571
     Surplus notes............................   (75,053)   (69,560)   (64,016)
     Receivables from reinsurance
      transactions............................     5,049     26,004     27,519
     Other, net...............................   100,303     35,330     52,724
                                               ---------  ---------  ---------
   GAAP equity................................ $ 853,303  $ 845,071  $ 633,542
                                               =========  =========  =========

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1999       1998       1997
                                               ---------  ---------  ---------
   Statutory net income (loss)................ $ (40,928) $ (28,043) $ (37,358)
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances........................  (295,868)  (196,754)  (311,588)
     Deferred policy acquisition costs........   186,497    135,788    139,947
     Deferred federal income taxes............      (580)       688      3,801
     Valuation of investments.................    13,681    (13,490)         0
     Statutory interest maintenance reserve...      (354)       245        342
     Other, net...............................   183,276    113,003    226,825
                                               ---------  ---------  ---------
   GAAP net income............................ $  45,724  $  11,437  $  21,969
                                               =========  =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


13. RELATED PARTY TRANSACTIONS

MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $160,792, $193,641 and $186,757 including accruals for administrative services on NEMLICO administered contracts for 1999, 1998, and 1997, respectively. In addition, $9,442, $14,123 and $600 for 1999, 1998 and 1997, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. In 1997, MetLife made a capital contribution to the Company of $50,000 in cash.

During 1999, the Company paid $9,055 of preferred stock dividends to MetLife Credit Corporation.

On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. The Company paid $2,730 and $6,166 in 1999 and 1998, respectively under these agreements.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building that it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $4,219, $2,340 and $2,340 in 1999, 1998 and 1997, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1998 were amounts receivable for asset-based commissions from NEF and SSR totaling $593 and $13, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3,900,000 and $33,000 under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $75,053 and $69,560 at December 31, 1999 and 1998, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $4,840,029 and $3,258,383 at December 31, 1999 and 1998, respectively, wherein the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $36,934, $30,714 and $12,642 in 1999, 1998 and 1997,
respectively.

15. YEAR 2000

The Year 2000 issue was the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has implemented a plan to resolve the issue. There can be no assurances that the Year 2000 plan of the Company or that of its vendors or third parties have resolved all Year 2000 issues. Further, there can be no assurance that there will not be any future system failure or that such failure, if any, will not have a material impact on the operations of the Company.

16. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 1999, 1998 and 1997. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                 DECEMBER 31, 1999
                          -------------------------------------------------------------------
                                                             GROUP     CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP     LIFE,        AND
                             LIFE      ANNUITY    PENSION     A&H     SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  --------  ------------ ----------
REVENUES
Premiums................  $   63,358  $        0  $     15  $ 28,652    $ 31,613   $  123,638
Universal Life and
 Investment-Type Product
 Policy Fees............     199,701      16,771     4,369         0           0      220,841
Net Investment Income...     (31,181)       (108)      (13)      167      99,633       68,498
Investment Gains
 (Losses), Net..........         402           1         0        (1)      2,520        2,922
Commissions, Fees and
 Other Revenues.........      25,376       6,708     3,005    34,610     196,192      265,891
                          ----------  ----------  --------  --------    --------   ----------
  Total Revenues........     257,656      23,372     7,376    63,428     329,958      681,790

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     124,727       4,624       113    23,814      40,015      193,293
Interest Credited to
 Policyholder Account
 Balances...............       8,811       1,623     1,220        30        (963)      10,721
Policyholder Dividends..       1,739           0         0       (32)     19,120       20,827
Other Operating Costs
 and Expenses...........     128,466      21,826     6,196    36,326     189,067      381,881
                          ----------  ----------  --------  --------    --------   ----------
  Total Benefits and
   Other Deductions.....     263,743      28,073     7,529    60,138     247,239      606,722
Income from Operations
 Before Income Taxes....      (6,087)     (4,701)     (153)    3,290      82,719       75,068
Income Taxes............       1,357      (1,563)      (26)    1,244      28,332       29,344
                          ----------  ----------  --------  --------    --------   ----------
Net Income..............  $   (7,444) $   (3,138) $   (127) $  2,046    $ 54,387   $   45,724
                          ==========  ==========  ========  ========    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  771,879  $   63,123  $ 10,499  $  8,539    $ 76,663   $  930,703
Separate Account Assets.   2,704,767   1,398,993   517,920   218,349           0    4,840,029
Liabilities
Policyholder
 Liabilities............     535,662      43,674    45,407    43,936     517,949    1,186,628
Separate Account
 Liabilities............   2,704,767   1,398,993   517,920   218,349           0    4,840,029

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


                                                 DECEMBER 31, 1998
                          ------------------------------------------------------------------
                                                                      CORPORATE
                          INDIVIDUAL  INDIVIDUAL  GROUP     GROUP        AND
                             LIFE      ANNUITY   PENSION   LIFE A&H  SUBSIDIARIES   TOTAL
                          ----------  ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394    $ 30,114   $  100,689
Universal Life and
 Investment-Type Product
 Policy Fees............     161,936      9,332     2,788      (290)          0      173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651      73,079       49,077
Investment Gains
 (Losses), Net..........        (182)        (7)       (4)       17       5,786        5,610
Commissions, Fees and
 Other Revenues.........       9,408      6,042     1,118    20,430     155,413      192,411
                          ----------   --------  --------  --------    --------   ----------
  Total Revenues........     197,399     13,646     3,914    42,202     264,392      521,553

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561      46,600      149,687
Interest Credited to
 Policyholder Account
 Balances...............       6,337      1,264        83         0          51        7,735
Policyholder Dividends..       1,135          4         0         3      21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731     179,703      316,659
                          ----------   --------  --------  --------    --------   ----------
  Total Benefits and
   Other Deductions.....     195,465     19,535     4,574    29,295     248,201      497,070
Income from Operations
 Before Income Taxes....       1,934     (5,889)     (660)   12,907      16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986         (83)      13,046
                          ----------   --------  --------  --------    --------   ----------
Net Income..............  $   (8,034)  $ (5,487) $   (237) $  8,921    $ 16,274   $   11,437
                          ==========   ========  ========  ========    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  616,959   $ 42,524  $  2,359  $  2,511    $ 46,608   $  710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716           0    3,258,383
Liabilities
Policyholder
 Liabilities............     380,586     38,912       768    19,233     519,353      958,852
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716           0    3,258,383

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


                                                 DECEMBER 31, 1997
                          -----------------------------------------------------------------
                                                                     CORPORATE
                          INDIVIDUAL INDIVIDUAL  GROUP     GROUP        AND
                             LIFE     ANNUITY   PENSION   LIFE A&H  SUBSIDIARIES   TOTAL
                          ---------- ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   27,200  $     31  $      0  $ 3,743     $ 32,642   $   63,616
Universal Life and
 Investment-Type Product
 Policy Fees............     139,235     4,732       486      704            0      145,157
Net Investment Income...      31,905      (270)      (20)    (118)      29,562       61,059
Investment Gains
 (Losses), Net..........         523         0         0        0          367          890
Commissions, Fees and
 Other Revenues.........       9,542     3,253       266    4,383       10,858       28,302
                          ----------  --------  --------  -------     --------   ----------
  Total Revenues........     208,405     7,746       732    8,712       73,429      299,024

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      71,010     3,431         0    3,827       21,912      100,180
Interest Credited to
 Policyholder Account
 Balances...............       5,371       664       149        0           36        6,220
Policyholder Dividends..         507         1         0        0       20,817       21,325
Other Operating Costs
 and Expenses...........      98,664    10,777     2,092    6,745       26,064      144,342
                          ----------  --------  --------  -------     --------   ----------
  Total Benefits and
   Other Deductions.....     175,552    14,873     2,241   10,572       68,829      272,067
Income from Operations
 Before Income Taxes....      32,853    (7,127)   (1,509)  (1,860)       4,600       26,957
Income Taxes............       2,701    (1,203)     (504)    (447)       4,441        4,988
                          ----------  --------  --------  -------     --------   ----------
Net Income..............  $   30,152  $ (5,924) $ (1,005) $(1,413)    $    159   $   21,969
                          ==========  ========  ========  =======     ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  498,208  $ 24,226  $  1,347  $   877     $ 41,111   $  565,769
Separate Account Assets.   1,426,347   450,441   111,437        0            0    1,988,225
Liabilities
Policyholder
 Liabilities............     258,880    20,476       197    6,398      463,269      749,220
Separate Account
 Liabilities............   1,426,347   450,441   111,437        0            0    1,988,225

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT

This is to acknowledge receipt of a Zenith Survivorship Life Prospectus dated May 1, 2000. This Variable Life Policy is offered by New England Life Insurance Company.

-------------------------------------     -------------------------------------
               (Date)                             (Client's Signature)

                              NEW ENGLAND LIFE

                              INSURANCE COMPANY

                           Zenith Survivorship Life
                          Flexible Premium Adjustable

                Variable Survivorship Life Insurance Policies

                       Supplement Dated May 1, 2000 to

                       Prospectus Dated April 30, 1999

  This supplement updates certain information contained in the prospectus dated April 30, 1999. You should read and retain this supplement. A complete prospectus dated May 1, 2000 is available free of charge upon written request to New England Life Insurance Company ("NELICO"). The May 1, 2000 prospectus describes the Policies as they may have been modified since the date you purchased your Policy; accordingly, certain benefits and charges discussed therein may differ from the benefits and charges of your Policy.

  NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

  NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS
HTTP://WWW.SEC.GOV.

  THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

  WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL
PERFORM.

                                    GLOSSARY

ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

BENCHMARK PREMIUM. We use the Benchmark Premium to determine the amount of Deferred Sales Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. It is the level premium necessary to keep a level death benefit Policy, without riders, in-force until age 80 of the younger insured (or 20 years after issue, if later, but not later than the Maturity
Date), assuming charges are imposed at the guaranteed levels and a 4% rate of interest.

CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in our general account as a result of the loan.

EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

INVESTMENT START DATE. This is the latest of the date we receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application and the Policy Date.

MATURITY DATE. The Policy anniversary on which the younger insured is (or would have been) age 100. The Policy will not mature on this date if the extended maturity option has been added to the Policy.

NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued interest.

NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period.

PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium can be a fixed amount or can vary over time and is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her
Part II of the application and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally five days after issue.

TARGET PREMIUM. We use the Target Premium to measure the portion of the total premiums paid in a Policy year that is currently subject to the 9% sales charge, as well as sales commissions. It equals 110% of the level premium necessary to keep a level death benefit base Policy in-force until age 80 of the younger insured, assuming we impose charges at the guaranteed levels and a 4% rate of interest, if both insureds are a standard or better underwriting risk. If the younger insured's issue age is above 60, this Target Premium may be calculated using a period of less than 20, but no less than five, years. If we assign an insured to a class below standard, the Target Premium for the Policy will be up to 140% of the comparable Target Premium described above, depending on the underwriting class of each insured. Certain riders increase the Target Premium for the Policy above these amounts.

YOU. "You" refers to the Policy Owner.

                              CHARGES AND EXPENSES

The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge, to help cover those expenses. We can profit from certain Policy charges.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

The following table shows the annual operating expenses for each New England Zenith Fund series, based on actual expenses for 1999, after any applicable expense cap or expense deferral arrangement.

Annual Operating Expenses (as a percentage of average net assets after any expense cap)

                                   BACK     BACK
                                   BAY      BAY      BACK            WESTPEAK LOOMIS
                                 ADVISORS ADVISORS   BAY    WESTPEAK  GROWTH  SAYLES
                         CAPITAL   BOND    MONEY   ADVISORS  STOCK     AND     SMALL
                         GROWTH   INCOME   MARKET  MANAGED   INDEX    INCOME    CAP
                         SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES*
                         ------- -------- -------- -------- -------- -------- -------
Management Fee            .62%     .40%     .35%     .50%     .25%     .68%     .90%
Other Expenses            .04%     .08%     .05%     .08%     .10%     .06%     .10%
                          ----     ----     ----     ----     ----     ----    -----
  Total Series Operating
   Expenses               .66%     .48%     .40%     .58%     .35%     .74%    1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                         HARRIS
                         OAKMARK          MORGAN STANLEY  DAVIS  ALGER              MFS
                         MID CAP          INTERNATIONAL  VENTURE EQUITY    MFS    RESEARCH
                          VALUE  BALANCED     MAGNUM      VALUE  GROWTH INVESTORS MANAGERS
                         SERIES   SERIES  EQUITY SERIES  SERIES  SERIES  SERIES*  SERIES*
                         ------- -------- -------------- ------- ------ --------- --------
Management Fee            .75%     .70%        .90%       .75%    .75%    .75%      .75%
Other Expenses            .13%     .07%        .40%       .06%    .05%    .15%      .15%
                          ----     ----       -----       ----    ----    ----      ----
  Total Series Operating
   Expenses               .88%     .77%       1.30%       .81%    .80%    .90%      .90%

--------
* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 1999 would have been: MFS Investors Series, 2.03%; and MFS Research Managers Series, 2.03%, both on an annualized basis since the Series' start date of April 30, 1999. In 1999 the management fee for the Loomis Sayles Small Cap Series was 1.00%, and Total Series Operating Expenses were capped at 1.00%. Without the expense cap, Total Series Operating Expenses would have been 1.10%.

Our affiliate, New England Investment Management, Inc., advises the series of the Zenith Fund except for the Capital Growth Series. New England Investment Management voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, New England Investment Management bears expenses of the Loomis Sayles Small Cap Series, that exceed 1.00% of average daily net assets. Under the expense deferral agreement, New England Investment Management bears expenses of the Harris Oakmark Mid Cap Value, Morgan Stanley International Magnum Equity, MFS Investors, and MFS Research Managers Series that exceed .90% of average daily net assets (1.30% for the Morgan Stanley International Magnum Equity Series) in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. New England Investment Management may end these expense limits at any time.

MetLife is the investment advisor for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife and also bear other expenses. The chart below shows the total operating expenses of the Portfolios based on the year ended December 31, 1999 and current expense subsidies (in the case of the Putnam Large Cap Growth Portfolio, anticipated expenses for 2000) as a percentage of Portfolio net assets.

                                                MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                          FEES    EXPENSES   EXPENSES
---------                                       ---------- -------- ------------
Putnam Large Cap Growth........................    .80%      .20%      1.00%*
Janus Mid Cap..................................    .67%      .04%       .71%
Russell 2000(R) Index..........................    .25%      .30%       .55%*

--------

* MetLife voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of the Putnam Large Cap Growth Portfolio that exceed .20% of net assets until the earlier of (i) July 1, 2002 and (ii) the date when the Portfolio's net assets reach $100 million. Without this subsidy, the anticipated total annual expenses of the Putnam Large Cap Growth Portfolio would be 1.39%. MetLife also paid such expenses that exceeded .20% of net assets for the Russell 2000 Index Portfolio until December 3, 1999. Without this subsidy the total annual expenses of the Russell 2000 Index Portfolio for 1999 would have been .89%. Beginning February 22, 2000, MetLife is paying such expenses that exceed .30% of the Russell 2000 Index Portfolio's net assets until the earlier of (i) April 30, 2001 and (ii) the date when the Portfolio's assets reach $200 million. Total Annual Expenses for the Russell 2000 Index Portfolio are shown as if this subsidy was in effect for the entire current year. MetLife can terminate these arrangements at any time upon notice to the Board of Directors and to Fund shareholders.

The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 1999, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                      MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                FEES    EXPENSES   EXPENSES
---------             ---------- -------- ------------
VIP Equity-Income        .48%      .09%       .57%*
VIP Overseas             .73%      .18%       .91%*
VIP High Income          .58%      .11%       .69%
VIP II Asset Manager     .53%      .10%       .63%*

--------
* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .56% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio, and .62% for VIP II Asset Manager Portfolio.

An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some advisers and/or affiliates may pay us more than others. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.

                                    PREMIUMS

FLEXIBLE PREMIUMS

The sixth paragraph of this section is modified as follows:

We treat a payment we receive while a Policy loan is outstanding first as a Planned Premium, second as a repayment of the Policy loan, and third as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, unless you instruct us otherwise in writing, while a Policy loan is outstanding we treat any payment we receive that is in the exact amount of the Planned Premium as a Planned Premium. If the payment is not in the exact amount of the Planned Premium, unless you instruct us otherwise in writing, we treat it first as payment of Policy loan interest due, second as a repayment of the Policy loan, third as a Planned Premium, and last as an unscheduled payment.)

                           OTHER POLICY FEATURES

TRANSFER OPTION

After the Right to Return the Policy period, you may transfer your Policy's cash value between sub-accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York and New Jersey). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. We treat all sub-account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisors or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, the Metropolitan Series Fund, Inc. may restrict or refuse purchases or redemptions of shares in its Portfolios as a result of certain market timing activities. You should read the prospectuses of these Eligible Funds for more details.

You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

DOLLAR COST AVERAGING

We plan to offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than nine accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each Sub-Account that you select under this feature. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below.) You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature.

Ask your registered representative about the availability of this feature.

ASSET REBALANCING

We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

You can select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Home Office. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calendar month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. (See "Dollar Cost Averaging" above.) On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Home Office. There is no extra charge for this feature.

Ask your registered representative about the availability of this feature.

PAYMENT OF PROCEEDS

The third paragraph of this section is revised as follows:

The beneficiary can elect our Access Plus program for payment of death proceeds at any time before we pay them. We establish an Access Plus account at a banking institution at the time for payment. The Access Plus account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

During the first 24 months after the Policy's issue date, you can exchange it for a fixed-benefit traditional survivorship life insurance policy, provided that (1) you repay any policy loans and (2) the Policy has not lapsed. This exchange is available to a surviving insured. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as the original Policy on the date of the exchange, and the same policy date, issue ages and risk classifications as the original Policy. We will attach any riders to the original Policy to the new policy if they are available.

Contact us or your registered representative for more specific information about the exchange. The exchange may result in a cost or credit to you.

For a Policy issued to some group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. Contact us or your registered representative for more information about this feature.

                              THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

The Zenith Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

The Zenith Back Bay Advisors Bond Income Series. Its investment objective is a high level of current income consistent with protection of capital.

The Zenith Capital Growth Series. Its investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

The Zenith Westpeak Stock Index Series. Its investment objective is investment results that correspond to the composite price and yield performance of the S&P 500 Index.

The Zenith Back Bay Advisors Managed Series. Its investment objective is a favorable total return through investment in a diversified portfolio.

The Zenith Westpeak Growth and Income Series. Its investment objective is long-term total return through investment in equity securities.

The Zenith Harris Oakmark Mid Cap Value Series (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.

The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or their equivalents.

The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

The Zenith Morgan Stanley International Magnum Equity Series. Its investment objective is long-term capital appreciation through investment primarily in international equity securities. In addition to the risks associated with equity securities generally, foreign securities present additional risks.

The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

The Zenith MFS Investors Series. Its investment objective is reasonable current income and long-term growth of capital and income.

The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.

The Metropolitan Putnam Large Cap Growth Portfolio.* Its investment objective is capital appreciation.

The Metropolitan Janus Mid Cap Portfolio.* Its investment objective is long-term growth of capital.

The Metropolitan Russell 2000 Index Portfolio.* Its investment objective is to equal the return of the Russell 2000 Index.

--------

* Availability of these Portfolios is subject to any necessary state insurance department approvals.

The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

WE INTEND TO SUBSTITUTE SHARES OF THE PUTNAM INTERNATIONAL STOCK PORTFOLIO OF THE METROPOLITAN SERIES FUND, INC. FOR SHARES OF THE MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES OF THE NEW ENGLAND ZENITH FUND ONCE WE RECEIVE NECESSARY REGULATORY APPROVAL (CURRENTLY ANTICIPATED DURING THE FOURTH QUARTER OF 2000).

The Zenith Fund and the Metropolitan Series Fund, Inc. are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO and other life insurance companies.

VIP and VIP II are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

The chart below shows the adviser and sub-adviser for each series of the Zenith Fund. New England Investment Management, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                         ADVISER                        SUB-ADVISER
        ------           ----------------------------------  ------------------------------
Capital Growth           Capital Growth Management Limited
                         Partnership ("CGM")*
Back Bay Advisors Money  New England Investment Management,  Back Bay Advisors, L.P.*
 Market                  Inc.
Back Bay Advisors Bond   New England Investment Management,  Back Bay Advisors, L.P.*
 Income                  Inc.
Back Bay Advisors Man-   New England Investment Management,  Back Bay Advisors, L.P.*
 aged                    Inc.
Westpeak Stock Index     New England Investment Management,  Westpeak Investment Advisors,
                         Inc.                                 L.P.*
Westpeak Growth and      New England Investment Management,  Westpeak Investment Advisors,
 Income                  Inc.                                 L.P.*
Loomis Sayles Small Cap  New England Investment Management,  Loomis, Sayles & Company,
                         Inc.                                 L.P.*
Balanced                 New England Investment Management,  Wellington Management Company,
                         Inc.                                 LLP
Morgan Stanley           New England Investment Management,  Morgan Stanley Dean Witter
 International Magnum    Inc.                                 Investment Management Inc.
 Equity
Harris Oakmark Mid Cap   New England Investment Management,  Harris Associates L.P.*
 Value                   Inc.
Davis Venture Value      New England Investment Management,  Davis Selected Advisers,
                         Inc.                                 L.P.**
Alger Equity Growth      New England Investment Management,  Fred Alger Management, Inc.
                         Inc.
MFS Investors            New England Investment Management,  Massachusetts Financial
                         Inc.                                 Services Company
MFS Research Managers    New England Investment Management,  Massachusetts Financial
                         Inc.                                 Services Company

In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Harris Oakmark Mid Cap Value Series and Loomis Sayles Small Cap Series, New England Investment Management became the adviser on May 1, 1995. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management (formerly Morgan Stanley Asset Management) became the sub-adviser. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

MetLife is the investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio. Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio. For more information regarding the investment adviser and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

--------

*  An affiliate of NELICO

** Davis Selected may also delegate any of its responsibilities to Davis
   Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

                               TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to a survivorship life policy is limited. Thus, some uncertainty exists regarding the Federal income tax treatment of survivorship life policies. Nevertheless, we believe that it is reasonable to conclude that the Policies will satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate payments and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policies.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy at any time, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years is less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result would be classified as Modified Endowment Contracts. A competent tax advisor should be consulted before exercising the policy split rider.

OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

   NAME AND PRINCIPAL                    PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                      DURING THE PAST FIVE YEARS
   ------------------                    -----------------------------
James M. Benson.........  Chairman, President and Chief Executive Officer of NELICO
                           since 1998 and President, Individual Business of
                           Metropolitan Life Insurance Company since 1999; formerly,
                           Director, President and Chief Operating Officer 1997-1998
                           of NELICO; President and Chief Executive Officer 1996-
                           1997 of Equitable Life Assurance Society; President and
                           Chief Operating Officer 1996-1997 of Equitable Companies,
                           Inc.; President and Chief Operating Officer 1994-1996 of
                           Equitable Life Assurance Society.
Robert H. Benmosche.....  Director of NELICO since 1998 and Chairman, President and
 Metropolitan Life In-     Chief Executive Officer of Metropolitan Life Insurance
 surance Company           Company since 1998; formerly, Director, President and
 One Madison Avenue        Chief Operating Officer 1997-1998; Executive Vice
 New York, New York        President 1995-1997 of Metropolitan Life; Executive Vice
 10010                     President 1989-1995 of Paine Webber.
Susan C. Crampton.......  Director of NELICO since 1996 and serves as Principal of
 6 Tarbox Road             The Vermont Partnership, a business consulting firm
 Jericho, VT 05465         located in Jericho, Vermont since 1989; formerly,
                           Director 1989-1996 of New England Mutual.
Edward A. Fox...........  Director of NELICO since 1996 and Chairman of the Board of
 RR Box 67-15              SLM Holdings since 1997; formerly, Director 1994-1996 of
 Harborside, ME 04642      New England Mutual.
George J. Goodman.......  Director of NELICO since 1996 and author, television
 Adam Smith's Global       journalist, and editor.
 Television
 50th Floor, Craig Drill
 Capital
 General Motors Building
 767 Fifth Street
 New York, NY 10153
Dr. Evelyn E. Handler...  Director of NELICO since 1996 and President of Merrimack
 Ten Sterling Place        Higher Education Associates, Inc. since 1998; formerly
 Bow, NH 03304             Director 1987-1996 of New England Mutual and Executive
                           Director and Chief Executive Officer 1994-1997 of the
                           California Academy of Sciences and Research Fellow.
Philip K. Howard, Esq...  Director of NELICO since 1996 and Partner of the law firm
 Covington & Burling       of Covington & Burling in New York City.
 1330 Avenue of the
 Americas
 New York, NY 10019
Bernard A. Leventhal....  Director of NELICO since 1996; formerly, Vice Chairman of
 Burlington Industries     the Board of Directors 1995-1998 of Burlington
 1345 Avenue of the        Industries, Inc.; Director and Executive Vice President
 Americas                  1993-1995 of Burlington Menswear Division.
 New York, NY 10105
Thomas J. May...........  Director of NELICO since 1996 and Chairman, President and
 Boston Edison Company     Chief Executive Officer of Boston Edison Company since
 800 Boylston Street       1994; formerly, Director 1994-1996 of New England Mutual.
 Boston, MA 02199
Stewart G. Nagler.......  Director of NELICO since 1996 and Vice Chairman of Board
 Metropolitan Life         and Chief Financial Officer of Metropolitan Life
 One Madison Avenue        Insurance Company since 1998; formerly, Senior Executive
 New York, NY 10010        Vice President and Chief Financial Officer 1986-1998 of
                           Metropolitan Life Insurance Company.

   NAME AND PRINCIPAL                   PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                     DURING THE PAST FIVE YEARS
   ------------------                   -----------------------------
Catherine A. Rein....... Director of NELICO since 1998 and President and Chief
 Metropolitan Property    Executive Officer of Metropolitan Property and Casualty
 and Casualty             Insurance Company since 1999; formerly, Senior Executive
 Insurance Company        Vice President 1998-1999; Executive Vice President 1989-
 700 Quaker Lane          1998 of Metropolitan Life Insurance Company.
 Warwick, RI 02887
Rand N. Stowell......... Director of NELICO since 1996 and President of United
 P.O. Box 60              Timber Corp. and President, Randwell Co. since 2000 of
 Weld, ME 04285           Weld, Maine; formerly, Director 1990-1996 of New England
                          Mutual.

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                        PRINCIPAL BUSINESS EXPERIENCE
          NAME                           DURING THE PAST FIVE YEARS
          ----                          -----------------------------
James M. Benson......... See Directors above
David W. Allen.......... Senior Vice President of NELICO since 1996; formerly,
                          Senior Vice President 1994-1996 of New England Mutual.
A. Frank Beaz........... Executive Vice President of NELICO since 1999; formerly,
                          Senior Vice President 1998-1999 of NELICO; Chief
                          Administrative Officer and Senior Vice President 1997-
                          1998 of Equitable Distributors and Senior Vice President
                          1994-1997 of the Equitable Life Insurance Companies.
Pauline V. Belisle...... Senior Vice President of NELICO since 1996; formerly,
                          Senior Vice President 1994-1996 of New England Mutual.
Mary Ann Brown.......... President, New England Products and Services (a business unit of NELICO) since 1998; formerly, Director, Worldwide
                          Life Insurance 1997-1998 of Swiss Reinsurance New
                          Markets; President & Chief Executive Officer 1996-1998 of
                          Atlantic International Reinsurance Company; Executive
                          Vice President 1996-1997 of Swiss Re Atrium and Swiss Re
                          Services and Principal 1987-1996 of Tillinghast/Towers
                          Perrin.
Anthony J. Candito...... President, NEF Information Services (a business unit of
                          NELICO) and Chief Information Officer since 1998;
                          formerly, Senior Vice President 1996-1998 of NELICO;
                          Senior Vice President 1995-1996 and Vice President 1994-
                          1995 of New England Mutual.
Anne Marie Faria........ Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1990-1996 of New England Mutual.
Thom A. Faria........... President, Career Agency System (a business unit of
                          NELICO) since 1996; formerly, Executive Vice President in
                          1996, Senior Vice President 1993-1996 of New England
                          Mutual.
Anne M. Goggin.......... Senior Vice President and Associate General Counsel of
                          NELICO since 1997; formerly, Vice President and Counsel
                          of NELICO in 1996, Vice President and Counsel 1994-1996
                          of New England Mutual.
Daniel D. Jordan........ Second Vice President, Counsel, Secretary and Clerk since
                          1996; formerly, Counsel and Assistant Secretary 1990-1996
                          of New England Mutual.
Alan C. Leland, Jr. .... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1984-1996 of New England Mutual.
George J. Maloof........ Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1991-1996 of New England Mutual.
Kenneth D. Martinelli... Senior Vice President of NELICO since 1999; formerly, Vice
                          President 1997-1999 of NELICO and Vice President 1994-
                          1997 of The Equitable Life Assurance Company.

                                        PRINCIPAL BUSINESS EXPERIENCE
          NAME                           DURING THE PAST FIVE YEARS
          ----                          -----------------------------
Thomas W. McConnell..... Senior Vice President of NELICO since 1996 and Director,
                          Chief Executive Officer and President of New England
                          Securities Corporation since 1993.
Hugh C. McHaffie........ Senior Vice President of NELICO since 1999; formerly, Vice
                          President 1994-1999 of Manufacturers Life Insurance
                          Company of North America.
Stephen J. McLaughlin... Senior Vice President of NELICO since 1999; formerly, Vice
                          President 1996-1999 of NELICO and Vice President 1994-
                          1996 of New England Mutual.
Thomas W. Moore......... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1990-1996 of New England Mutual.
David Y. Rogers......... Executive Vice President and Chief Financial Officer of
                          NELICO since 1999; formerly, Partner, Actuarial
                          Consulting 1992-1999 of Price Waterhouse Coopers LLP.
John G. Small, Jr....... President, New England Services (a business unit of
                          NELICO) since 1997; formerly, Senior Vice President 1996-
                          1997 of NELICO and Senior Vice President 1990-1996 of New
                          England Mutual.
H. James Wilson......... Executive Vice President and General Counsel of NELICO
                          since 1996; formerly, Executive Vice President and
                          General Counsel 1993-1996 of New England Mutual.

The principal business address for each of the directors and officers is the same as NELICO's except where indicated.

                               TOLL-FREE NUMBERS

For information about historical values of the Variable Account sub-accounts, call 1-800-333-2501.

For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

You may also call our Client TeleService Center at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

For all other Policy changes, please contact your registered representative.

                                    EXPERTS

The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

REPORT OF INDEPENDENT AUDITORS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of the following Sub-
Accounts: Capital Growth, Bond Income, Money Market, Stock Index, Managed, Midcap Value (formerly Avanti Growth), Growth and Income (formerly Value Growth), Small Cap, U.S. Government, Balanced, Equity Growth, International Magnum Equity (formerly International Equity), Venture Value, Bond Opportunities, Investors, Research Managers, Equity-Income, Overseas, High Income and Asset Manager) of New England Life Insurance Company (the "Company") as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1999, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 2000

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

ASSETS
Investments in New England Zenith Fund,
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 value (Note 2)..........................
                   SHARES        COST
                  --------- --------------
Capital Growth
 Series.........  2,831,583 $1,086,202,933
Back Bay
 Advisors Bond
 Income Series..    738,049     79,337,797
Back Bay
 Advisors Money
 Market Series..  1,481,735    148,173,522
Westpeak Stock
 Index Series...    796,217    120,113,367
Back Bay
 Advisors
 Managed Series.    356,133     60,490,121
Goldman Sachs
 Midcap Value
 Series.........    303,945     41,326,387
Westpeak Growth
 and Income
 Series.........    476,840     86,077,139
Loomis Sayles
 Small Cap
 Series.........    494,133     72,214,392
Salomon Brothers
 U.S. Government
 Series.........     72,858        844,414
Loomis Sayles
 Balanced
 Series.........  1,214,912     18,213,928
Alger Equity
 Growth Series..  7,670,932    172,788,088
Morgan Stanley
 International
 Magnum Equity
 Series.........  1,284,810     14,534,170
Davis Venture
 Value Series...  6,183,625    126,513,387
Salomon Brothers
 Bond
 Opportunities
 Series.........    104,337      1,267,848
MFS Investors
 Series.........     77,411        773,570
MFS Research
 Managers
 Series.........     78,902        806,954
VIP Equity-
 Income
 Portfolio......  6,551,702    126,034,149
VIP Overseas
 Portfolio......  5,064,896     87,116,523
VIP High Income
 Portfolio......  1,322,300     15,875,113
VIP II Asset
 Manager
 Portfolio......    707,988     11,460,518
                            --------------
Total...........            $2,270,164,320
                            ==============
Amount due and accrued (payable) from
 policy-related transactions, net........
Dividends receivable.....................
  Total Assets
LIABILITIES
Due to New England Life Insurance
 Company.................................
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES................................
                                                                                               NEW ENGLAND ZENITH FUND
                  ------------------------------------------------------------------------------------------------------
                                                                                                   GROWTH
                     CAPITAL         BOND        MONEY        STOCK                    MIDCAP        AND        SMALL
                      GROWTH        INCOME       MARKET       INDEX       MANAGED       VALUE      INCOME        CAP
                       SUB-          SUB-         SUB-         SUB-        SUB-         SUB-        SUB-        SUB-
                     ACCOUNT        ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
ASSETS
Investments in New England Zenith Fund,
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 value (Note 2).. $1,230,974,235  $74,838,213 $148,173,522 $183,798,637 $70,090,490  $36,996,243 $94,643,283 $99,681,359
Capital Growth
 Series.........
Back Bay
 Advisors Bond
 Income Series..
Back Bay
 Advisors Money
 Market Series..
Westpeak Stock
 Index Series...
Back Bay
 Advisors
 Managed Series.
Goldman Sachs
 Midcap Value
 Series.........
Westpeak Growth
 and Income
 Series.........
Loomis Sayles
 Small Cap
 Series.........
Salomon Brothers
 U.S. Government
 Series.........
Loomis Sayles
 Balanced
 Series.........
Alger Equity
 Growth Series..
Morgan Stanley
 International
 Magnum Equity
 Series.........
Davis Venture
 Value Series...
Salomon Brothers
 Bond
 Opportunities
 Series.........
MFS Investors
 Series.........
MFS Research
 Managers
 Series.........
VIP Equity-
 Income
 Portfolio......
VIP Overseas
 Portfolio......
VIP High Income
 Portfolio......
VIP II Asset
 Manager
 Portfolio......
Total...........
Amount due and accrued (payable) from
 policy-related transactions,
 net...............     (136,071)      21,370      560,723       49,113     (11,519)      39,928       7,685      84,454
Dividends receivable..        --           --           --           --          --           --          --          --
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
  Total Assets     1,230,838,164   74,859,583  148,734,245  183,847,750  70,078,971   37,036,171  94,650,968  99,765,813
LIABILITIES
Due to New England Life Insurance
 Company...........   84,134,782    6,819,176   11,964,362   19,325,681   5,908,740    3,542,818   9,540,656  10,713,149
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.......   $1,146,703,382 $68,040,407 $136,769,883 $164,522,069 $64,170,231  $33,493,353 $85,110,312 $89,052,664
                  =============== =========== ============ ============ ============ =========== =========== ===========

                       See Notes to Financial Statements

-------------------------------------------------------------------------------------------------
                                     INTERNATIONAL
   U.S.                    EQUITY       MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH       EQUITY        VALUE     OPPORTUNITIES INVESTORS  MANAGERS
   SUB-        SUB-         SUB-         SUB-          SUB-         SUB-        SUB-       SUB-
 ACCOUNT      ACCOUNT     ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT   ACCOUNT
----------  ----------- ------------ ------------- ------------ ------------- ---------  --------
 $787,592   $16,826,533 $225,065,146  $18,180,067  $164,917,275  $1,113,279   $794,240   $945,245
   10,965       157,461      236,677       96,973       124,826       5,544     (2,239)    (2,139)
       --            --           --           --            --          --         --         --
 --------   ----------- ------------  -----------  ------------  ----------   --------   --------
  798,557    16,983,994  225,301,823   18,277,040   165,042,101   1,118,823    792,001    943,106
   41,247     1,694,626   26,656,245    2,058,494    18,572,069      57,789     99,163    154,903
 --------   ----------- ------------  -----------  ------------  ----------   --------   --------
 $757,310   $15,289,368 $198,645,578  $16,218,546  $146,470,032  $1,061,034   $692,838   $788,203
 ========   =========== ============  ===========  ============  ==========   ========   ========
                                        VARIABLE
                                        INSURANCE
         VARIABLE INSURANCE             PRODUCTS
            PRODUCTS FUND                FUND II
-----------------------------------------------------------------
  EQUITY-                     HIGH        ASSET
   INCOME       OVERSEAS     INCOME      MANAGER
    SUB-          SUB-        SUB-        SUB-
  ACCOUNT       ACCOUNT      ACCOUNT     ACCOUNT       TOTAL
------------- ------------ ----------- ----------- --------------
$168,444,262  $138,980,751 $14,955,213 $13,218,146 $2,703,423,731
      (5,066)      101,197       2,344         592      1,342,818
          --            --          --          --             --
------------- ------------ ----------- ----------- --------------
 168,439,196   139,081,948  14,957,557  13,218,738  2,704,766,549
  16,380,286    12,743,559   1,476,634   1,448,557    233,332,936
------------- ------------ ----------- ----------- --------------
$152,058,910  $126,338,389 $13,480,923 $11,770,181 $2,471,433,613
============= ============ =========== =========== ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                                               NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND       MONEY       STOCK                   MIDCAP        AND         SMALL
                             GROWTH       INCOME      MARKET      INDEX      MANAGED      VALUE       INCOME         CAP
                              SUB-         SUB-        SUB-       SUB-         SUB-        SUB-        SUB-         SUB-
                            ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
INCOME
 Dividends..............  $239,049,928  $5,475,221  $5,083,165 $ 4,154,533  $9,783,326  $  459,624  $12,174,462  $   260,319
EXPENSE
 Mortality and expense
 risk charge (Note 3)...     6,723,595     471,818     638,578   1,013,735     421,255     330,436      578,297      538,571
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net investment income
 (loss).................   232,326,333   5,003,403   4,444,587   3,140,798   9,362,071     129,188   11,596,165     (278,252)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of period...   215,969,495   1,209,273          --  39,965,167  13,285,666  (3,807,527)  13,616,695    3,516,783
  End of period.........   144,771,302  (4,499,584)         --  63,685,270   9,600,369  (4,330,144)   8,566,144   27,466,967
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net change in
 unrealized appreciation
 (depreciation).........   (71,198,193) (5,708,857)         --  23,720,103  (3,685,297)   (522,617)  (5,050,551)  23,950,184
 Net realized gain
 (loss) on investments..      (572,298)      1,487          --     (52,322)    (65,614)     (9,202)     (33,403)       2,146
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net realized and
 unrealized gain (loss)
 on investments.........   (71,770,491) (5,707,370)         --  23,667,781  (3,750,911)   (531,819)  (5,083,954)  23,952,330
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $160,555,842  $ (703,967) $4,444,587 $26,808,579  $5,611,160  $ (402,631) $ 6,512,211  $23,674,078
                          ============  ==========  ========== ===========  ==========  ==========  ===========  ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-        SUB-         SUB-          SUB-         SUB-          SUB-         SUB-      SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT
----------  -----------  -----------  ------------- -----------  ------------- ---------- ---------
 $ 46,383   $   998,875  $26,651,028   $   60,426   $ 3,101,039    $ 90,809     $ 1,921   $     --
   10,668       126,629    1,069,420      119,372       961,922      24,177         533      1,540
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
   35,715       872,246   25,581,608      (58,946)    2,139,117      66,632       1,388     (1,540)
   15,209     1,036,991   30,707,168      194,954    20,008,648     (46,594)         --         --
  (56,822)   (1,387,395)  52,277,058    3,645,897    38,403,888    (154,569)     20,670    138,291
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (72,031)   (2,424,386)  21,569,890    3,450,943    18,395,240    (107,975)     20,670    138,291
   (1,634)      (14,874)    (116,438)      (4,634)      (47,139)      1,097       8,670    (34,566)
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (73,665)   (2,439,260)  21,453,452    3,446,309    18,348,101    (106,878)     29,340    103,725
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
 $(37,950)  $(1,567,014) $47,035,060   $3,387,363   $20,487,218    $(40,246)    $30,728   $102,185
 ========   ===========  ===========   ==========   ===========    ========     =======   ========
                                       VARIABLE
                                      INSURANCE
          VARIABLE INSURANCE           PRODUCTS
            PRODUCTS FUND              FUND II
---------------------------------------------------------------------------------------------------
  EQUITY-                    HIGH       ASSET
  INCOME      OVERSEAS      INCOME     MANAGER
   SUB-         SUB-         SUB-        SUB-
  ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT       TOTAL
------------ ------------ ----------- ----------- -------------
$ 7,478,140  $ 3,746,050  $1,147,254  $  713,060  $320,475,563
  1,005,310      681,381      87,077      74,260    14,878,574
------------ ------------ ----------- ----------- -------------
  6,472,830    3,064,669   1,060,177     638,800   305,596,989
 39,593,709   14,768,529    (611,552)  1,247,559   390,670,173
 42,410,113   51,864,228    (919,900)  1,757,628   433,259,411
------------ ------------ ----------- ----------- -------------
  2,816,404   37,095,699    (308,348)    510,069    42,589,238
   (592,373)    (370,244)     48,706      (3,669)   (1,856,304)
------------ ------------ ----------- ----------- -------------
  2,224,031   36,725,455    (259,642)    506,400    40,732,934
------------ ------------ ----------- ----------- -------------
$ 8,696,861  $39,790,124  $  800,535  $1,145,200  $346,329,923
============ ============ =========== =========== =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL       BOND      MONEY       STOCK                   MIDCAP         AND
                             GROWTH      INCOME     MARKET      INDEX      MANAGED      VALUE        INCOME
                              SUB-        SUB-       SUB-       SUB-        SUB-         SUB-         SUB-
                            ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT       ACCOUNT
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
INCOME
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========

                       See Notes to Financial Statements

                                                                                                VARIABLE INSURANCE
                                                                                                  PRODUCTS FUND
--------------------------------------------------------------------------------------- ----------------------------------
                                                INTERNATIONAL
   SMALL         U.S.                 EQUITY       MAGNUM       VENTURE       BOND        EQUITY-                 HIGH
    CAP       GOVERNMENT  BALANCED    GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS    INCOME
   SUB-          SUB-       SUB-       SUB-         SUB-         SUB-         SUB-         SUB-        SUB-       SUB-
  ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
-------------------------------------------------------------------------
  ASSET
 MANAGER
   SUB-
 ACCOUNT      TOTAL
---------- ------------
$  835,511 $187,037,382
    50,140   10,697,110
---------- ------------
   785,371  176,340,272
   971,097  203,203,584
 1,247,559  390,670,172
---------- ------------
   276,461  187,466,588
     4,137    7,251,049
---------- ------------
   280,598  194,717,637
---------- ------------
$1,065,969 $371,057,909
=======    ========== ===========   =========   ===========   ========    =========== ========== ===========
========== ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                  NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------
                                                                                                  GROWTH
                            CAPITAL        BOND      MONEY       STOCK                 MIDCAP      AND
                             GROWTH       INCOME     MARKET      INDEX     MANAGED     VALUE      INCOME
                              SUB-         SUB-       SUB-       SUB-        SUB-       SUB-       SUB-
                            ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
INCOME
 Dividends..............  $184,229,729  $3,419,409 $1,852,865 $ 1,082,727 $5,025,764 $2,781,138 $3,928,553
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     4,170,905     253,374    241,048     333,771    229,423    207,451    190,264
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net investment income
  (loss)................   180,058,824   3,166,035  1,611,817     748,956  4,796,341  2,573,687  3,738,289
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......   138,009,405      40,519         --   7,633,013  6,137,629  4,823,316  3,107,090
 End of year............    91,366,363     892,059         --  19,889,059  9,447,437  6,964,381  6,858,664
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   (46,643,042)    851,540         --  12,256,046  3,309,808  2,141,065  3,751,574
 Net realized gain on
  investments...........     1,699,829      15,488         --      35,165    242,079     87,159     17,721
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........   (44,943,213)    867,028         --  12,291,211  3,551,887  2,228,224  3,769,295
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $135,115,611  $4,033,063 $1,611,817 $13,040,167 $8,348,228 $4,801,911 $7,507,584
                          ============  ========== ========== =========== ========== ========== ==========

                       See Notes to Financial Statements

                                                                                                                   VARIABLE
                                                                                                                   INSURANCE
                                                                                         VARIABLE INSURANCE        PRODUCTS
                                                                                            PRODUCTS FUND           FUND II
---------------------------------------------------------------------------------- ------------------------------- ---------
                                           INTERNATIONAL
  SMALL        U.S.               EQUITY      MAGNUM       VENTURE       BOND        EQUITY-                HIGH     ASSET
   CAP      GOVERNMENT BALANCED   GROWTH      EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS   INCOME   MANAGER
   SUB-        SUB-      SUB-      SUB-        SUB-         SUB-         SUB-         SUB-        SUB-      SUB-     SUB-
 ACCOUNT     ACCOUNT   ACCOUNT   ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT
----------  ---------- -------- ---------- ------------- ----------- ------------- ----------- ---------- -------- ---------
$6,279,206    $9,089   $438,430 $4,721,050   $ 209,389   $ 1,822,395    $43,914    $ 8,872,794 $5,434,055 $393,295 $528,401
   275,141     2,290     50,941    265,599      51,702       276,055      9,400        676,059    447,597   41,502   33,135
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 6,004,065     6,799    387,489  4,455,451     157,687     1,546,340     34,514      8,196,735  4,986,458  351,793  495,266
 3,059,565      (819)   236,625  2,084,389     136,191     2,398,023     (1,153)    16,409,989  9,502,216  362,600  547,647
 5,422,058    (1,916)   642,612  5,391,267    (155,006)   10,716,783     (2,256)    32,699,163 11,137,299  964,520  971,097
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 2,362,493    (1,097)   405,987  3,306,878    (291,197)    8,318,760     (1,103)    16,289,174  1,635,083  601,920  423,450
    20,956         1     55,231     75,802       8,303        21,718        201        126,489     67,905   12,234    5,368
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 2,383,449    (1,096)   461,218  3,382,680    (282,894)    8,340,478       (902)    16,415,663  1,702,988  614,154  428,818
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
$8,387,514    $5,703   $848,707 $7,838,131   $(125,207)  $ 9,886,818    $33,612    $24,612,398 $6,689,446 $965,947 $924,084
==========    ======   ======== ==========   =========   ===========    =======    =========== ========== ======== ========
----------------------------------------------------------------------------------



   TOTAL
------------
$231,072,203
   7,755,657
------------
 223,316,546
 194,486,245
 203,203,584
------------
   8,717,339
   2,491,649
------------
  11,208,988
------------
$234,525,534
============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                        CAPITAL         BOND          MONEY         STOCK                     MIDCAP
                         GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE
                          SUB-          SUB-          SUB-           SUB-         SUB-         SUB-
                        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
                     --------------  -----------  -------------  ------------  -----------  -----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $  232,326,333  $ 5,003,403  $   4,444,587  $  3,140,798  $ 9,362,071  $   129,188
 Net realized and
  unrealized gain
  (loss) on
  investments.....      (71,770,491)  (5,707,370)            --    23,667,781   (3,750,911)    (531,819)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      160,555,842     (703,967)     4,444,587    26,808,579    5,611,160     (402,631)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............      142,211,177   13,805,688    214,469,972    29,988,746   10,115,433    7,098,841
 Net transfers
  (to) from other
  sub-accounts....       (3,426,057)   5,993,183   (132,180,032)   28,975,401    3,130,211   (1,928,318)
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........     (127,342,172)  (8,870,541)   (35,295,568)  (21,960,448)  (7,936,560)  (3,985,601)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...       11,442,948   10,928,330     46,994,372    37,003,699    5,309,084    1,184,922
                     --------------  -----------  -------------  ------------  -----------  -----------
 Net increase
  (decrease) in
  net assets......      171,998,790   10,224,363     51,438,959    63,812,278   10,920,244      782,291
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........      974,704,592   57,816,044     85,330,924   100,709,791   53,249,987   32,711,062
                     --------------  -----------  -------------  ------------  -----------  -----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $1,146,703,382  $68,040,407  $ 136,769,883  $164,522,069  $64,170,231  $33,493,353
                     ==============  ===========  =============  ============  ===========  ===========
                            NEW ENGLAND ZENITH FUND
                     --------------------------------------
                        GROWTH
                         AND          SMALL         U.S.
                        INCOME         CAP       GOVERNMENT
                         SUB-          SUB-         SUB-
                       ACCOUNT       ACCOUNT      ACCOUNT
                     ------------- ------------- ----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $ 11,596,165  $   (278,252)  $ 35,715
 Net realized and
  unrealized gain
  (loss) on
  investments.....     (5,083,954)   23,952,330    (73,665)
                     ------------- ------------- ----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      6,512,211    23,674,078    (37,950)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............     15,769,644    16,994,060         --
 Net transfers
  (to) from other
  sub-accounts....     14,513,514    (3,433,209)    79,255
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........    (10,636,850)  (11,981,152)    24,393
                     ------------- ------------- ----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...     19,646,308     1,579,699    103,648
                     ------------- ------------- ----------
 Net increase
  (decrease) in
  net assets......     26,158,519    25,253,777     65,698
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........     58,951,793    63,798,887    691,612
                     ------------- ------------- ----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $ 85,110,312  $ 89,052,664   $757,310
                     ============= ============= ==========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------------------
                           INTERNATIONAL
                EQUITY        MAGNUM       VENTURE         BOND                 RESEARCH
 BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-          SUB-          SUB-          SUB-          SUB-         SUB-      SUB-
  ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT     ACCOUNT    ACCOUNT
-----------  ------------  ------------- ------------  ------------- ---------- ---------
$   872,246  $ 25,581,608   $   (58,946) $  2,139,117   $   66,632    $  1,388  $ (1,540)
 (2,439,260)   21,453,452     3,446,309    18,348,101     (106,878)     29,340   103,725
-----------  ------------   -----------  ------------   ----------    --------  --------
 (1,567,014)   47,035,060     3,387,363    20,487,218      (40,246)     30,728   102,185
  4,093,455    31,646,457     3,430,299    32,031,496           --      75,935    86,667
  1,865,860    59,949,102     1,463,742    22,546,367        1,100     684,756   763,549
 (1,579,581)  (30,858,890)   (2,381,414)  (23,867,517)       9,526     (98,581) (164,198)
-----------  ------------   -----------  ------------   ----------    --------  --------
  4,379,734    60,736,669     2,512,627    30,710,346       10,626     662,110   686,018
-----------  ------------   -----------  ------------   ----------    --------  --------
  2,812,720   107,771,729     5,899,990    51,197,564      (29,620)    692,838   788,203
 12,476,648    90,873,849    10,318,556    95,272,468    1,090,654          --        --
-----------  ------------   -----------  ------------   ----------    --------  --------
$15,289,368  $198,645,578   $16,218,546  $146,470,032   $1,061,034    $692,838  $788,203
===========  ============   ===========  ============   ==========    ========  ========
                                           VARIABLE
                                          INSURANCE
    VARIABLE INSURANCE                     PRODUCTS
      PRODUCTS FUND                        FUND II
-----------------------------------------------------------------------------------------
  EQUITY-                      HIGH         ASSET
   INCOME       OVERSEAS      INCOME       MANAGER
    SUB-          SUB-         SUB-         SUB-
  ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT        TOTAL
------------- ------------- ------------ ------------ ---------------
$  6,472,830  $  3,064,669  $ 1,060,177  $   638,800  $  305,596,989
   2,224,031    36,725,455     (259,642)     506,400      40,732,934
------------- ------------- ------------ ------------ ---------------
   8,696,861    39,790,124      800,535    1,145,200     346,329,923
  26,649,674    17,254,614    3,727,099    2,393,210     571,842,467
  (2,823,843)    1,086,949    1,354,057    1,384,413              --
 (19,017,183)  (16,067,097)  (2,389,723)  (1,339,833)   (325,738,990)
------------- ------------- ------------ ------------ ---------------
   4,808,648     2,274,466    2,691,433    2,437,790     246,103,477
------------- ------------- ------------ ------------ ---------------
  13,505,509    42,064,590    3,491,968    3,582,990     592,433,400
 138,553,401    84,273,799    9,988,955    8,187,191   1,879,000,213
------------- ------------- ------------ ------------ ---------------
$152,058,910  $126,338,389  $13,480,923  $11,770,181  $2,471,433,613
============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                 NEW ENGLAND ZENITH FUND
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         GROWTH
                      CAPITAL        BOND          MONEY         STOCK                      MIDCAP         AND         SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE        INCOME         CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-          SUB-         SUB-         SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-accounts...     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

                                                                                            VARIABLE INSURANCE
                                                                                               PRODUCTS FUND
 -------------------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL
    U.S.                      EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                      HIGH
 GOVERNMENT    BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME       OVERSEAS      INCOME
    SUB-         SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-         SUB-
  ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
 ----------   -----------  ------------  ------------- ------------  ------------- ------------  ------------  -----------
 $  34,649    $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920   $  7,186,371  $  5,543,453  $   996,739
    17,136        401,219    25,372,043       355,856     9,314,386      (43,844)     7,455,548     3,964,503   (1,555,159)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
    51,785        955,409    28,518,286       558,517    11,714,181       47,076     14,641,919     9,507,956     (558,420)
        --      3,185,034    18,566,913     3,131,225    24,165,947           --     26,170,240    17,386,996    2,434,923
   590,096      3,794,185    16,305,214       999,735    23,584,994      612,788      8,474,098       342,473    2,823,884
  (111,452)    (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)   (18,064,178)  (10,788,946)  (1,891,706)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   478,644      4,645,991    20,418,503     2,627,002    32,141,554      455,841     16,580,160     6,940,523    3,367,101
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   530,429      5,601,400    48,936,789     3,185,519    43,855,735      502,917     31,222,080    16,448,479    2,808,682
   161,183      6,875,248    41,937,060     7,133,037    51,416,733      587,737    107,331,321    67,825,320    7,180,273
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
 $ 691,612    $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654   $138,553,401  $ 84,273,799  $ 9,988,955
 =========    ===========  ============   ===========  ============   ==========   ============  ============  ===========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
----------------------------------------------------------------------------------
   ASSET
  MANAGER
   SUB-
  ACCOUNT        TOTAL
------------ ---------------
$   785,371  $  176,340,272
    280,598     194,717,637
------------ ---------------
  1,065,969     371,057,909
  1,626,307     516,501,076
  1,297,121              --
 (1,251,084)   (277,154,223)
------------ ---------------
  1,672,344     239,346,853
------------ ---------------
  2,738,313     610,404,762
  5,448,878   1,268,595,450
------------ ---------------
$ 8,187,191  $1,879,000,212
============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------------
                      CAPITAL        BOND          MONEY         STOCK                     MIDCAP                     SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE     GROWTH AND       CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-         SUB-      INCOME SUB-     SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 180,058,824  $ 3,166,035  $   1,611,817  $    748,956  $ 4,796,341  $ 2,573,687  $ 3,738,289  $ 6,004,065
 Net realized and
  unrealized gain
  (loss) on
  investments....    (44,943,213)     867,028             --    12,291,211    3,551,887    2,228,224    3,769,295    2,383,449
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....    135,115,611    4,033,063      1,611,817    13,040,167    8,348,228    4,801,911    7,507,584    8,387,514
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    115,563,292    9,916,442    112,790,933    11,030,326    6,066,893    8,052,822    6,483,236   12,931,007
 Net transfers
  (to) from other
  sub-
  accounts.......     19,184,703    2,250,884   (100,492,346)   13,670,086    2,168,458      728,467    6,112,407   13,551,252
 Net transfers to
  New England
  Life Insurance
  Company........   (103,221,618)  (7,435,545)   (10,617,259)  (11,516,905)  (6,628,199)  (5,007,957)  (5,507,253)  (8,882,069)
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets
  resulting from
  policy related
  transactions...     31,526,377    4,731,781      1,681,328    13,183,507    1,607,152    3,773,332    7,088,390   17,600,190
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets.....    166,641,988    8,764,844      3,293,145    26,223,674    9,955,380    8,575,243   14,595,974   25,987,704
NET ASSETS, AT
 BEGINNING OF THE
 YEAR............    524,999,620   32,750,856     29,812,279    31,327,162   28,585,004   22,491,360   17,171,696   21,522,731
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT
 END OF THE YEAR.  $ 691,641,608  $41,515,700  $  33,105,424  $ 57,550,836  $38,540,384  $31,066,603  $31,767,670  $47,510,435
                   =============  ===========  =============  ============  ===========  ===========  ===========  ===========

                       See Notes to Financial Statements

                                                                                         VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- --------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                     HIGH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME      OVERSEAS      INCOME
   SUB-        SUB-         SUB-          SUB-          SUB-          SUB-          SUB-         SUB-         SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
----------  -----------  -----------  ------------- ------------  ------------- ------------  -----------  -----------
 $  6,799   $   387,489  $ 4,455,451   $   157,687  $  1,546,340    $ 34,514    $  8,196,735  $ 4,986,458  $   351,793
   (1,096)      461,218    3,382,680      (282,894)    8,340,478        (902)     16,415,663    1,702,988      614,154
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
    5,703       848,707    7,838,131      (125,207)    9,886,818      33,612      24,612,398    6,689,446      965,947
       --     2,146,406   14,606,449     3,056,999    13,157,429          --      23,866,781   17,551,475    2,042,291
  118,925     2,461,028    6,194,266     1,537,466    22,596,463     563,357       5,377,892    1,724,137    1,829,771
   (9,482)   (1,814,302)  (8,772,068)   (1,574,196)  (10,885,947)    (36,000)    (18,885,322)  (9,549,079)  (1,756,377)
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  109,443     2,793,132   12,028,647     3,020,269    24,867,945     527,357      10,359,351    9,726,533    2,115,685
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  115,146     3,641,839   19,866,778     2,895,062    34,754,763     560,969      34,971,749   16,415,979    3,081,632
   46,037     3,233,409   22,070,282     4,237,975    16,661,970      26,768      72,359,572   51,409,341    4,098,641
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
 $161,183   $ 6,875,248  $41,937,060   $ 7,133,037  $ 51,416,733    $587,737    $107,331,321  $67,825,320  $ 7,180,273
 ========   ===========  ===========   ===========  ============    ========    ============  ===========  ===========
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
-------------------------------------------------------------------------------
  ASSET
 MANAGER
   SUB-
 ACCOUNT        TOTAL
----------- ---------------
$  495,266  $  223,316,546
   428,818      11,208,988
----------- ---------------
   924,084     234,525,534
 1,403,144     360,665,925
   422,784              --
  (881,229)   (212,980,807)
----------- ---------------
   944,699     147,685,118
----------- ---------------
 1,868,783     382,210,652
 3,580,095     886,384,798
----------- ---------------
$5,448,878  $1,268,595,450
=========== ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has twenty investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the twenty Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" , "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% and .75% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% and .60% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") and flexible premium ("Zenith Executive Advantage Plus") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90% and a maximum annual rate of .75%, respectively

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, Inc. (formerly, TNE Advisers, Inc.), which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

         SERIES                           ADVISER                             SUB-ADVISER
         ------           --------------------------------------- ------------------------------------
Capital Growth..........  CGM*                                                     --
Back Bay Advisors Money
 Market.................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Back Bay Advisors Bond
 Income.................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Back Bay Advisors
 Managed................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Westpeak Stock Index....  New England Investment Management, Inc. Westpeak Investment Advisors, L.P. *
Westpeak Growth and
 Income.................  New England Investment Management, Inc. Westpeak Investment Advisors, L.P. *
Goldman Sachs Midcap
 Value..................  New England Investment Management, Inc. Goldman Sachs Asset Management
Loomis Sayles Small Cap.  New England Investment Management, Inc. Loomis, Sayles & Company, L.P. *
Loomis Sayles Balanced..  New England Investment Management, Inc. Loomis, Sayles & Company, L.P. *
Morgan Stanley
 International Magnum     New England Investment Management, Inc. Morgan Stanley Dean Witter
 Equity.................                                          Investment Management Inc.
Davis Venture Value.....  New England Investment Management, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth.....  New England Investment Management, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S.     New England Investment Management, Inc. Salomon Brothers Asset
 Government.............                                          Management Inc
Salomon Brothers
 Strategic Bond
 Opportunities..........  New England Investment Management, Inc. Salomon Brothers Asset
                                                                  Management Inc
MFS Investors...........  New England Investment Management, Inc. Massachusetts Financial
                                                                  Services Company
MFS Research Managers...  New England Investment Management, Inc. Massachusetts Financial
                                                                  Services Company

*An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and Morgan Stanley Dean Witter Investment Management Inc. became the sub-adviser of the Series, succeeding Draycott Partners, Ltd.

Effective May 1, 1998 Goldman Sachs Asset Management ("Goldman Sachs") became the sub-adviser of the Loomis Sayles Avanti Growth Series, succeeding Loomis Sayles & Company, L.P., and the name of the Series was changed to the "Goldman Sachs Midcap Value Series". Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1999:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth Series.............................  $242,198,370 $241,707,039
   Back Bay Advisors Money Market Series.............   327,644,952  277,923,925
   Back Bay Advisors Bond Income Series..............    36,178,905   24,991,981
   Back Bay Advisors Managed Series..................    24,394,855   18,680,924
   Westpeak Stock Index Series.......................    81,767,015   38,818,677
   Westpeak Growth and Income Series.................    43,834,304   22,733,178
   Goldman Sachs Midcap Value Series.................    14,632,125   14,003,124
   Loomis Sayles Small Cap Series....................    32,520,472   28,114,874
   Loomis Sayles Balanced Series.....................    11,121,785    7,665,490
   Morgan Stanley International Magnum Equity Series.     8,500,269    5,336,590
   Davis Venture Value Series........................    74,752,030   39,161,371
   Alger Equity Growth Series........................   112,530,144   37,977,904
   Salomon Bothers U.S. Government Series............       728,153      711,346
   Salomon Bothers Strategic Bond Opportunities
    Series...........................................       504,155      619,331
   MFS Investors Series *............................       853,017       92,276
   MFS Research Managers Series *....................       869,163       29,781
   VIP Equity-Income Portfolio.......................    48,322,887   44,032,962
   VIP Overseas Portfolio............................    36,474,794   30,947,930
   VIP High Income Portfolio.........................    10,500,033    7,853,618
   VIP II Asset Manager Portfolio....................     6,412,123    3,587,782

*For the period April 30, 1999 (Commencement of Operations) to December 31,
1999.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, and Zenith Executive Advantage Plus, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %   15.30 %
Bond Income.............   7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %   (0.81)%
Money Market............   7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %    4.60 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %   19.96 %
Managed.................   2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %    9.59 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%    0.00 %
Growth and Income..................................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %    8.97 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %    5.96 %
Overseas...........................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %   42.13 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%   31.29 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%    7.78 %
Asset Manager...............................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %   10.70 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.84%   12.78%   25.19 %   47.27 %   33.66 %
Balanced.............................................................     13.75%   16.50%   15.77 %    8.73 %   (5.39)%
International Magnum Equity..........................................      3.85%    6.30%   (1.64)%    6.90 %   24.18 %
Venture Value........................................................     21.64%   25.40%   33.03 %   14.02 %   17.11 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.61 %
Research Managers........................................................................................       19.52 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %   15.18 %
Bond Income.............   7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %   (0.91)%
Money Market............   7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %    4.49 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %   19.84 %
Managed.................   2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %    9.48 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%   (0.10)%
Growth and Income..................................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %    8.86 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity Income......................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %    5.85 %
Overseas...........................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %   41.99 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%   31.16 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%    7.67 %
Asset Manager...............................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %   10.59 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.76%   12.66%   25.06 %   47.12 %   33.53 %
Balanced.............................................................     13.67%   16.39%   15.66 %    8.62 %   (5.49)%
International Magnum Equity..........................................      3.79%    6.19%   (1.74)%    6.79 %   24.05 %
Venture Value........................................................     21.56%   25.27%   32.90 %   13.90 %   16.99 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.54 %
Research Managers........................................................................................       19.44 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %   15.01 %
Bond Income.............   7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %   (1.06)%
Money Market............   7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %    4.34 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %   19.66 %
Managed.................   2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %    9.31 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%   (0.25)%
Growth and Income..................................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %    8.70 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %    5.69 %
Overseas...........................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %   41.77 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%   30.96 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%    7.51 %
Asset Manager...............................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %   10.43 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.64%   12.49%   24.88 %   46.90 %   33.33 %
Balanced.............................................................     13.56%   16.21%   15.48 %    8.46 %   (5.63)%
International Magnum Equity..........................................      3.68%    6.03%   (1.89)%    6.63 %   23.87 %
Venture Value........................................................     21.44%   25.08%   32.70 %   13.73 %   16.81 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.44 %
Research Managers........................................................................................       19.32 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %   14.67 %
Bond Income.............   7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %   (1.36)%
Money Market............   7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %    4.03 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %   19.30 %
Managed.................   2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %    8.98 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%   (0.55)%
Growth and Income..................................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %    8.37 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %    5.38 %
Overseas...........................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %   41.35 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%   30.57 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%    7.19 %
Asset Manager...............................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %   10.10 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.39%   12.15%   24.50 %   46.46 %   32.93 %
Balanced.............................................................     13.33%   15.86%   15.14 %    8.13 %   (5.91)%
International Magnum Equity..........................................      3.48%    5.71%   (2.18)%    6.31 %   23.50 %
Venture Value........................................................     21.20%   24.71%   32.30 %   13.39 %   16.47 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.23 %
Research Managers........................................................................................       19.08 %

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES


                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %   14.84 %
Bond Income.............   7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %   (1.21)%
Money Market............   7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %    4.18 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %   19.48 %
Managed.................   2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %    9.15 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%   (0.40)%
Growth and Income..................................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %    8.53 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %    5.54 %
Overseas...........................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %   41.56 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%   30.77 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%    7.35 %
Asset Manager...............................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %   10.26 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.51%   12.32%   24.69 %   46.68 %   33.13 %
Balanced.............................................................     13.44%   16.03%   15.31 %    8.29 %   (5.77)%
International Magnum Equity..........................................      3.58%    5.87%   (2.04)%    6.47 %   23.68 %
Venture Value........................................................     21.32%   24.89%   32.50 %   13.56 %   16.64 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.34 %
Research Managers........................................................................................       19.20 %

* Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %   15.70 %
Bond Income.............   8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%
Money Market............   8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %
Managed.................   3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %
Growth and Income..................................    14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %    6.33 %
Overseas...........................................    14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %   42.63 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................     (.37)%   20.79%   13.75%   17.67 %   (4.33)%    8.15 %
Asset Manager...............................................    (4.65)%   17.68%   14.31%   20.65 %   15.05 %   11.09 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     25.13%   13.17%   25.63 %   47.78 %   34.13 %
Balanced.............................................................     14.01%   16.91%   16.18 %    9.11 %   (5.06)%
International Magnum Equity..........................................      4.01%    6.67%   (1.30)%    7.27 %   24.61 %
Venture Value........................................................     21.92%   25.84%   33.50 %   14.41 %   17.52 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.85 %
Research Managers........................................................................................       19.80 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ---------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- -------- -------- --------  -------- -------- --------  --------  --------
Bond Income.............   8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%
Money Market............   8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %
                         1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- -------- -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %
Managed.................   3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %
                                                     4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                          12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                          -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %
Growth and Income..................................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %
                                                              5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                   12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                   --------  -------- -------- --------  --------  --------
Small Cap...................................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %
                                                                        5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                             12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                             -------- -------- --------  --------  --------
Equity Growth........................................................    25.13%   13.17%   25.63 %   47.78 %   34.13 %
Balanced.............................................................    14.01%   16.91%   16.18 %    9.11 %   (5.06)%
International Magnum Equity..........................................     4.01%    6.67%   (1.30)%    7.27 %   24.61 %
Venture Value........................................................    21.92%   25.84%   33.50 %   14.41 %   17.52 %
                                                                                 6/28/96- 1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                                      12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                                      -------- --------  --------  --------
U.S. Government...............................................................     4.55%    8.47 %    7.61 %    0.17 %
Strategic Bond Opportunities..................................................     8.46%   11.07 %    2.04 %    1.44 %
                                                                                                              4/30/99-
SUB-ACCOUNT                                                                                                   12/31/99
-----------                                                                                                   --------
Investors................................................................................................       2.85 %
Research Managers........................................................................................      19.80 %

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

NEW ENGLAND LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Policyholders of New England Life Insurance
Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 2000

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 1999 AND 1998 (IN THOUSANDS)

                                                            1999        1998
                                                         ----------  ----------
ASSETS
Investments:
 Fixed Maturities, Available for Sale, at Estimated Fair
  Value................................................. $  735,697  $  769,364
 Equity Securities, at Fair Value.......................     22,685      13,240
 Policy Loans...........................................    181,995     135,800
 Short-Term Investments.................................     62,619      52,285
 Other Invested Assets..................................     16,798      16,372
                                                         ----------  ----------
    Total Investments...................................  1,019,794     987,061
Cash and Cash Equivalents...............................     84,371      43,598
Deferred Policy Acquisition Costs.......................    930,703     710,961
Accrued Investment Income...............................     29,940      21,802
Premiums and Other Receivables..........................    119,750     145,117
Other Assets............................................    105,982     111,067
Separate Account Assets.................................  4,840,029   3,258,383
                                                         ----------  ----------
    TOTAL ASSETS........................................ $7,130,569  $5,277,989
                                                         ==========  ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.................................. $  614,927  $  561,746
Policyholder Account Balances...........................    325,385     210,242
Other Policyholder Funds................................    245,339     186,255
Policyholder Dividends Payable..........................        977         609
Short and Long-Term Debt................................     75,053      82,855
Income Taxes Payable:
 Current................................................        (77)     10,984
 Deferred...............................................     38,669      42,334
Due to Parent...........................................     72,247         789
Other Liabilities.......................................     64,717      78,721
Separate Account Liabilities............................  4,840,029   3,258,383
                                                         ----------  ----------
    TOTAL LIABILITIES...................................  6,277,266   4,432,918
                                                         ----------  ----------
Commitments and Contingencies (Notes 4, 8 and 9)

EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding.......      2,500       2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding......          0           0
Contributed Capital.....................................    647,273     647,273
Retained Earnings.......................................    214,528     177,859
Accumulated Other Comprehensive Income..................    (10,998)     17,439
                                                         ----------  ----------
    TOTAL EQUITY........................................    853,303     845,071
                                                         ----------  ----------
TOTAL LIABILITIES AND EQUITY............................ $7,130,569  $5,277,989
                                                         ==========  ==========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                       1999      1998     1997
                                                     --------  -------- --------
REVENUES
Premiums...........................................  $123,638  $100,689 $ 63,616
Universal Life and Investment-Type Product Policy
 Fees..............................................   220,841   173,766  145,157
Net Investment Income..............................    68,498    49,077   61,059
Investment Gains (Losses), Net.....................     2,922     5,610      890
Commissions, Fees and Other Income.................   265,891   192,411   28,302
                                                     --------  -------- --------
  TOTAL REVENUES...................................   681,790   521,553  299,024
                                                     --------  -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..............................   193,293   149,687  100,180
Interest Credited to Policyholder Account Balances.    10,721     7,735    6,220
Policyholder Dividends.............................    20,827    22,989   21,325
Other Operating Costs and Expenses.................   381,881   316,659  144,342
                                                     --------  -------- --------
  TOTAL BENEFITS AND OTHER DEDUCTIONS..............   606,722   497,070  272,067
                                                     --------  -------- --------
Income From Operations Before Income Taxes.........    75,068    24,483   26,957
Income Taxes.......................................    29,344    13,046    4,988
                                                     --------  -------- --------
NET INCOME.........................................  $ 45,724  $ 11,437 $ 21,969
                                                     --------  -------- --------
Other Comprehensive Income (Loss), Net of Tax:
 Unrealized Investment Gains (Losses) (Net of
  Related Offsets, Reclassification Adjustments and
  Income Taxes, of $45,376, $(299) and $(16,588),
  Respectively)....................................   (28,437)       92   13,620
                                                     --------  -------- --------
COMPREHENSIVE INCOME...............................  $ 17,287  $ 11,529 $ 35,589
                                                     ========  ======== ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EQUITY

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)


                                    CAPITAL              ACCUMULATED
                                    STOCK &                 OTHER
                                  CONTRIBUTED RETAINED  COMPREHENSIVE
                                    CAPITAL   EARNINGS     INCOME      TOTAL
                                  ----------- --------  ------------- --------
BALANCES AT DECEMBER 31, 1996....  $402,242   $144,453    $  3,727    $550,422
Net Income.......................               21,969                  21,969
Change in Net Unrealized
 Investment Gains (Losses).......                           13,620      13,620
Contributed Capital..............    47,531                             47,531
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1997....   449,773    166,422      17,347     633,542
Net Income.......................               11,437                  11,437
Change in Net Unrealized
 Investment Gains (Losses).......                               92          92
Contributed Capital..............   200,000                            200,000
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1998....   649,773    177,859      17,439     845,071
Net Income.......................               45,724                  45,724
Preferred Stock Dividends........               (9,055)                 (9,055)
Change in Net Unrealized
 Investment Gains (Losses).......                          (28,437)    (28,437)
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1999....  $649,773   $214,528    $(10,998)   $853,303
                                   ========   ========    ========    ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)


                                                  1999       1998       1997
                                                ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES.......... $(159,314) $(311,296) $(121,838)
                                                ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
  Available for Sale Fixed Maturities..........   114,478    164,566    145,197
  Equity Securities............................     2,491     39,333     32,806
  Other, Net...................................        (1)       721        128
 Purchases of:
  Available for Sale Fixed Maturities..........  (157,761)  (184,810)  (326,059)
  Equity Securities............................    (9,590)   (80,066)         0
  Real Estate..................................    (3,251)    (3,644)         0
  Fixed Asset Property and Equipment...........         0     (1,459)      (101)
  Other Assets.................................      (302)       (89)         0
 Net Change in Short-Term Investments..........   (10,334)   (24,341)   128,616
 Net Change in Policy Loans....................   (46,195)   (31,017)   (28,520)
 Other, Net....................................    23,443      1,631        177
                                                ---------  ---------  ---------
NET CASH USED IN INVESTING ACTIVITIES..........   (87,022)  (119,175)   (47,756)
                                                ---------  ---------  ---------
Cash Flows from Financing Activities:
 Capital Contributions.........................         0    200,000     46,681
 Dividends Paid................................    (9,055)         0          0
 Repayment of Debt.............................   (13,232)    (8,670)    (3,181)
 Policyholder Account Balances:
  Deposits.....................................   517,551    358,090    244,338
  Withdrawals..................................  (242,388)  (149,499)   (95,066)
 Financial Reinsurance Receivables.............    34,233          0      1,823
                                                ---------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES......   287,109    399,921    194,595
                                                ---------  ---------  ---------
Change in Cash and Cash Equivalents............    40,773    (30,550)    25,001
Cash and Cash Equivalents, Beginning of Year...    43,598     74,148     49,147
                                                ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR......... $  84,371  $  43,598  $  74,148
                                                =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid................................. $      87  $   3,830  $   1,495
                                                =========  =========  =========
 Income Taxes Paid............................. $  30,045  $  14,118  $   5,470
                                                =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                1999       1998       1997
                                              ---------  ---------  ---------
NET INCOME................................... $  45,724  $  11,437  $  21,969
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
  Net........................................  (186,467)  (145,787)  (140,578)
 Change in Accrued Investment Income.........    (8,138)    (3,090)    (4,999)
 Change in Premiums and Other Receivables....    25,367    (82,081)   (57,095)
 Gains from Sales of Investments, Net........    (2,922)    (5,610)      (890)
 Depreciation and Amortization Expenses......    11,350     13,137     10,085
 Interest Credited to Policyholder Account
  Balances...................................    10,721      7,735      6,220
 Universal Life and Investment-Type Product
  Policy Fee Income..........................  (220,841)  (173,766)  (145,157)
 Change in Future Policy Benefits............    53,181     61,317     35,540
 Change in Other Policyholder Funds..........    59,084     73,814      6,309
 Change in Policyholder Dividends Payable....       368        188      5,701
 Change in Income Taxes Payable..............   (26,871)     2,358      1,674
 Other, Net..................................    80,130    (70,948)   139,383
                                              ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........ $(159,314) $(311,296) $(121,838)
                                              =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management, Inc. On April 30, 1998, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 1999, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

New England Investment Management, Inc. (NEIM), which changed its name from TNE Advisers, Inc. in March 1999, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with GAAP in making such determination.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1999 presentation.

INVESTMENTS

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Policy loans are stated at unpaid principal balances, which approximates fair value.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation on property and equipment and amortization of leasehold improvements was $36,122, and $24,772 at December 31, 1999 and 1998, respectively. Related depreciation and amortization expense was $11,350, $13,137 and $10,085 for the years ended December 31, 1999, 1998 and 1997, respectively.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for nonmedical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Information regarding deferred policy acquisition costs is as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                     1999      1998      1997
                                                   --------  --------  --------
   Balance at January 1........................... $710,961  $565,769  $434,636
   Capitalized during the year....................  216,913   182,943   157,670
                                                   --------  --------  --------
     Total........................................  927,874   748,712   592,306
   Amortization allocated to:
    Net realized investment gains.................     (616)   (5,282)        0
    Unrealized investment gains (losses)..........   33,276      (595)   (9,446)
    Other Expenses................................  (29,831)  (31,874)  (17,091)
                                                   --------  --------  --------
     Total amortization...........................    2,829   (37,751)  (26,537)
   Balance at December 31......................... $930,703  $710,961  $565,769
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

ACQUISITIONS

The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transaction. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

                        Pro forma Impact of Acquisition

                                                       YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                           1998         1997
                                                       ------------ ------------
   Revenue............................................ $    557,229 $    381,691
                                                       ============ ============
   Net Income......................................... $     10,311 $     25,049
                                                       ============ ============

OTHER INTANGIBLE ASSETS

The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

        Excess of Purchase Price Over Fair Value of Net Assets Acquired

                                                     YEARS ENDED DECEMBER 31,
                                                    ------------------------------
                                                      1999       1998      1997
                                                    ---------  ---------  --------
   Net Balance, January 1.......................... $  21,931  $       0  $   0
    Acquisitions...................................         0     23,498      0
    Amortization...................................    (2,350)    (1,567)     0
                                                    ---------  ---------  -----
   Net Balance, December 31........................ $  19,581  $  21,931  $   0
                                                    =========  =========  =====
   December 31
    Accumulated Amortization....................... $  (3,917) $  (1,567) $   0
                                                    =========  =========  =====

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5.5% to 6%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 3% to 6.5%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.25%, less expense and mortality charges and withdrawals.

The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

Premiums related to non-medical health contracts are recognized as income when due.

Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

DIVIDENDS TO POLICYHOLDERS

Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

PARTICIPATING BUSINESS

Participating business represented approximately 3.49% and 3.52% of the Company's life insurance in force, and 8.30% and 7.96% of the number of life insurance policies in force at December 31, 1999 and 1998, respectively. Participating policies represented approximately 56.77%, 95.78% and 68.24% of gross life insurance premiums, for the years ended December 31, 1999, 1998 and 1997, respectively.

INCOME TAXES

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., file a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and non-life insurance direct subsidiaries. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

REINSURANCE

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contractholders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs which would have otherwise been expensed in 1999.

Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of SFAS 133 until January 1, 2001. The provisions of SFAS 133 require, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The components of net investment income are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                  ----------------------------
                                                    1999      1998      1997
                                                  --------  --------  --------
   Fixed maturities.............................. $ 54,490  $ 53,467  $ 50,348
   Equity securities.............................   13,896    (9,118)    4,915
   Real estate...................................      831     4,149       815
   Policy loans..................................    9,157     6,855     5,081
   Cash, cash equivalents and short-term
    investments..................................    3,494       861     4,160
   Other investment income.......................   (7,529)       76       591
                                                  --------  --------  --------
   Gross investment income.......................   74,339    56,290    65,910
   Investment expenses...........................   (5,841)   (7,213)   (4,851)
                                                  --------  --------  --------
   Net Investment income......................... $ 68,498  $ 49,077  $ 61,059
                                                  ========  ========  ========

Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      1999     1998     1997
                                                     ----------------  --------
   Fixed maturities................................. $   850 $ 10,899  $  (774)
   Equity securities................................       0        0    1,040
   Other invested assets............................   2,688       (7)      (8)
                                                     ------- --------  -------
     Subtotal.......................................   3,538   10,892      258
   Less: Amounts allocable to amortization of
    deferred policy acquisition costs...............     616    5,282     (632)
                                                     ------- --------  -------
   Investment gains (losses), net................... $ 2,922 $  5,610  $   890
                                                     ======= ========  =======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Realized investment gains have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                      1999     1998     1997
                                                    --------  -------  -------
   Balance at January 1...........................  $ 17,439  $17,347  $ 3,727
    Change in unrealized investment gains
     (losses).....................................   (73,813)     391   30,207
    Change in unrealized investment gains (losses)
     attributable to:
     Deferred policy acquisition costs............    33,276     (595)  (9,446)
     Deferred income tax (expense) benefit........    12,100      296   (7,141)
                                                    --------  -------  -------
   Balance at December 31.........................  $(10,998) $17,439  $17,347
                                                    ========  =======  =======

The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                  YEARS ENDED DECEMBER 31,
                                                 ----------------------------
                                                   1999      1998      1997
                                                 --------  --------  --------
   Balance, end of year, comprised of:
    Unrealized investment gains (losses) on:
     Fixed maturities........................... $(35,205) $ 40,928  $ 41,706
     Equity securities..........................    3,511     1,191         0
     Other......................................        0         0        22
                                                 --------  --------  --------
                                                  (31,694)   42,119    41,728
   Amounts of unrealized investment gains
    (losses)
    Attributable to:
     Deferred policy acquisition costs..........   17,478   (15,798)  (15,202)
     Deferred income tax (expense) benefit......    3,218    (8,882)   (9,179)
                                                 --------  --------  --------
   Balance, end of year......................... $(10,998) $ 17,439  $ 17,347
                                                 ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST     GAIN     LOSS   FAIR VALUE
                                          --------- ---------------- ----------
DECEMBER 31, 1999
Fixed Maturities:
 U. S. Treasury Securities and
  obligations of U. S. Government
  corporations and agencies.............. $ 33,909  $    20 $    439  $ 33,490
 Foreign governments.....................   20,748      201      581    20,368
 Corporate...............................  670,602    5,074   40,237   635,439
 Mortgage-backed securities..............   44,470      934      203    45,201
 Other...................................    1,199        0        0     1,199
                                          --------  ------- --------  --------
  Total Fixed Maturities................. $770,928  $ 6,229 $ 41,460  $735,697
                                          ========  ======= ========  ========
Equity Securities:
 Common stocks...........................   19,174    4,191      680    22,685
                                          --------  ------- --------  --------
  Total Equity Securities................ $ 19,174  $ 4,191 $    680  $ 22,685
                                          ========  ======= ========  ========

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED -----------------ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------------------
DECEMBER 31, 1998
Fixed Maturities:
 U. S. Treasury Securities and
  obligations of U. S. government
  corporations and agencies.............. $ 27,260  $     91 $    47  $ 27,304
 Foreign governments.....................    1,679         0       0     1,679
 Corporate...............................  644,636    43,036   5,139   682,533
 Mortgage-backed securities..............   55,027     2,821       0    57,848
                                          --------  -------- -------  --------
  Total Fixed Maturities................. $728,602  $ 45,948 $ 5,186  $769,364
                                          ========  ======== =======  ========
Equity Securities:
 Common stocks...........................   12,075     1,645     480    13,240
                                          --------  -------- -------  --------
  Total Equity Securities................ $ 12,075  $  1,645 $   480  $ 13,240
                                          ========  ======== =======  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 1999 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................. $ 15,910   $ 15,857
   Due after one year through five years...................   92,303     90,635
   Due after five years through ten years..................  131,438    130,492
   Due after ten years.....................................  486,807    453,512
                                                            --------   --------
     Subtotal..............................................  726,458    690,496
   Mortgage-backed securities..............................   44,470     45,201
                                                            --------   --------
     Total................................................. $770,928   $735,697
                                                            ========   ========

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sales of fixed maturities and equity securities are as follows:

                                                        1999     1998     1997
                                                       ------- -------- --------
   Fixed Maturities
    Proceeds.......................................... $64,925 $120,416 $110,301
    Gross realized gains.............................. $ 1,897 $ 10,901 $  1,036
    Gross realized losses............................. $ 1,047 $      2 $  1,810
   Equity Securities
    Proceeds.......................................... $ 2,491 $ 39,333 $ 32,806
    Gross realized gains.............................. $     0 $      0 $  1,344
    Gross realized losses............................. $     0 $      0 $    304

Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. The bonds and short-term investments at fair market value held by the trust were $518,436 and $526,723, at December 31, 1999 and 1998, respectively.

STATUTORY DEPOSITS

The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 1999 and 1998, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $53,675 at July 1, 1999, and was $44,431 at December 31, 1999.

The effect of reinsurance on premiums earned is as follows:

                                                     1999      1998      1997
                                                   --------  --------  --------
   Direct premiums................................ $163,159  $110,768  $ 30,975
   Reinsurance assumed............................   57,479    58,329    62,315
   Reinsurance ceded..............................  (97,000)  (68,408)  (29,674)
                                                   --------  --------  --------
   Net premiums earned............................ $123,638  $100,689  $ 63,616
                                                   ========  ========  ========

Reinsurance recoverables, included in other receivables, were $83,091 and $103,677 at December 31, 1999 and 1998, respectively.

Reinsurance and ceded commissions payables, included in other liabilities, were $23,400 and $21,152 at December 31, 1999 and 1998, respectively.

The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       1999      1998     1997
                                                     --------  --------  --------
   Balance at January 1............................. $  1,953  $    809  $    0
    Less: Reinsurance recoverables..................    1,565       647       0
                                                     --------  --------  ------
   Net balance at January 1.........................      388       162       0
                                                     --------  --------  ------
   Incurred related to:
    Current year....................................      472       303     173
    Prior years.....................................      (33)      (57)    (11)
                                                     --------  --------  ------
                                                          439       246     162
                                                     --------  --------  ------
   Paid related to:
    Current year....................................       23         2       0
    Prior years.....................................       19        18       0
                                                     --------  --------  ------
                                                           42        20       0
                                                     --------  --------  ------
   Balance at December 31...........................      785       388     162
    Add: Reinsurance recoverables...................    3,147     1,565     647
                                                     --------  --------  ------
   Balance at December 31........................... $  3,932  $  1,953  $  809
                                                     ========  ========  ======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


5. INCOME TAXES

The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                        CURRENT DEFERRED   TOTAL
                                                        ------- --------  -------
   1999
   Federal............................................. $20,910 $ 8,134   $29,044
   State and Local.....................................       0     300       300
                                                        ------- -------   -------
     Total............................................. $20,910 $ 8,434   $29,344
                                                        ======= =======   =======
   1998
   Federal............................................. $13,734 $  (788)  $12,946
   State and Local.....................................       0     100       100
                                                        ------- -------   -------
     Total............................................. $13,734 $  (688)  $13,046
                                                        ======= =======   =======
   1997
   Federal............................................. $ 8,473 $(3,772)  $ 4,701
   State and Local.....................................     316     (29)      287
                                                        ------- -------   -------
     Total............................................. $ 8,789 $(3,801)  $ 4,988
                                                        ======= =======   =======

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                           YEARS ENDED
                                                           DECEMBER 31,
                                                     -------------------------
                                                      1999     1998     1997
                                                     -------  -------  -------
   Income before taxes.............................. $75,068  $24,483  $26,957
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................  26,274    8,569    9,435
   Tax effect of:
    Tax exempt investment income....................       0     (100)       0
    State and local income taxes....................     300      100   (1,013)
    Tax credits.....................................       0     (100)       0
    Prior year taxes................................     684        0        0
    Other, net......................................   2,086    4,577   (3,434)
                                                     -------  -------  -------
   Income Tax Expense............................... $29,344  $13,046  $ 4,988
                                                     =======  =======  =======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                            1999       1998
                                                          ---------  ---------
   Deferred tax assets:
    Policyholder liabilities............................. $ 233,504  $ 177,017
    Unrealized investment losses, net....................     3,218          0
    Other, net...........................................    15,035     15,453
                                                          ---------  ---------
     Total gross assets..................................   251,757    192,470
                                                          ---------  ---------
   Deferred tax liabilities:
    Investments..........................................      (216)    (1,068)
    Deferred policy acquisition costs....................  (267,249)  (208,881)
    Unrealized investment gains, net.....................         0     (8,882)
    Other, net...........................................   (22,961)   (15,973)
                                                          ---------  ---------
     Total gross liabilities.............................  (290,426)  (234,804)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (38,669) $ (42,334)
                                                          =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                                    DECEMBER 31,
                                         --------------------------------------
                                         PENSION BENEFITS     OTHER BENEFITS
                                         ------------------  ------------------
                                           1999      1998      1999      1998
                                         --------  --------  --------  --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at
 beginning of year.....................  $252,487  $210,590  $ 48,987  $ 46,591
Service cost...........................     8,172     6,927       973       942
Interest cost..........................    18,488    15,878     3,351     3,267
Actuarial gain.........................   (15,914)   14,831    (3,214)    1,256
Divestitures...........................         0         0         0         0
Curtailments...........................         0         0         0         0
Terminations...........................         0         0         0         0
Change in benefits.....................         0    11,935         0       (10)
Benefits paid..........................    (8,444)   (7,674)   (3,475)   (3,059)
                                         --------  --------  --------  --------
Projected benefit obligation at end of
 year..................................  $254,789  $252,487  $ 46,622  $ 48,987
                                         --------  --------  --------  --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at
 beginning of year.....................  $184,803  $150,820  $      0  $      0
Actual return on plan assets...........    25,300    28,309         0         0
Employer contribution..................     7,620    12,997         0         0
Benefits paid..........................    (7,500)   (7,323)        0         0
                                         --------  --------  --------  --------
Contract value of plan assets at end of
 year..................................  $210,223  $184,803  $      0  $      0
                                         --------  --------  --------  --------
Over/(Under) funded....................  $(44,566) $(67,684) $(46,622) $(48,987)
Unrecognized net asset at transition...      (503)   (1,674)        0         0
Unrecognized net actuarial gains.......     7,681    34,350   (20,068)  (17,787)
Unrecognized prior service cost........    15,942    16,854        (8)       (9)
                                         --------  --------  --------  --------
Prepaid (accrued) benefit cost.........  $(21,446) $(18,154) $(66,698) $(66,783)
                                         ========  ========  ========  ========
Qualified plan prepaid (accrued)
 pension cost..........................  $ (2,675) $ (2,164) $      0  $      0
Non-qualified plan prepaid (accrued)
 pension cost..........................   (18,771)  (15,990)        0         0
                                         --------  --------  --------  --------
Prepaid (accrued) benefit cost.........  $(21,446) $(18,154) $      0  $      0
                                         ========  ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                NON-QUALIFIED
                           QUALIFIED PLAN           PLAN                TOTAL
                          ------------------  ------------------  ------------------
                            1999      1998      1999      1998      1999      1998
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $224,653  $226,717  $ 30,136  $ 25,770  $254,789  $252,487
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   210,223   184,803         0         0   210,223   184,803
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(14,430) $(41,914) $(30,136) $(25,770) $(44,566) $(67,684)
                          ========  ========  ========  ========  ========  ========

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                          PENSION      OTHER
                                                         BENEFITS    BENEFITS
                                                         ----------  ----------
                                                         1999  1998  1999  1998
                                                         ----  ----  ----  ----
   Weighted average assumptions as of December 31,
   Discount rate........................................ 7.00% 7.25% 7.75% 7.00%
   Expected return on plan assets....................... 8.50% 8.50%   --    --
   Rate of compensation increase........................ 5.50% 4.50%   --    --

The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 7.00% in 1999, gradually decreasing to 5.00% over five years and generally 7.40% in 1998, gradually decreasing to 5.00% over five years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               ONE %    ONE %
                                                              INCREASE DECREASE
                                                              -------- --------
   Effect on total of service and interest cost components...    13%     (10%)
   Effect on accumulated postretirement benefit obligation...    11%     (10%)

The components of periodic benefit costs were as follows:

                                 PENSION BENEFITS            OTHER BENEFITS
                            ----------------------------  ---------------------
                              1999      1998      1997     1999    1998   1997
                            --------  --------  --------  ------  ------ ------
   Service cost............ $  8,172  $  6,927  $  5,310  $  973  $  942 $  885
   Interest cost...........   18,488    15,878    13,958   3,351   3,267  3,707
   Expected return on plan
    assets.................  (15,698)  (12,866)  (22,250)      0       0      0
   Net amortization and
    deferrals..............    1,322       669    11,092    (934)    167   (871)
                            --------  --------  --------  ------  ------ ------
   Net periodic benefit
    cost................... $ 12,284  $ 10,608  $  8,110  $3,390  $4,376 $3,721
                            ========  ========  ========  ======  ====== ======

SAVINGS AND INVESTMENT PLANS

The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,187, $2,252 and $1,588 for the years ended
December 31, 1999, 1998 and 1997, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


7. LEASES

In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                         GROSS
                                                      RENTAL SUB-RENTAL  RENTAL
                                                      INCOME   INCOME   EXPENSE
                                                      ------ ---------- --------
   2000..............................................  $31    $ 7,845   $ 14,738
   2001..............................................    0      7,854     14,042
   2002..............................................    0      7,864     13,413
   2003..............................................    0      8,026     13,822
   2004..............................................    0      8,206     12,836
   Thereafter........................................    0     26,319    117,722
                                                       ---    -------   --------
     Total...........................................  $31    $66,114   $186,573
                                                       ===    =======   ========

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310, $8,612 and $3,155 were made during 1999, 1998 and 1997, respectively. The interest rate applied was 6.4%, 6.4% and 5.8% at January 31, 1999 and December 31, 1998 and 1997, respectively.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the Notes), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at the subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $75,053. No repayments were made during 1999, 1998 and 1997, respectively.

9. COMMITMENTS AND CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $197, $204, and $43 in 1999, 1998, and 1997, respectively, of which $197,
$203, and $33 were to be credited against premium taxes.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

10. OTHER EXPENSES

Other operating costs and expenses consisted of the following:

                                                  YEARS ENDED DECEMBER 31,
                                                -------------------------------
                                                  1999       1998       1997
                                                ---------  ---------  ---------
Compensation................................... $  96,887  $  86,822  $  58,754
Commissions....................................   205,463    166,218     77,351
Interest and debt expense......................     5,493      9,374      6,750
Amortization of policy acquisition costs.......    29,831     31,874     17,091
Capitalization of policy acquisition costs.....  (216,913)  (182,943)  (157,670)
Rent expense, net of sub-lease income..........     5,550      4,252      4,473
Insurance taxes, licenses, and fees............    21,253     21,802     15,002
Other..........................................   234,317    179,260    122,591
                                                ---------  ---------  ---------
  Total........................................ $ 381,881  $ 316,659  $ 144,342
                                                =========  =========  =========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Amounts related to the Company's financial instruments are as follows:

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1999:
   ASSETS
   Fixed maturities......................................... $735,697  $735,697
   Equity securities........................................   22,685    22,685
   Policy loans.............................................  181,995   181,995
   Short-term investments...................................   62,619    62,619
   Cash and cash equivalents................................   84,371    84,371
   LIABILITIES
   Policyholder account balances............................   84,037    82,765
   Other policyholder funds.................................      525       525
   Short and long-term debt.................................   75,053    75,053

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1998:
   ASSETS
   Fixed maturities......................................... $769,364  $769,364
   Equity securities........................................   13,240    13,240
   Policy loans.............................................  135,800   135,800
   Short-term investments...................................   52,285    52,285
   Cash and cash equivalents................................   43,598    43,598
   LIABILITIES
   Policyholder account balances............................   23,365    22,524
   Other policyholder funds.................................      646       646
   Short and long-term debt.................................   82,855    82,855

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

POLICY LOANS

Policy loans are stated at unpaid principal balances, which approximates fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

SHORT-TERM AND LONG-TERM DEBT

Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

12. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with such amounts determined in conformity with generally accepted accounting principles were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1999       1998       1997
                                               ---------  ---------  ---------
   Statutory surplus.......................... $ 399,864  $ 456,525  $ 307,290
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances........................  (435,980)  (336,821)  (279,510)
     Deferred policy acquisition costs........   930,703    710,961    565,769
     Deferred federal income taxes............   (38,669)   (42,334)   (42,066)
     Valuation of investments.................   (46,890)    53,514     56,873
     Statutory asset valuation reserves.......    13,514     10,636      8,388
     Statutory interest maintenance reserve...       462        816        571
     Surplus notes............................   (75,053)   (69,560)   (64,016)
     Receivables from reinsurance
      transactions............................     5,049     26,004     27,519
     Other, net...............................   100,303     35,330     52,724
                                               ---------  ---------  ---------
   GAAP equity................................ $ 853,303  $ 845,071  $ 633,542
                                               =========  =========  =========

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1999       1998       1997
                                               ---------  ---------  ---------
   Statutory net income (loss)................ $ (40,928) $ (28,043) $ (37,358)
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances........................  (295,868)  (196,754)  (311,588)
     Deferred policy acquisition costs........   186,497    135,788    139,947
     Deferred federal income taxes............      (580)       688      3,801
     Valuation of investments.................    13,681    (13,490)         0
     Statutory interest maintenance reserve...      (354)       245        342
     Other, net...............................   183,276    113,003    226,825
                                               ---------  ---------  ---------
   GAAP net income............................ $  45,724  $  11,437  $  21,969
                                               =========  =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


13. RELATED PARTY TRANSACTIONS

MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $160,792, $193,641 and $186,757 including accruals for administrative services on NEMLICO administered contracts for 1999, 1998, and 1997, respectively. In addition, $9,442, $14,123 and $600 for 1999, 1998 and 1997, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. In 1997, MetLife made a capital contribution to the Company of $50,000 in cash.

During 1999, the Company paid $9,055 of preferred stock dividends to MetLife Credit Corporation.

On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. The Company paid $2,730 and $6,166 in 1999 and 1998, respectively under these agreements.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building that it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $4,219, $2,340 and $2,340 in 1999, 1998 and 1997, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1998 were amounts receivable for asset-based commissions from NEF and SSR totaling $593 and $13, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3,900,000 and $33,000 under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $75,053 and $69,560 at December 31, 1999 and 1998, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $4,840,029 and $3,258,383 at December 31, 1999 and 1998, respectively, wherein the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $36,934, $30,714 and $12,642 in 1999, 1998 and 1997,
respectively.

15. YEAR 2000

The Year 2000 issue was the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has implemented a plan to resolve the issue. There can be no assurances that the Year 2000 plan of the Company or that of its vendors or third parties have resolved all Year 2000 issues. Further, there can be no assurance that there will not be any future system failure or that such failure, if any, will not have a material impact on the operations of the Company.

16. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 1999, 1998 and 1997. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                 DECEMBER 31, 1999
                          -------------------------------------------------------------------
                                                             GROUP     CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP     LIFE,        AND
                             LIFE      ANNUITY    PENSION     A&H     SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  --------  ------------ ----------
REVENUES
Premiums................  $   63,358  $        0  $     15  $ 28,652    $ 31,613   $  123,638
Universal Life and
 Investment-Type Product
 Policy Fees............     199,701      16,771     4,369         0           0      220,841
Net Investment Income...     (31,181)       (108)      (13)      167      99,633       68,498
Investment Gains
 (Losses), Net..........         402           1         0        (1)      2,520        2,922
Commissions, Fees and
 Other Revenues.........      25,376       6,708     3,005    34,610     196,192      265,891
                          ----------  ----------  --------  --------    --------   ----------
  Total Revenues........     257,656      23,372     7,376    63,428     329,958      681,790

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     124,727       4,624       113    23,814      40,015      193,293
Interest Credited to
 Policyholder Account
 Balances...............       8,811       1,623     1,220        30        (963)      10,721
Policyholder Dividends..       1,739           0         0       (32)     19,120       20,827
Other Operating Costs
 and Expenses...........     128,466      21,826     6,196    36,326     189,067      381,881
                          ----------  ----------  --------  --------    --------   ----------
  Total Benefits and
   Other Deductions.....     263,743      28,073     7,529    60,138     247,239      606,722
Income from Operations
 Before Income Taxes....      (6,087)     (4,701)     (153)    3,290      82,719       75,068
Income Taxes............       1,357      (1,563)      (26)    1,244      28,332       29,344
                          ----------  ----------  --------  --------    --------   ----------
Net Income..............  $   (7,444) $   (3,138) $   (127) $  2,046    $ 54,387   $   45,724
                          ==========  ==========  ========  ========    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  771,879  $   63,123  $ 10,499  $  8,539    $ 76,663   $  930,703
Separate Account Assets.   2,704,767   1,398,993   517,920   218,349           0    4,840,029
Liabilities
Policyholder
 Liabilities............     535,662      43,674    45,407    43,936     517,949    1,186,628
Separate Account
 Liabilities............   2,704,767   1,398,993   517,920   218,349           0    4,840,029

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


                                                 DECEMBER 31, 1998
                          ------------------------------------------------------------------
                                                                      CORPORATE
                          INDIVIDUAL  INDIVIDUAL  GROUP     GROUP        AND
                             LIFE      ANNUITY   PENSION   LIFE A&H  SUBSIDIARIES   TOTAL
                          ----------  ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394    $ 30,114   $  100,689
Universal Life and
 Investment-Type Product
 Policy Fees............     161,936      9,332     2,788      (290)          0      173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651      73,079       49,077
Investment Gains
 (Losses), Net..........        (182)        (7)       (4)       17       5,786        5,610
Commissions, Fees and
 Other Revenues.........       9,408      6,042     1,118    20,430     155,413      192,411
                          ----------   --------  --------  --------    --------   ----------
  Total Revenues........     197,399     13,646     3,914    42,202     264,392      521,553

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561      46,600      149,687
Interest Credited to
 Policyholder Account
 Balances...............       6,337      1,264        83         0          51        7,735
Policyholder Dividends..       1,135          4         0         3      21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731     179,703      316,659
                          ----------   --------  --------  --------    --------   ----------
  Total Benefits and
   Other Deductions.....     195,465     19,535     4,574    29,295     248,201      497,070
Income from Operations
 Before Income Taxes....       1,934     (5,889)     (660)   12,907      16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986         (83)      13,046
                          ----------   --------  --------  --------    --------   ----------
Net Income..............  $   (8,034)  $ (5,487) $   (237) $  8,921    $ 16,274   $   11,437
                          ==========   ========  ========  ========    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  616,959   $ 42,524  $  2,359  $  2,511    $ 46,608   $  710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716           0    3,258,383
Liabilities
Policyholder
 Liabilities............     380,586     38,912       768    19,233     519,353      958,852
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716           0    3,258,383

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


                                                 DECEMBER 31, 1997
                          -----------------------------------------------------------------
                                                                     CORPORATE
                          INDIVIDUAL INDIVIDUAL  GROUP     GROUP        AND
                             LIFE     ANNUITY   PENSION   LIFE A&H  SUBSIDIARIES   TOTAL
                          ---------- ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   27,200  $     31  $      0  $ 3,743     $ 32,642   $   63,616
Universal Life and
 Investment-Type Product
 Policy Fees............     139,235     4,732       486      704            0      145,157
Net Investment Income...      31,905      (270)      (20)    (118)      29,562       61,059
Investment Gains
 (Losses), Net..........         523         0         0        0          367          890
Commissions, Fees and
 Other Revenues.........       9,542     3,253       266    4,383       10,858       28,302
                          ----------  --------  --------  -------     --------   ----------
  Total Revenues........     208,405     7,746       732    8,712       73,429      299,024

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      71,010     3,431         0    3,827       21,912      100,180
Interest Credited to
 Policyholder Account
 Balances...............       5,371       664       149        0           36        6,220
Policyholder Dividends..         507         1         0        0       20,817       21,325
Other Operating Costs
 and Expenses...........      98,664    10,777     2,092    6,745       26,064      144,342
                          ----------  --------  --------  -------     --------   ----------
  Total Benefits and
   Other Deductions.....     175,552    14,873     2,241   10,572       68,829      272,067
Income from Operations
 Before Income Taxes....      32,853    (7,127)   (1,509)  (1,860)       4,600       26,957
Income Taxes............       2,701    (1,203)     (504)    (447)       4,441        4,988
                          ----------  --------  --------  -------     --------   ----------
Net Income..............  $   30,152  $ (5,924) $ (1,005) $(1,413)    $    159   $   21,969
                          ==========  ========  ========  =======     ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  498,208  $ 24,226  $  1,347  $   877     $ 41,111   $  565,769
Separate Account Assets.   1,426,347   450,441   111,437        0            0    1,988,225
Liabilities
Policyholder
 Liabilities............     258,880    20,476       197    6,398      463,269      749,220
Separate Account
 Liabilities............   1,426,347   450,441   111,437        0            0    1,988,225

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                                    Part II

                          UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

  Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(vsl)

                                REPRESENTATIONS

  New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable survivorship life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

  This Registration Statement comprises the following papers and documents:

  The facing sheet.

  A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

  The prospectus consisting of 211 pages.

  The undertaking to file reports.

  The undertaking pursuant to Rule 484(b) under the Securities   Act of 1933.

  Representations.

  The signatures.

  Written consents of the following persons:

     H. James Wilson, Esq. (see Exhibit 3(i) below)
     James J. Reilly, Jr., F.S.A., M.A.A.A.
       (see Exhibit 3(ii) below)
     Sutherland, Asbill & Brennan LLP
       (see Exhibit 6 below)
     Independent Auditor (see Exhibit 11 below)

  The following exhibits:

     1.A. (1)     January 31, 1983 resolution of the Board of
                     Directors of NEVLICO *
          (2)     None
          (3) (a)   Distribution Agreement between NEVLICO and NELESCO **
              (b)   (i)  Form of Contract between NELICO and its
                         General Agents *

                    (ii) Form of contract between NELICO and its
                         Agents **
              (c) Commission Schedule for Policies ***
              (d) Form of contract among NES, NELICO and other
                  broker dealers ####
          (4)     None
          (5) (a) Specimen of Policy, including
                  Applications *
              (b) Riders to Policy *
              (c) Split- Option Rider ***
              (d) Extended Maturity Rider ***
              (e) Additional Application @
          (6) (a) Amended and restated Articles of
                  Organization of NELICO ###
              (b) Amended and restated By-Laws of NELICO ####
              (c) Amendments to the Amended and restated Articles of
                  Organization +++
          (7)     None
          (8)     None
          (9)     None
     2.           See Exhibit 3(i)
     3.  (i)      Opinion and Consent of H. James Wilson,
                  Esquire *
         (ii)     Opinion and Consent of James J. Reilly, Jr.,  F.S.A., M.A.A.A.
     4.           None
     5.           Inapplicable
     6.           Consent of Sutherland Asbill & Brennan LLP
     7.  (i)      Powers of Attorney ###
         (ii)     Power of Attorney for James M. Benson, Robert H. Benmosche and
                  Catherine A. Rein +
         (iii)    Power of Attorney for David Y. Rogers @@
     8.           Notice of Withdrawal Right for Policies *
     9.           Inapplicable
     10.          Computation of basis for exchange right pursuant to Rule 6e-
                  3(T) (b) (13) (v) under the Investment Company Act of 1940 *
     11.          Consent of Independent Auditors
     12.          Schedule for computation of performance quotations **
     13. (i)      Consolidated memorandum describing certain procedures,
                  filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) **
         (ii)     Addendum to Consolidated memorandum describing certain
                  procedures, filed pursuant to Rule 6e-3(T)(b)(12)(iii) ##
         (iii)    Second Addendum to Consolidated Memorandum ++++

     14. (i)      Participation Agreement among Variable Insurance
                  Products Fund, Fidelity Distributors Corporation and
                  New England Variable Life Insurance Company **
         (ii)     Amendment No. 1 to Participation Agreement among
                  Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company #
         (iii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company #
         (iv) Form of Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company. @@@


-----------

# Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

## Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed April 26, 1996.

### Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

#### Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

* Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.

*** Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed April 30, 1998.

+ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

++ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed January 20, 1999.

+++ Incorporated herein by reference to the Post-Effective Amendment No.4 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed February 24, 1999.

++++ Incorporated herein by reference to the Post-Effective Amendment No.10 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 1999.

@ Incorporated herein be reference to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed October 20, 1999.

@@ Incorporated herein be reference to the Post-Effective Amendment No.11 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 2000.

@@@ Incorporated herein by reference to Post-Effective Amendment No. 26 to the Metropolitan Series Fund, Inc. Registration Statement on Form N-1A (File No. 2-80751) filed April 6, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 2000.

                               New England Variable Life Separate Account
                                  (Registrant)


                               By:  New England Life Insurance Company
                                       (Depositor)


                               By:  /s/ H. James Wilson
                                    -------------------
                                    H. James Wilson
                                    Executive Vice President and
                                    General Counsel

Attest:


/s/ Marie C. Swift
------------------
 Marie C. Swift

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 2000.


                                             New England Life Insurance Company
(Seal)


Attest:  /s/ Marie C. Swift                  By: /s/ H. James Wilson
         ------------------                      -------------------
         Marie C. Swift                          H. James Wilson
                                                 Executive Vice President and
                                                 General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 26, 2000.


       *                                Chairman, President and
-------------------------               Chief Executive Officer
James M. Benson

       *                                Director
-------------------------
Robert H. Benmosche

       *                                Director
-------------------------
Susan C. Crampton

       *                                Director
-------------------------
Edward A. Fox

       *                                Director
-------------------------
George J. Goodman

       *                                Director
-------------------------
Evelyn E. Handler

       *                                Director
-------------------------
Philip K. Howard, Esq.

       *                                Director
-------------------------
Bernard A. Leventhal

       *                                Director
-------------------------
Thomas J. May

       *                                Director
-------------------------
Stewart G. Nagler

       *                                Director
-------------------------
Catherine A. Rein

       *                                Executive Vice President,
-------------------------               Chief Financial Officer and
David Y. Rogers                         Chief Accounting Officer

       *                                Director
-------------------------
Rand N. Stowell


                                        By: /s/ Anne M. Goggin
                                            --------------------
                                            Anne M. Goggin, Esq.
                                            Attorney-in-fact


* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997, Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, on July 9, 1998, Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, on January 20, 1999 and Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, on April 26, 2000.




(vsl)

                                  EXHIBIT LIST


                                                     Sequentially
Exhibit Number       Title                           Numbered Page*
--------------       -----                           --------------


     3.  (ii)      Opinion and Consent of James J.
                   Reilly, Jr., F.S.A., M.A.A.A.

     6.            Consent of Sutherland, Asbill &
                   Brennan LLP

    11.            Consent of the Independent Auditors



_________
*  Page numbers inserted on manually-signed copy only.

u:VSL2000.ms